Registration Nos.      33-8214
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                           Pre-Effective Amendment No.                       [ ]
                           Post-Effective Amendment No. 123                  [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                           Amendment No. 127                                 [X]

                        (Check appropriate box or boxes.)
                                 ---------------

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 248-6000

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                         -------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

   [ ] Immediately upon filing pursuant to Rule 485(b)

   [X] On May 1, 2006 pursuant to Rule 485(b)

   [ ] 60 days after filing pursuant to Rule 485(a)(1)

   [ ] On [date] pursuant to Rule 485(a)(1)

   [ ] 75 days after filing pursuant to Rule 485(a)(2)

   [ ] On [date] pursuant to Rule 485(a)(2)

   [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                                                      [Logo]
                                                      MELLON
                                                      --------------------------
                                                      Mellon Institutional Funds




                            Mellon Institutional Group
Prospectus                  of Fixed Income Funds
--------------------------------------------------------------------------------
May 1, 2006




                            Standish Mellon Fixed Income Fund

                            Standish Mellon Investment Grade Bond Fund

                            Standish Mellon High Yield Bond Fund

                            Standish Mellon Enhanced Yield Fund





                            The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

Risk/Return Summary ..................................................     3
    Who may want to invest ...........................................     3
    Mutual fund risks ................................................     3
    Fixed Income Fund ................................................     4
    Investment Grade Bond Fund .......................................     6
    High Yield Bond Fund .............................................     8
    Enhanced Yield Fund ..............................................    10
The Funds' Investments and Related Risks .............................    12
    Principal investments ............................................    12
    Additional investments ...........................................    12
    Additional investment policies ...................................    13
The Investment Adviser ...............................................    15
    About Standish Mellon ............................................    15
    Fund managers ....................................................    16
    Advisory services and fees .......................................    17
Investment and Account Information ...................................    18
    How to purchase shares ...........................................    18
    How to exchange shares ...........................................    19
    How to redeem shares .............................................    19
    Redemption fee ...................................................    20
    Administrative service fee .......................................    20
    Transaction and account policies .................................    21
    Household delivery of fund documents .............................    21
    Valuation of shares ..............................................    21
    Dividends and distributions ......................................    21
Fund Details .........................................................    22
    Tools used to combat short-term trading and excessive
    exchange activity ................................................    22
    Taxes ............................................................    23
    Master/feeder structure ..........................................    23
    The funds' service providers .....................................    23
Financial Highlights .................................................    24
For More Information .................................................    28

Group of Fixed Income Funds

Risk/Return Summary
--------------------------------------------------------------------------------

Standish Mellon Asset Management Company LLC (Standish Mellon) manages each fund. Standish Mellon believes that discovering pockets of inefficiency is the key to adding value to fixed income investments. Standish Mellon focuses on identifying undervalued sectors and securities and de-emphasizes the use of interest rate forecasting. Standish Mellon looks for fixed income securities with the most potential for added value, such as those with unique structural characteristics and the potential for credit upgrade.

Standish Mellon manages more than $142 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2005.

--------------------------------------------------------------------------------

Who may want to invest

Fixed Income Fund and Investment Grade Bond Fund may be appropriate for investors:

o    Seeking current income.

o Seeking to build capital gradually through appreciation and compounding interest.

o Willing to tolerate fluctuations in bond prices due to interest rate changes.

o In the case of Investment Grade Bond Fund, looking for an investment that focuses exclusively on investment grade rated securities.


In addition, for High Yield Bond Fund:

o    Looking to diversify a fixed income portfolio with a high level of income.

o Looking for higher returns than an investment grade bond fund and are willing to tolerate greater volatility and risk.

o Prepared to accept the risks of investing in foreign and emerging markets, which include political instability, currency fluctuations and illiquidity.


Enhanced Yield Fund may be appropriate for investors:

o    Seeking limited price fluctuation.

o    Seeking current income.

o    Looking to diversify a fixed income portfolio with short-term investments.

o As an alternative to a money market fund but without the price stability of a money market fund.

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

--------------------------------------------------------------------------------
Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                     Group of Fixed Income Funds

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Fixed Income Fund
--------------------------------------------------------------------------------

    Investment objective    Primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal.
                            ------------------------------------------------------------------------------------
     Key investments and    The fund invests all of its investable assets in a Standish Mellon master
              strategies    portfolio which invests, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies.
                            Except where indicated, this prospectus uses the term "fund" to mean the fund and its master portfolio taken together. The fund may invest up to 20% of assets in non-U.S. dollar denominated securities of foreign and emerging market issuers, and no more than 10% of assets in these foreign currency denominated securities that have not been hedged back to the U.S. dollar. The fund may also invest in interest rate futures contracts.
                            ------------------------------------------------------------------------------------
          Credit quality    The fund invests primarily in investment grade securities, but may invest up to
                            15% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B at the time of purchase. The adviser attempts to select fixed income securities that have the potential to be upgraded.
                            ------------------------------------------------------------------------------------
        Targeted average    In the range of A to AA/Aa.
portfolio credit quality
                            ------------------------------------------------------------------------------------
                Maturity    The fund generally will maintain an average dollar-weighted effective portfolio maturity of 5 to 13 years but may invest in individual securities of any maturity.
                            ------------------------------------------------------------------------------------
         How investments    The adviser focuses on identifying undervalued sectors and securities and
            are selected    deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. These characteristics may also allow for substantial capital appreciation over time. Many of these securities have higher yields and offer more current income than U.S. governmental bonds but at heightened levels of risk. The adviser selects securities for the fund's portfolio by:
                            o    Allocating assets among sectors appearing to have near-term return potential.
                            o    Actively trading among various sectors, such as corporate, mortgage pass-through, government agency and asset-backed securities.
                            o    Buying when a yield spread advantage presents an opportunity to buy securities cheaply.
                            ------------------------------------------------------------------------------------
      Principal risks of    Investors could lose money on their investments in the fund or the fund could
  investing in the funds    perform less well than other possible investments if any of the following occurs:
                            o    Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.
                            o    The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.
                            o    When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                            o    When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
                            o    The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, sector, security or hedging strategy proves to be incorrect.
                            o    Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S.
                                 issuers. A decline in the value of foreign currencies relative to the U.S.
                                 dollar will reduce the value of securities held by the fund and denominated in those currencies. These risks are more severe for securities of issuers in emerging market countries.
                            o    During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures contracts or closing out its position at a price which the adviser believes would be advantageous to the fund.

Group of Fixed Income Funds

--------------------------------------------------------------------------------

            Total return    The bar chart and total return table indicate the risks of investing in the
             performance    fund. The bar chart shows changes in the performance of the fund for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.
                            -------------------------------------------------------------------------------

Fixed Income Fund

1996                    5.48%
1997                    9.55%
1998                    5.25%
1999                   (0.71)%
2000                   10.22%
2001                    7.16%
2002                    8.89%
2003                    5.24%
2004                    5.74%
2005                    2.96%

Calendar Year Ended December 31

Quarterly Returns:

Highest: 3.99% in 3rd quarter 2002
Lowest: -2.34% in 2nd quarter 2004

Average annual total returns
for selected periods ended December 31, 2005

--------------------------------------------------------------------------------
                                                                    Inception
                              1 Year       5 Years       10 Years      Date
--------------------------------------------------------------------------------
Fixed Income Fund                                                    3/30/87
Return Before Taxes            2.96%        5.99%         5.94%
Return After Taxes on
Distributions*                 1.22%        4.06%         3.40%
Return After Taxes on
Distributions and Sale
of Fund Shares*                1.95%        3.96%         3.47%
Lehman Brothers
Aggregate Index**              2.43%        5.87%         6.16%
(reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Lehman Brothers Aggregate Index is an unmanaged, broad based index of domestic, U.S. dollar-denominated, fixed rate investment grade bonds.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                            Fixed Income
Based on fiscal year ended 12/31/05                            Fund
Shareholder fees                                               None
Group of Fixed Income Funds
(fees paid directly from your investment)
Redemption fee(1)                                              2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
  Management fees                                              0.38%
  Distribution (12b-1) fees                                    None
  Other expenses                                               0.11%
  Total annual fund operating expenses                         0.49%

----------------------------

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.
(2) The table and expense example reflect the combined expenses of the Fixed Income Fund and the corresponding master portfolio in which it invests all its investable assets.


Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    You redeem at the end of each period;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                        After      After       After       After
                       1 Year     3 Years     5 Years     10 Years
Fixed Income Fund        $50        $157        $274        $616

Group of Fixed Income Funds

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Investment Grade Bond Fund
--------------------------------------------------------------------------------

    Investment objective    To maximize total return, consistent with preserving principal and liquidity, primarily through the generation of current income and, to a lesser extent, capital appreciation.
                            ---------------------------------------------------------------------------------------
     Key investments and    The fund invests, under normal circumstances, at least 80% of net assets in
              strategies    investment grade fixed income securities including, but not limited to, government, agency, corporate and mortgage and asset-backed issues. The fund may invest in Yankee bonds, which are U.S. dollar denominated bonds typically issued in the U.S. by foreign companies and governments, and other dollar denominated securities of foreign issuers. The fund may also invest in interest rate futures contracts and options in an attempt to manage portfolio risks and enhance returns.
                            ---------------------------------------------------------------------------------------
          Credit quality    The fund invests exclusively in investment grade securities with no more than
                            35% of assets in securities rated BBB/Baa at the time of purchase.
                            ---------------------------------------------------------------------------------------
        Targeted average    In the range of AA/Aa or higher.
portfolio credit quality
                            ---------------------------------------------------------------------------------------
                Maturity    The fund will generally maintain an average dollar-weighted effective portfolio maturity of 5 to 14 years but may invest in individual securities of any maturity.
                            ---------------------------------------------------------------------------------------
         How investments    The adviser focuses on identifying undervalued sectors and securities and
            are selected    deemphasizes the use of an interest rate forecasting strategy. The adviser achieves this by selecting securities for the fund's portfolio by:
                            o    Employing quantitative tools to allocate assets to undervalued sectors and actively trading among them to maximize investment returns.
                            o    Using fundamental and quantitative analysis to identify those securities with the most potential for capital appreciation, such as those that offer the best opportunity for credit upgrade.
                            o    Targeting individual issues that provide liquidity in most trading environments.
                            o    Focusing on securities in areas of the yield curve that offer the most favorable risk/return characteristics.
                            ---------------------------------------------------------------------------------------
      Principal risks of    Investors could lose money on their investment in the fund or the fund could
   investing in the fund    perform less well than other possible investments if any of the following occurs:
                            o    Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.
                            o    The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.
                            o    When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                            o    When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
                            o    The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, sector, security or hedging strategy proves to be incorrect.
                            o    Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S.
                                 issuers.
                            o    During periods of extreme interest rate volatility the fund has difficulty closing out its position in interest rate futures contracts or closing out the position at a price which the adviser believes would be advantageous to the fund.

Group of Fixed Income Funds

--------------------------------------------------------------------------------

            Total return    The bar chart and total return table indicate the risks of investing in the
             performance    fund. The bar chart shows changes in the performance of the fund for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Investment Grade Bond Fund

2001                    9.21%
2002                    8.44%
2003                    3.81%
2004                    4.53%
2005                    2.63%

Calendar Year Ended December 31


Quarterly returns:

Highest: 4.63% in 3rd quarter 2001
Lowest: -2.65% in 2nd quarter 2004


Average annual total returns
for selected periods ended December 31, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                             Life of      Inception
                                  1 Year       5 Years        Fund          Date
-----------------------------------------------------------------------------------
Investment Grade Bond Fund                                                 6/01/00
Return Before Taxes                2.63%        5.69%         6.70%
Return After Taxes on
Distributions*                    -0.38%        2.99%         3.86%
Return After Taxes on
Distributions and Sale of
Fund Shares*                       1.91%        3.29%         4.06%
Lehman Brothers Aggregate
Index**                            2.43%        5.87%         6.98%
(reflects no deduction for fees, expenses or taxes)
-----------------------------------------------------------------------------------

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Lehman Brothers Aggregate Index is an unmanaged, broad based index of domestic, U.S. dollar-denominated, fixed rate investment grade bonds.


Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                   Investment Grade
Based on fiscal year ended 12/31/05                   Bond Fund
Shareholder fees                                         None
(fees paid directly from your investment)
Redemption fee(1)                                        2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses2
(expenses that are deducted from fund assets)
  Management fees                                        0.40%
  Distribution (12b-1) fees                              None
  Other expenses                                         0.62%
  Total annual fund operating expenses                   1.02%

----------------------------

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.
(2) Because Standish Mellon has agreed to cap Investment Grade Bond Fund's operating expenses, that fund's actual expenses (after taking into account the current expense limitations) were:

Management fees                                          0.00%
Other expenses                                           0.40%
Total annual fund
operating expenses                                       0.40%

This cap may be changed or eliminated at any time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    You redeem at the end of each period;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                 After      After       After       After
                                1 Year     3 Years     5 Years     10 Years
Investment Grade Bond Fund       $104        $325        $563      $1,248

Group of Fixed Income Funds

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             High Yield Bond Fund
--------------------------------------------------------------------------------

    Investment objective    To maximize total return, consisting primarily of a high level of income.
                            -------------------------------------------------------------------------------------
     Key investments and    The fund invests all of its investable assets in a Standish Mellon master
              strategies    portfolio which invests, under normal circumstances, at least 80% of net assets in below investment grade fixed income securities issued by U.S. and foreign governments, companies and banks. The fund may also invest in tax-exempt securities, preferreds and warrants. Except where indicated, this prospectus uses the term "fund" to mean the fund and its master portfolio taken together.
                            The fund emphasizes multiple market sectors including: U.S., high yield and international and emerging markets. At least 80% of assets are U.S. dollar denominated or currency hedged to seek to protect the U.S. dollar value of the fund's assets. The fund may also invest in interest rate futures contracts.
                            -------------------------------------------------------------------------------------
        Credit quality      The fund invests at least 80% of net assets in below investment grade securities at the time of purchase, sometimes referred to as junk bonds, with an emphasis on those below investment grade securities that appear likely to be upgraded.
                            -------------------------------------------------------------------------------------
      Targeted average      In the range of BB/Ba to B.
portfolio credit quality
                            -------------------------------------------------------------------------------------
                Maturity    The fund generally will maintain an average dollar-weighted effective portfolio maturity of 5 to 13 years but may invest in individual securities of any maturity.
                            -------------------------------------------------------------------------------------
         How investments    The adviser focuses on identifying undervalued sectors and securities and
            are selected    deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. These characteristics may also allow for substantial capital appreciation over time. Many of these securities have higher yields and offer more current income than US governmental bonds but at heightened levels of risk. The adviser selects securities for the fund's portfolio by:
                            -------------------------------------------------------------------------------------
                            o    Determining country, sector and maturity weightings based on intermediate and long-term assessments of the global economic environment and relative value factors. Portfolio maturity shifts will typically be gradual. Sector shifts may be rapid.

                            o    Selecting individual securities based on fundamental research emphasizing creditworthiness, yields to maturity and relative prices of individual securities.
                            -------------------------------------------------------------------------------------
      Principal risks of    Investors could lose money on their investments in the fund or the fund could
   investing in the fund    perform less well than other possible investments if any of the following occurs:
                            o    Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.
                            o    The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.
                            o    When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                            o    When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
                            o    The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, sector, security or hedging strategy proves to be incorrect.
                            o    Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S.
                                 issuers. A decline in the value of foreign currencies relative to the U.S.
                                 dollar will reduce the value of securities held by the fund and denominated in those currencies. These risks are more severe for securities of issuers in emerging market countries.
                            o    During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures contracts or closing out its position at a price which the adviser believes would be advantageous to the fund.
                            There is a greater risk that the fund will lose money because it invests primarily in high yield and emerging market bonds. These bonds are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

Group of Fixed Income Funds

--------------------------------------------------------------------------------


            Total return    The bar chart and total return table indicate the risks of investing in the
             performance    fund. The bar chart shows changes in the performance of the fund for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

High Yield Bond Fund

1998                    0.87%
1999                    2.20%
2000                    2.84%
2001                    1.52%
2002                    4.70%
2003                   21.76%
2004                    9.56%
2005                    3.70%

Calendar Year Ended December 31

Quarterly returns:

Highest: 7.97% in 2nd quarter 2003
Lowest: -6.59% in 3rd quarter 1998


Average annual total returns
for selected periods ended December 31, 2005
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                              Life of       Inception
                                 1 Year         5 Year         Fund           Date
----------------------------------------------------------------------------------------
High Yield Bond Fund                                                         6/2/97
Return Before Taxes               3.70%          8.03%         6.06%
Return After Taxes on
Distributions*                    0.84%          5.01%         2.67%
Return After Taxes on
Distributions and Sale
of Fund Shares*                   2.37%          5.01%         3.00%
Merrill Lynch High Yield
Constrained Index**               2.78%          8.67%         5.94%
Merrill Lynch High Yield
Master II Index**                 2.74%          8.39%         5.83%
(Index returns reflect no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement.
**The Merrill Lynch Master II High Yield ("ML Master II") Index is an unmanaged market value-weighted index of all domestic and Yankee high yield bonds. Effective July 1, 2005, the fund changed its benchmark from the ML Master II Index to the Merrill Lynch High Yield Constrained ("ML Constrained") Index because the adviser believes the ML Constrained Index is more consistent with the diversification limitations of the fund. The ML Constrained Index is comprised of all of the bonds held in the ML Master II Index, but this index caps single issuer exposure to 2% of the index.


Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                       High Yield
Based on fiscal year ended 12/31/05                     Bond Fund
Shareholder fees                                          None
(fees paid directly from your investment)
Redemption fee(1)                                         2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)
  Management fees                                         0.50%
  Distribution (12b-1) fees                               None
  Other expenses                                          0.95%
  Total annual fund operating expenses                    1.45%

----------------------------

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.
(2) Because Standish Mellon has agreed to cap High Yield Bond Fund's operating expenses, that fund's actual expenses (after taking into account the current expense limitations) were:

 Management fees                            0.00%
 Other expenses                             0.50%
 Total annual fund operating expenses       0.50%

This cap may be changed or eliminated at any time.
(3)The table and expense example reflect the combined expenses of High Yield Bond Fund and the master portfolio in which it invests all its investable assets.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    You redeem at the end of each period;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           After      After       After       After
                          1 Year     3 Years     5 Years     10 Years
High Yield Bond Fund       $148        $459        $792      $1,735

Group of Fixed Income Funds

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Enhanced Yield Fund
--------------------------------------------------------------------------------

      Investment objective    To achieve a high level of current income consistent with preserving principal and liquidity.
                              ---------------------------------------------------------------------------------
       Key investments and    The fund invests all of its investable assets in a Standish Mellon master
                strategies    portfolio which invests, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies. Except where indicated, this prospectus uses the term "fund" to refer to the fund and its master portfolio taken together. The fund may also invest in interest rate futures contracts.
                              ---------------------------------------------------------------------------------
            Credit quality    The fund invests exclusively in investment grade securities and no more than 15%
                              of assets in securities rated BBB or Baa (A-2, P-2 or Duff-2 for money market instruments) by a rating agency or their unrated equivalents.
                              ---------------------------------------------------------------------------------
Targeted average portfolio    In the range of A to AA/Aa.
            credit quality
                              ---------------------------------------------------------------------------------
                  Maturity    The fund generally will maintain an average dollar-weighted effective portfolio maturity of 3 to 15 months with a maximum average maturity of 18 months. Up to
                              10 percent of the fund's total assets may be invested in securities with effective maturities of 3.25 and 5 years.
                              ---------------------------------------------------------------------------------
           How investments    The adviser focuses on identifying undervalued sectors and securities and
              are selected    minimizes the use of an interest rate forecasting strategy. The adviser looks for securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. These characteristics may also allow for substantial capital appreciation over time. Many of these securities have higher yields and offer more current income than U.S. government bonds but at heightened levels of risk. The adviser selects securities for the fund's portfolio by:

                              o    Allocating assets among sectors appearing to have near-term return potential.

                              o    Actively trading among various sectors, such as corporate bonds, mortgage pass through securities, government agencies and asset-backed securities.

                              o    Buying when a yield spread advantage presents an opportunity to buy securities cheaply.

                              o    Using research to locate opportunities in less-efficient areas of the short-term fixed-income market.

                              o    Using yield curve analysis to identify securities that present the most attractive trade off between the higher returns and higher risks associated with extending maturities.

                              o    Investing in innovative securities that may not be widely followed by other investors.
                              ---------------------------------------------------------------------------------
        Principal risks of    Investors could lose money on their investments in a fund or a fund could
     investing in the fund    perform less well than other possible investments if any of the following occurs:

                              o    Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

                              o    The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

                              o    When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              o    When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

                              o    The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

                              o    Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S.
                                   issuers.

                              o    During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures contracts or closing out its position at a price which the adviser believes would be advantageous to the fund.

Group of Fixed Income Funds

--------------------------------------------------------------------------------

Total return    The bar chart and total return table indicate the risks of
performance     investing in the fund. The bar chart shows changes in the
                performance of the fund for the full calendar periods indicated.
                The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized unmanaged index of Treasury securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Enhanced Yield Fund
1996                      5.60%

1997                      5.94%

1998                      5.75%

1999                      4.61%

2000                      6.93%

2001                      6.14%

2002                      3.14%

2003                      1.48%

2004                      0.75%

2005                      2.66%

Quarterly returns:

Highest: 2.43% in 1st quarter 2001
Lowest: -0.46 in 2nd quarter 2004

Average annual total returns
for selected periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                  1                5               10          Inception
                                                 Year             Year            Year           Date
Enhanced Yield Fund                                                                              1/3/89
Return Before Taxes                              2.66%            2.82%            4.28%
Return After Taxes on Distributions*             1.43%            1.68%            2.52%
Return After Taxes on Distributions
and Sale of Fund Shares*                         1.72%            1.72%            2.55%
Merrill Lynch (ML)
6-month U.S. Treasury Bill Index**               3.10%            2.59%            4.04%
(reflects no deduction for fees, expenses or taxes)

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement.
** The Merrill Lynch (ML) 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to but not beyond 6 months from the rebalancing date.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                    Enhanced
Based on fiscal year ended 12/31/05                Yield Fund
Shareholder fees                                       None
(fees paid directly from your investment)

Redemption fee(1)                                     2.00%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2),(3)
(expenses that are deducted from fund assets)

  Management fees                                     0.20%

  Distribution (12b-1) fees                            None

  Other expenses                                      0.42%

  Total annual fund operating expenses                0.62%

--------------------------------------------------

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 7 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.

(2) Because Standish Mellon has agreed to cap Enhanced Yield Fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

 Management fees                            0.10%
 Other expenses                             0.15%
 Total annual fund operating expenses       0.25%

This cap may be changed or eliminated at any time.
(3) The table and expense example reflect the combined expenses of Enhanced Yield Fund and the master portfolio in which it invests all its investable assets.

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    You redeem at the end of each period;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses have not been capped and remain constant.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                          After      After       After       After
                         1 Year     3 Years     5 Years     10 Years
Enhanced Yield Fund        $63        $199        $346        $774

                                                     Group of Fixed Income Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------
Additional information about the funds' principal investments

Fixed income investments. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, interest rate futures contracts, and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The funds may invest in a wide range of fixed income securities.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The funds may use mortgage dollar rolls to finance the purchase of additional investments. In a mortgage dollar roll transaction, a fund sells a mortgage-backed security to a financial institution and agrees to repurchase a similar mortgage-backed security at a later date at a price that is agreed upon at the time of the sale. A fund will earn income by investing the proceeds from the sale in short-term securities. Dollar rolls expose a fund to the risk that the return generated by the short-term investments is lower than the financing cost of the fund's obligations to repurchase similar securities at the agreed upon date.

Information about the funds' other investment strategies

High Yield Bond Fund. There is no limit on the number of countries in which the fund may invest but the fund will invest in at least 3 different countries, including the United States. The fund limits its investments in any one developed foreign country to 15% of assets and in any one emerging market country to 5% of assets. At least 80% of assets are denominated in or hedged back to the U.S. dollar. The fund may invest up to 10% of assets in common stock.

Enhanced Income Fund. The fund may invest in tax-exempt securities and prime commercial paper of U.S. and foreign companies. The fund may invest up to 10% of assets in preferred stock.

Group of Fixed Income Funds

--------------------------------------------------------------------------------
Additional investment policies

Credit quality. Securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Securities are high grade if rated in one of the three highest long-term investment grade rating categories, or have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Each rating category includes plus and minus ratings within that category.

If a security receives "split" (different) ratings from multiple rating organizations, each fund will treat the security as being rated in the higher rating category. Each fund's credit quality restrictions are applied at the time of purchase of a security. Each fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

Defensive investing. Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts. Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for a fund caused by changing interest rates or currency exchange rates.

o    As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of a fund's portfolio.

o    To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. Certain derivatives may be less liquid and more difficult to value. In addition, some derivatives involve the risk of loss if the party that issued the derivative defaults on its obligation.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Securities lending. Each fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by a fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 331/3% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover. Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

                                                     Group of Fixed Income Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

Portfolio holdings. A description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

Investment objective. Each fund's (except Fixed Income Fund) investment objective may be changed by the fund's trustees without shareholder approval. Each fund's key investment strategy of investing at least 80% of net assets in a particular type of security may not be changed unless each fund provides 60 days advance notice to its shareholders.

                                       14
Group of Fixed Income Funds

The Investment Adviser
--------------------------------------------------------------------------------
About Standish Mellon

Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $142 billion in assets for institutional and individual investors in the U.S. and abroad as of December 31, 2005. Standish Mellon is the adviser to each fund.

Standish Mellon offers a broad array of investment services that include management of domestic and international fixed income portfolios.

Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $4.5 trillion of assets under management, administration or custody, including approximately $766 billion under management as of December 31, 2005. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to seek to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by our portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon believes it has built a powerful internal network of overlapping resources.

                               Investment Adviser

                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4408

                                                     Group of Fixed Income Funds

The Investment Adviser
--------------------------------------------------------------------------------

Fund managers

--------------------------------------------------------------------------------------------------------------------
 Fund                           Fund managers                Positions during past five years
--------------------------------------------------------------------------------------------------------------------
 Fixed Income Fund              Catherine A. Powers           Cathy is a Senior Portfolio Manager for Active Core
                                                              Strategies, responsible for high grade core and core
                                                              plus fixed income strategies. Cathy joined Standish
                                                              Mellon in 1988 and has been a Portfolio Manager
                                                              of the fund since 2001.
                                Kent Wosepka                  Kent is a Senior Portfolio Manager for Active Core
                                                              Strategies. Kent joined Standish Mellon in 1998 and
                                                              has been a Portfolio Manager of the fund since 2006.
--------------------------------------------------------------------------------------------------------------------
 Investment Grade Bond Fund     Catherine A. Powers           Cathy is a Senior Portfolio Manager for Active Core
                                                              Strategies, responsible for high grade core and core
                                                              plus fixed income strategies. Cathy joined Standish
                                                              Mellon in 1988 and has been a Portfolio Manager
                                                              of the fund since its inception in 2000.
                                Christopher M. Pellegrino     Chris is a Senior Portfolio Manager for Active Core
                                                              Strategies, responsible for the management of high
                                                              grade core strategy. Chris joined Mellon Bond in 1988
                                                              and Standish Mellon in 2003 and has been a Portfolio
                                                              Manager of the fund since 2006.
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund            Jonathan M. Uhrig             Jon is a Portfolio Manager for High Yield Strategies,
                                                              and is also head of high yield trading.

                                John R. McNichols             John is the Director of Credit Research and Investment
                                                              and a Portfolio Manager with Standish Mellon's fixed
                                                              income group.
--------------------------------------------------------------------------------------------------------------------
 Enhanced Yield Fund            Johnson S. Moore              Johnson is the Associate Director and co-team leader
                                                              for Short Duration Strategies, and Senior Portfolio
                                                              Manager for all short duration portfolios at Standish
                                                              Mellon. He joined Standish Mellon in 2003 and prior
                                                              to that served as a Portfolio Manager at Mellon.
                                Laurie A. Carroll             Laurie is the Director of Index and Short Duration
                                                              Strategies, overseeing the development of and strategy
                                                              for all index and short duration portfolios for Standish
                                                              Mellon. Laurie also oversees the management of our
                                                              Pittsburgh office. She joined Standish Mellon in 2003
                                                              and prior to that served as a Portfolio Manager for
                                                              active core and short duration strategies at Mellon.
                                                              Most recently she served as head of portfolio
                                                              management at Mellon Bond Associates.
--------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership, if any, in the shares of the funds they manage.

Group of Fixed Income Funds

--------------------------------------------------------------------------------

Advisory services and fees

Standish Mellon provides each fund with portfolio management and investment research services. The adviser places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended December 31, 2005, the adviser was entitled to an advisory fee for these services as set forth in the table below. The adviser has agreed to limit certain funds' total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.

-------------------------------------------------------------------------------------------------------
               Annual Advisory Fee Rates (as a percentage of the fund's average net assets)
                                  Actual advisory             Contractual             Current expense
 Fund                               fee paid*                advisory fee**             limitation**
-------------------------------------------------------------------------------------------------------
Fixed Income Fund                      0.38%               0.40%/0.35%/0.30% (1)          0.50%
-------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund             0.00%                     0.40   %                 0.40%
-------------------------------------------------------------------------------------------------------
High Yield Bond Fund                   0.00%                     0.50   %                 0.50%
-------------------------------------------------------------------------------------------------------
Enhanced Yield Fund                    0.10%                     0.20   %                 0.25%
-------------------------------------------------------------------------------------------------------

* For fiscal year ended December 31, 2005
**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, this indicates that the cap was triggered and advisory fees were waived by Standish Mellon.
(1)Under the investment advisory agreement, the adviser is paid a fee for its services based upon a percentage of the fund's average daily net asset value computed as follows:
      0.40% of the first $250 million
      0.35% of the next $250 million
      0.30% of over $500 million

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the funds' advisory agreements is available in the funds' annual reports for the period ended December 31, 2005.

                                                     Group of Fixed Income Funds

Investment and Account Information
--------------------------------------------------------------------------------

           How to purchase    Minimum initial investment: $100,000
                    shares
                              Minimum subsequent investment: $5,000

                              Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon, its affiliates and their immediate families.

                              All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

                 Good form    Good form means that you have provided the following information with your request: name of fund; account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request. Good form also means that there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.
                  By check    ------------------------------------------------------------------------------------
        Opening an account    o    Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.

      Adding to an account    o    Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

                              o    Payment must be made in U.S. dollars and drawn on a U.S. bank. The funds do not accept third-party checks, travelers' checks, credit card checks or money orders.
                   By wire    ------------------------------------------------------------------------------------
        Opening an account    o    Send the completed original account application to the distributor.

                              o    Call the distributor to obtain an account number.

                              o    Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).

      Adding to an account    o    Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A. (see below).
                    By fax    ------------------------------------------------------------------------------------
        Opening an account    o    Fax the completed account application to 781-796-2864.

                              o    Mail the original account application to the distributor.

                              o    Follow the instructions for opening an account by wire.

      Adding to an account    o    Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of the request.

                              o    Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A.
       Through a financial
              intermediary    ------------------------------------------------------------------------------------
         Opening or adding    o    Contact your financial intermediary. Financial intermediaries acting on an
             to an account         investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.
                              ------------------------------------------------------------------------------------

                              The distributor's address is:               Wire instructions:
                                                                          Mellon Bank, N.A.
                              Mellon Funds Distributor, L.P.              Boston, MA
                              P.O. Box 8585                               ABA#: 011 001 234
                              Boston, Massachusetts 02266-8585            Account #: 56-5849
                              Tel: 1-800-221-4795                         Fund name:
                              Fax: 781-796-2864                           Investor account #:
                              Email: mifunds@mellon.com

Group of Fixed Income Funds

--------------------------------------------------------------------------------

     How to exchange   You may exchange shares of a fund for shares of any other fund in the Mellon
              shares   Institutional Funds family of funds, if the registration of both accounts is identical. Shares exchanged within 30 days of purchase (7 days for the
                       Intermediate Tax Exempt Bond, Enhanced Yield, and Opportunistic High Yield
                       Funds) may be subject to a redemption fee. See page 20 for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege affecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Standish Mellon may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive 12-month period. Multiple exchanges out of the same fund that occur in the same day will be considered one exchange. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

                       Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.
                       ----------------------------------------------------------------------------------
             By mail   o    Send a letter of instruction to the distributor signed by each registered account owner.
                       o    Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.
                       o    Provide both account numbers.
                       o    Signature guarantees may be required (see below).
                       ----------------------------------------------------------------------------------
        By telephone   o    If the account has telephone privileges, call the distributor.
                       o    Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.
                       o    Provide both account numbers.
                       o    The distributor may ask for identification and all telephone transactions may be recorded.
                       ----------------------------------------------------------------------------------
How to redeem shares   All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond, Enhanced Yield, and
                       Opportunistic High Yield Funds) may be subject to a redemption fee. See page 20 for more information.
                       ----------------------------------------------------------------------------------
             By mail   o    Send a letter of instruction to the distributor signed by each registered account owner.
                       o    State the name of the fund and number of shares or dollar amount to be sold.
                       o    Provide the account number.
                       o    Signature guarantees may be required (see below).
                       ----------------------------------------------------------------------------------
        By telephone   o    If the account has telephone privileges, call the distributor.
                       o    Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
   For check or wire   o    The distributor may ask for identification and all telephone transactions may be recorded.
                       ----------------------------------------------------------------------------------
              By fax   o    Fax the request to the distributor at 781-796-2864.
                       o    Include your name, the name of the fund and the number of shares or dollar amount to be sold.
                       o    Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
                       ----------------------------------------------------------------------------------
 Through a financial   o    Contact your financial intermediary. Financial intermediaries acting
        intermediary        on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.
                       ----------------------------------------------------------------------------------

                                                     Group of Fixed Income Funds

Investment and Account Information
--------------------------------------------------------------------------------

     Redemption fee    Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Each fund in the Mellon Institutional Funds family of funds imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 calendar days (7 calendar days for the Intermediate Tax Exempt Bond,
                       Enhanced Yield and Opportunistic High Yield Funds). The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

                       The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

                       Certain Retirement Account Activity:

                       o    Shares redeemed as a result of a retirement plan sponsor decision (e.g.
                            retirement plan-wide re-allocations or termination).

                       o    Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                       o    Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders ("QDROs").

                       Non-shareholder Directed Activity:

                       o    Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

                       Other Activity:

                       o    Redemptions of $2,500 or less.

                       o    Rollovers, transfers and changes of account registration within a fund
                            (provided the monies do not leave the fund), and redemptions in kind.

                       o    Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's
                            Chief Compliance Officer.

                       The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy.

                       While the funds seek to apply its redemption fee policy to all accounts, a fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries ("Omnibus Accounts") because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the Mellon Institutional Funds' redemption fee policy.
                       -----------------------------------------------------------------------------------
     Administrative    Each fund pays administrative service fees. These fees are paid to affiliated or
        service fee    unaffiliated retirement plans, Omnibus Accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, each fund may pay each Plan
                       Administrator a service fee in an amount of up to 0.15% (on an annualized basis)
                       of a fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator.
                       -----------------------------------------------------------------------------------
         Additional    The adviser or its affiliates may pay additional compensation from their own
       compensation    resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services.
                       These payments may provide an incentive for these entities to actively promote the funds or cooperate with the distributor's promotional efforts.

Group of Fixed Income Funds

--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o    members of the STAMP program or the Exchange's Medallion Signature Program

o    a broker or securities dealer

o    a federal savings, cooperative or other type of bank

o    a savings and loan or other thrift institution

o    a credit union

o    a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.


Household delivery of fund documents

With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 18. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange
(NYSE) -- generally at 4:00 p.m., New York time -- on each day the NYSE is open. A fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds, except Enhanced Yield Fund, declare and distribute dividends from net investment income quarterly. Enhanced Yield Fund declares dividends from net investment income daily and pays them monthly. All funds declare and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Substantially all of a fund's distributions will be from net investment income.

                                                     Group of Fixed Income Funds

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o    trade activity monitoring;
o    exchange guidelines;
o    redemption fee on certain trades in certain funds; and
o    use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond, Enhanced Yield, and Opportunistic High Yield Funds). See "Investment and Account Information -- Redemption Fee" for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds' net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

Group of Fixed Income Funds

--------------------------------------------------------------------------------

Taxes

------------------------------------------------------------------------------------------------------------------------------
Transactions                                 U.S. Federal Income Tax Status
------------------------------------------------------------------------------------------------------------------------------
Sales or exchanges of shares.                Usually capital gain or loss. Tax rate depends on how long shares are held.

Distributions of long-term capital gain      Taxable as long-term capital gain.

Distributions of short-term capital gain     Taxable as ordinary income.

Dividends from net investment income         Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% U.S. Federal tax rate if so designated by a fund and certain other conditions are met by the fund and the shareholder, including holding period requirements. Most dividends from net investment income are expected to be taxable as ordinary income.
------------------------------------------------------------------------------------------------------------------------------

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to a 28% federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

Master/feeder structure

Fixed Income Fund, High Yield Bond Fund and Enhanced Yield Fund are "feeder" funds that invest exclusively in corresponding "master" portfolios with identical investment objectives. Except where indicated, this prospectus uses the term "fund" to mean each feeder fund and its master portfolio taken together. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

--------------------------------------------------------------------------------


                          The funds' service providers

                              Principal Underwriter
                         Mellon Funds Distributor, L.P.

                          Custodian and Fund Accountant
                                Mellon Bank, N.A.

                                 Transfer Agent
                             Dreyfus Transfer, Inc.

                  Independent Registered Public Accounting Firm
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                    Wilmer Cutler Pickering Hale and Dorr LLP

                                                     Group of Fixed Income Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2005 and earlier was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

Fixed Income Fund

                                                                               Year Ended December 31,
                                                           ----------------------------------------------------------------
                                                               2005        2004        2003         2002          2001
                                                           ----------- ----------- ------------ ------------ --------------
Net Asset Value, Beginning of the Year                     $  20.08    $  20.08     $  19.70     $  18.93     $    18.92
                                                            -------     -------      -------      -------      ---------
From Operations:
 Net investment income*(a)                                     0.82        0.77         0.75         0.93           1.22
 Net realized and unrealized gains (loss) on investments      (0.23)       0.36         0.28         0.71           0.10
                                                            --------    -------      -------      -------      ---------
Total from investment operations                               0.59        1.13         1.03         1.64           1.32
                                                            --------    -------      -------      -------      ---------
Less Distributions to Shareholders:
 From net investment income                                   (1.01)      (1.13)       (0.65)       (0.87)         (1.31)
Total distributions to shareholders                           (1.01)      (1.13)       (0.65)       (0.87)         (1.31)
                                                            --------    --------     --------     --------     ----------
Net Asset Value, End of Year                               $  19.66    $  20.08     $  20.08     $  19.70     $    18.93
                                                            ========    ========     ========     ========     ==========
Total Return(b)                                                2.96%       5.74%        5.24%        8.89%          7.16%
Ratios/Supplemental Data:
 Expenses (to average daily net assets)*(c)                    0.49%       0.48%        0.42%        0.38%          0.38%
 Net Investment Income (to average daily net assets)*          4.09%       3.77%        3.76%        4.86%          6.35%
 Portfolio Turnover:(d)
  Inclusive                                                     380%        301%         398%         384%           329%
  Exclusive                                                     106%         98%          --           --             --
 Net Assets, End of Year (000's omitted)                   $455,891    $463,307     $595,789     $941,240     $1,475,570

-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

     Net investment income per share(1)                           N/A       N/A     $  0.73    $  0.93      N/A
     Ratios (to average daily net assets):
     Expenses                                                     N/A       N/A        0.45%      0.42%     N/A
     Net investment income                                        N/A       N/A        3.73%      4.82%     N/A

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c) Includes the Fund's share of the Standish Mellon Fixed Income Portfolio's allocated expenses.
(d) Information provided is for the Standish Mellon Fixed Income Portfolio, which is the master fund in which the Fund invests all its assets. Beginning in 2004, the portfolio turnover ratio is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

                                       24
Group of Fixed Income Funds

--------------------------------------------------------------------------------

Investment Grade Bond Fund

                                                                                  Year Ended December 31,
                                                            -------------------------------------------------------------------
                                                                2005          2004          2003          2002          2001
                                                            -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of the Year                      $  20.01       $  20.31      $  20.80      $  20.41      $  20.65
                                                             -------        -------       -------       -------       -------
From Operations:
 Net investment income*(a)                                      0.80           0.74          0.69          0.89          1.27
 Net realized and unrealized gain (loss) on investments        (0.28)          0.17          0.09          0.79          0.59
                                                             --------       -------       -------       -------       -------
Total from investment operations                                0.52           0.91          0.78          1.68          1.86
                                                             --------       -------       -------       -------       -------
Less Distributions to Shareholders:
 From net investment income                                    (1.27)         (0.80)        (0.78)        (0.91)        (1.30)
 From net realized gain on investments                         (0.53)         (0.41)        (0.49)        (0.38)        (0.80)
                                                             --------       -------       -------       -------       -------
Total distributions to shareholders                            (1.80)         (1.21)        (1.27)        (1.29)        (2.10)
                                                             --------       -------       -------       -------       -------
Net Asset Value, End of Year                                $  18.73       $  20.01      $  20.31      $  20.80      $  20.41
                                                             ========       =======       =======       =======       =======
Total Return(b)                                                 2.63%          4.53%         3.81%         8.44%         9.21%
Ratios/Supplemental Data:
 Expenses (to average daily net assets)*                        0.40%          0.40%         0.40%         0.40%         0.21%
 Net Investment Income (to average daily net assets)*           3.98%          3.59%         3.30%         4.30%         6.00%
 Portfolio Turnover:(c)
  Inclusive                                                      336%           275%          457%          391%          357%
  Exclusive                                                      119%           127%           --            --            --
 Net Assets, End of Year (000's omitted)                    $  9,095       $ 51,601      $ 62,624      $ 84,101      $ 63,564

-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

     Net investment income(a)                              $  0.68       $  0.67      $  0.63      $  0.83      $  1.17
     Ratios (to average daily net assets):
     Expenses                                                 1.02%         0.75%        0.70%        0.69%        0.68%
     Net investment income                                    3.36%         3.24%        3.00%        4.01%        5.53%

(a)  Calculated based on average shares outstanding.

(b)  Total return would have been lower in the absence of expense waivers.

(c) Beginning in 2004, the portfolio turnover ratio is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

                                       25
                                                     Group of Fixed Income Funds

Financial Highlights
--------------------------------------------------------------------------------

High Yield Bond Fund

                                                                                   Year Ended December 31,
                                                             -------------------------------------------------------------------
                                                                 2005          2004          2003          2002          2001
                                                             -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Year                            $  16.52      $  16.19      $  14.34      $  14.88      $  15.88
                                                               -------       -------       -------       -------       -------
From Operations:
 Net investment income*(a)                                        1.13          1.18          1.21          1.26          1.40
 Net realized and unrealized gains (loss) on investments         (0.54)         0.31          1.85         (0.59)        (1.18)
                                                               -------       -------       -------       -------       -------
Total from investment operations                                  0.59          1.49          3.06          0.67          0.22
                                                               -------       -------       -------       -------       -------
Less Distributions to Shareholders:
 From net investment income                                      (1.30)        (1.16)        (1.21)        (1.21)        (1.21)
 From net realized gains on investments                             --            --            --            --         (0.01)
                                                               -------       -------       -------       -------       -------
Total distributions to shareholders                              (1.30)        (1.16)        (1.21)        (1.21)        (1.22)
                                                               -------       -------       -------       -------       -------
Net Asset Value, End of Year                                  $  15.81      $  16.52      $  16.19      $  14.34      $  14.88
                                                               =======       =======       =======       =======       =======
Total Return(b)                                                   3.70%         9.56%        21.76%         4.70%         1.52%
Ratios/Supplemental Data:
 Expenses (to average daily net assets)*(c)                       0.50%         0.50%         0.50%         0.50%         0.50%
 Net Investment Income (to average daily net assets)*             6.84%         7.28%         7.79%         8.68%         8.86%
 Portfolio Turnover(d)                                              25%           51%           80%          130%          117%
 Net Assets, End of Year (000's omitted)                      $ 17,569      $ 56,673      $ 57,036      $ 44,059      $ 46,302
--------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

     Net investment income per share(a)                           $  0.97     $  1.12     $  1.13     $  1.21     $  1.33
     Ratios (to average daily net assets):
     Expenses                                                        1.45%       0.87%       1.00%       1.01%       0.97%
     Net investment income                                           5.89%       6.91%       7.29%       8.17%       8.39%

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c) Includes the Fund's share of the Standish Mellon High Yield Bond Portfolio's allocated expenses.
(d) Information provided is for the Standish Mellon High Yield Bond Portfolio, which is the master fund in which the Fund invests all its assets.

                                       26
Group of Fixed Income Funds

--------------------------------------------------------------------------------

Enhanced Yield Fund

                                                                             Year Ended December 31,
                                                          -------------------------------------------------------------
                                                              2005        2004        2003         2002         2001
                                                          ----------- ----------- ------------ ------------ -----------
Net Asset Value, Beginning of Year                         $  19.32    $  19.48    $  19.55     $  19.55    $  19.36
                                                            -------     -------     -------      -------     --------
From Operations:
 Net investment income*(a)                                     0.62        0.27        0.31         0.58        0.95
 Net realized and unrealized gain (loss) on investments       (0.11)      (0.12)      (0.04)        0.03        0.21
                                                            -------     -------     --------     -------     --------
Total from investment operations                               0.51        0.15        0.27         0.61        1.16
                                                            -------     -------     --------     -------     --------
Less Distributions to Shareholders:
 From net investment income                                   (0.67)      (0.31)      (0.34)       (0.61)      (0.97)
                                                            -------     -------     --------     --------    --------
 Total distributions to shareholders                          (0.67)      (0.31)      (0.34)       (0.61)      (0.97)
                                                            -------     -------     --------     --------    --------
Net Asset Value, End of Year                               $  19.16    $  19.32    $  19.48     $  19.55    $  19.55
                                                            =======     =======     ========     ========    ========
Total Return(b)                                                2.66%       0.75%       1.48%        3.14%       6.14%
Ratios/Supplemental Data:
 Expenses (to average daily net assets)*(c)                    0.32%       0.45%       0.36%        0.36%       0.36%
 Net Investment Income (to average daily net assets)*          3.24%       1.33%       1.60%        2.99%       4.89%
 Portfolio Turnover(d)                                           75%         39%        113%         160%        174%
 Net Assets, End of Year (000's omitted)                   $ 38,659    $ 67,230    $141,837     $146,620    $133,939

---------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

     Net investment income per share(a)                    $   0.57    $   0.25     $  0.30      $  0.56     $  0.94
     Ratios (to average daily net assets):
     Expenses(c)                                               0.62%       0.51%       0.43%        0.46%       0.41%
     Net investment income                                     2.95%       1.27%       1.53%        2.89%       4.84%

(a)  Calculated based on average shares outstanding,
(b)  Total return would have been lower in the absence of expense waivers.
(c) Includes the Fund's share of the Standish Mellon Enhanced Yield Portfolio's allocated expenses.
(d) Information provided is for the Standish Mellon Enhanced Yield Portfolio, which is the master fund in which the Fund invests all its assets.

                                       27
                                                     Group of Fixed Income Funds

For More
Information
--------------------------------------------------------------------------------

Standish Mellon Asset Management Company LLC is an investment counseling firm that manages assets for institutional investors and high net worth individuals as well as mutual funds. Standish Mellon offers a broad array of investment services that includes management of domestic and international fixed income portfolios.

For investors who want more information about Mellon Institutional Group of Fixed Income Funds, the following documents are available free upon request.


Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders, as well as the funds' quarterly reports filed with the Securities and Exchange Commission. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 1.800.221.4795

Email:
mifunds@mellon.com

Internet:
http:// www.melloninstitutionalfunds.com

Investors can review the funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.551.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o    Free from the Commission's Internet website at http://www.sec.gov


                                     [Logo]
                                     Mellon
                           --------------------------
                           Mellon Institutional Funds


                                ONE BOSTON PLACE
                              BOSTON, MA 02108-4408
                                  800.221.4795
                        WWW.MELLONINSTITUTIONALFUNDS.COM

                             Investment Company Act
                             file number (811-4813)

                                       28
Group of Fixed Income Funds

                                                [LOGO]Mellon
                                                      Mellon Institutional Funds

Mellon Institutional Group of
Global Fixed Income Funds
--------------------------------------------------------------------------------

Prospectus
--------------------------------------------------------------------------------
May 1, 2006

Standish Mellon International Fixed Income Fund

Standish Mellon International Fixed Income Fund II

Standish Mellon Global Fixed Income Fund

Standish Mellon Emerging Markets Debt Fund
(formerly Standish Mellon Opportunistic Emerging
Markets Debt Fund)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

Risk/Return Summary .....................................     3
    Who may want to invest ..............................     3
    Mutual fund risks ...................................     3
    International Fixed Income Fund .....................     4
    International Fixed Income Fund II ..................     6
    Global Fixed Income Fund ............................     8
    Emerging Markets Debt Fund ..........................    10
The Funds' Investments and Related Risks ................    12
    Principal investments ...............................    12
    Additional investments ..............................    12
    Additional investment policies ......................    13
The Investment Adviser ..................................    14
    About Standish Mellon ...............................    14
    Fund managers .......................................    15
    Advisory services and fees ..........................    15
Investment and Account Information ......................    16
    How to purchase shares ..............................    16
    How to exchange shares ..............................    17
    How to redeem shares ................................    17
    Redemption fee ......................................    18
    Administrative service fee ..........................    18
    Transaction and account policies ....................    19
    Household delivery of fund documents ................    19
    Valuation of shares .................................    19
    Dividends and distributions .........................    19
Fund Details ............................................    20
    Tools used to combat short-term trading and excessive
    exchange activity ...................................    20
    Taxes ...............................................    21
    Master/feeder structure .............................    21
    The funds' service providers ........................    21
Financial Highlights ....................................    22
For More Information ....................................    28

Group of Global Fixed Income Funds     2

Risk/Return Summary
--------------------------------------------------------------------------------

Standish Mellon Asset Management Company LLC (Standish Mellon) manages each fund. Standish Mellon believes that discovering pockets of inefficiency is the key to adding value to fixed income investments. Standish Mellon focuses on identifying undervalued sectors and securities and deemphasizes the use of interest rate forecasting. Standish Mellon looks for fixed income securities with the most potential for added value, such as those with unique structural characteristics or innovative features and the potential for credit upgrades.

Standish Mellon currently manages more than $142 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2005.

Who may want to invest

International Fixed Income Fund, International Fixed Income Fund II, and Global Fixed Income Fund may be appropriate for investors:

o Interested in diversifying their fixed income investment beyond the U.S. markets.

o Prepared to accept the risks entailed in foreign investing, which include political instability and currency fluctuation.

o Willing to tolerate fluctuations in bond prices due to interest rate changes.

o Looking for a hedge against inflation, which erodes the purchasing power of money.

Emerging Markets Debt Fund may be appropriate for investors:

o    Looking to diversify a fixed income portfolio with a high level of income

o Willing to tolerate fluctuations in bond prices due to interest rate changes.

o Looking for higher returns than in an investment grade bond fund and are willing to tolerate greater volatility.

o Looking to diversify a fixed income portfolio beyond just developed foreign markets.

o Prepared to accept the heightened risks associated with investing in emerging markets.

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       3      Group of Global Fixed Income Funds

Risk/Return Summary
--------------------------------------------------------------------------------
                             International Fixed Income Fund
--------------------------------------------------------------------------------

    Investment objective    To maximize total return while realizing a market
                            level of income consistent with preserving principal
                            and liquidity.
                            ----------------------------------------------------

     Key investments and    The fund invests, under normal circumstances, at
              strategies    least 80% of net assets in fixed income securities.
                            The fund also invests, under normal circumstances,
                            at least 65% of net assets in non-U.S. dollar
                            denominated fixed income securities of foreign
                            governments and companies located in various
                            countries, including emerging markets. The fund
                            always invests in at least  countries other than the
                            U.S. At times, the fund may invest a substantial
                            part of its assets in any one country. The fund will
                            hedge most, but not necessarily  all, of its foreign
                            currency exposure to protect the U.S. dollar value
                            of the fund's assets. The fund may also invest in
                            interest rate futures contracts.
                            ----------------------------------------------------

          Credit quality    The fund invests primarily in investment grade
                            securities, but may invest up to 15% of assets in
                            below investment grade securities, sometimes
                            referred to as junk bonds. The fund will not invest
                            in securities rated lower than B. The adviser
                            selects fixed income securities that have the
                            potential to be upgraded.
                            ----------------------------------------------------
        Targeted average
portfolio credit quality    In the range of A to AA/Aa
                            ----------------------------------------------------

                Maturity    The fund is not subject to
                            any maturity restrictions.
                            ----------------------------------------------------

     How investments are    The adviser focuses on deemphasizes the use of an
                selected    identifying undervalued government bond markets,
                            currencies, sectors and securities and interest rate
                            forecasting strategy. The adviser looks for fixed
                            income securities with the most potential for added
                            value, such as those involving the potential for
                            credit upgrades, unique structural characteristics
                            or innovative features. The adviser selects
                            securities for the fund's portfolio by:
                            o    Using fundamental economic research and
                                 quantitative analysis to allocate assets
                                 among countries and currencies based on a
                                 comparative evaluation of interest and
                                 inflation rate trends, government fiscal and
                                 monetary policies and the credit quality of
                                 government debt.
                          o      Focusing on sectors and individual securities
                                 that appear to be relatively undervalued and
                                 actively trading among sectors.
                            ----------------------------------------------------

      Principal risks of    Investors could lose money on their investment in th
   investing in the fund    fund or the fund could perform less well than other
                            possible investments if any of the following occurs:

                            o    Interest rates rise, which will make the prices
                                 of fixed income securities and the value of the
                                 fund's portfolio go down.
                            o    The issuer of a security owned by the fund has
                                 its credit rating downgraded or defaults on its
                                 obligation to pay principal and/or interest.
                                 This risk is higher for below investment grade
                                 bonds.
                            o    When interest rates are declining, the issuer
                                 of a security exercises its right to prepay
                                 principal earlier than scheduled, forcing the
                                 fund to reinvest in lower yielding securities.
                                 This is known as call or prepayment risk.
                            o    When interest rates are rising, the average
                                 life of some securities may extend because of
                                 slower than expected principal payments. This
                                 will lock in a below-market interest rate,
                                 increase the security's duration and reduce
                                 the value of the security. This is known as
                                 extension risk.
                            o    The adviser's judgment about the attractiveness,
                                 relative value or potential appreciation of a
                                 particular country, currency, sector, security
                                 or hedging strategy proves to be incorrect.
                            o    Prices of foreign securities go down because of
                                 unfavorable foreign government actions,
                                 political, economic or market instability or
                                 the absence of accurate information about
                                 foreign companies. A decline in the value of
                                 foreign  currencies relative to the U.S. dollar
                                 will reduce the value of securities held by the
                                 fund and denominated in those currencies.
                                 Foreign securities are sometimes less liquid
                                 and harder to value than securities of U.S.
                                 issuers. These risks  are more severe for
                                 securities of issuers in emerging market
                                 countries.
                            o    During periods of extreme interest rate
                                 volatility the fund has difficulty closing out
                                 its position in interest rate futures contracts
                                 or closing out the position at a price which
                                 the adviser believes would be advantageous to
                                 the fund.
                            ----------------------------------------------------

   Other principal risks    The fund is non-diversified. This means that the
                            fund may invest more of its assets in the securities
                            of a single issuer than diversified funds. To the
                            extent the fund invests more of its assets in a
                            single issuer, the fund's share price may be
                            adversely affected by events affecting that issuer.
                            ----------------------------------------------------

Group of Global Fixed Income Funds     4

--------------------------------------------------------------------------------

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

International Fixed Income Fund

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]


1996                    15.28%
1997                    11.87%
1998                     8.37%
1999                     0.79%
2000                     9.68%
2001                     4.07%
2002                     6.44%
2003                     4.89%
2004                     4.90%
2005                     4.72%

Calendar Year Ended December 31

Quarterly returns:
Highest: 5.36% in 3rd quarter 1996
Lowest: -1.43% in 3rd quarter 1999

Average annual total returns for selected periods ended December 31, 2005

--------------------------------------------------------------------------------
                                            1       5       10        Inception
                                          Year    Years    Years           Date
--------------------------------------------------------------------------------
 International Fixed Income Fund                                     01/02/1991
 Return Before Taxes                      4.72%   5.00%    7.06%
 Return After Taxes on Distributions*    -3.38%   2.72%    3.33%
 Return After Taxes on Distributions
 and Sale of Fund Shares*                 3.04%   2.98%    3.72%
 J.P. Morgan Non-U.S. Govt. Bond
 Index (Hedged)**                         5.60%   5.15%    7.27%
 (reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The J.P. Morgan Non-U.S. Government Bond Index (Hedged) is an unmanaged broad based index of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                   International
                                                   Fixed Income
Based on fiscal year ended 12/31/05                     Fund
Shareholder fees                                        None
(fees paid directly from your investment)
Redemption Fee(1)                                      2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses
(expenses that are deducted from fund assets)
     Management fees                                   0.40%
     Distribution (12b-1) fees                          None
     Other expenses                                    0.18%
     Total annual fund operating expenses              0.58%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    You redeem at the end of each period;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                        After      After       After       After
                       1 Year     3 Years     5 Years     10 Years
International
Fixed Income Fund        $59       $186        $324         $726

                                       5      Group of Global Fixed Income Funds

Risk/Return Summary
--------------------------------------------------------------------------------
                             International Fixed Income Fund II
--------------------------------------------------------------------------------



    Investment objective    To maximize total return while realizing a market
                            level of income consistent with preserving principal
                            and liquidity.
                            ----------------------------------------------------

     Key investments and    The fund invests, under normal circumstances, at
              strategies    least 80% of net assets in fixed income securities.
                            The fund also invests, under  normal circumstances,
                            at least 65% of net assets in non-U.S. dollar
                            denominated fixed income securities of foreign
                            governments and companies located in various
                            countries, including emerging markets. The fund
                            always invests in at least 5 countries other than
                            the U.S. At times, the fund may invest a substantial
                            part of its assets in any one country. The fund
                            intends to maintain a currency exposure similar to
                            that of its benchmark, the J.P. Morgan Non-U.S.
                            Government Bond Index. This means that, at times,
                            the fund will hedge the currency exposure of its
                            portfolio to achieve the weighting of currencies in
                            the benchmark. However, the fund's currency exposure
                            may deviate from the benchmark as part of the
                            adviser's active management strategy.
                            ----------------------------------------------------

          Credit quality    The fund invests primarily in investment grade
                            securities, but may invest up to 15% of assets in
                            below investment grade securities, sometimes
                            referred to as junk bonds. The fund will not invest
                            in securities rated lower than B. The adviser
                            selects fixed income securities that have the
                            potential to be upgraded.
                            ----------------------------------------------------
        Targeted average
portfolio credit quality    In the range of A to AA/Aa

                            ----------------------------------------------------

                Maturity    The fund is not subject to any maturity restrictions.
                            ----------------------------------------------------

     How investments are    The adviser focuses on identifying undervalued
                selected    government bond markets, currencies, sectors and
                            securities and deemphasizes the use of an interest
                            rate forecasting strategy. The adviser looks for
                            fixed income securities with the most potential for
                            added value, such as those involving the potential
                            for credit upgrades, unique structural
                            characteristics or innovative features. The adviser
                            selects securities for the fund's portfolio by:
                            o    Using fundamental economic research and
                                 quantitative analysis to allocate assets among
                                 countries and currencies based on a comparative
                                 evaluation of interest and inflation rate
                                 trends, government fiscal and monetary policies
                                 and the credit quality of government debt.
                            o    Focusing on sectors and individual securities
                                 that appear to be relatively undervalued and
                                 actively trading among sectors.
                            ----------------------------------------------------

      Principal risks of     Investors could lose money on their investment in
   investing in the fund     the fund or the  fund could perform less well than
                             other possible investments if any of the following
                             occurs:
                             o    Interest rates rise, which will make the prices
                                  of fixed income securities and the value of the
                                  fund's portfolio go down.
                             o    The issuer of a security owned by the fund has
                                  its credit rating downgraded or defaults on its
                                  obligation to pay principal and/or interest.
                                  This risk is higher for below investment grade
                                  bonds.
                             o    When interest rates are declining, the issuer
                                  of a security exercises its right to prepay
                                  principal earlier than scheduled, forcing the
                                  fund to reinvest in lower yielding securities.
                                  This is known as call or prepayment risk.
                             o    When interest rates are rising, the average
                                  life of some securities may extend because of
                                  slower than expected principal payments. This
                                  will lock in a below-market interest rate,
                                  increase the security's duration and reduce
                                  the value of the security. This is known as
                                  extension risk.
                             o    The adviser's judgment about the attractiveness,
                                  relative value or potential appreciation of a
                                  particular country,  currency, sector, security
                                  or partial hedging strategy proves to be
                                  incorrect.
                             o    Prices of foreign securities go down because of
                                  unfavorable foreign government actions,
                                  political, economic or market instability or
                                  the absence of accurate information about
                                  foreign companies. A decline in the value of
                                  foreign currencies relative to the U.S. dollar
                                  will reduce the value of securities held by the
                                  fund and denominated in those currencies.
                                  Foreign securities are sometimes less liquid
                                  and harder to value than securities of U.S.
                                  issuers. These risks are more severe for
                                  securities of issuers in emerging market
                                  countries.
                             o    During periods of extreme interest rate
                                  volatility the fund has difficulty closing out
                                  its position in interest rate futures contracts
                                  or closing out the position at a price which
                                  the adviser believes would be advantageous to
                                  the fund.
                            ----------------------------------------------------

   Other principal risks    The fund is non-diversified. This means that the
                            fund may invest more of its assets in the securities
                            of a single issuer than diversified funds. To the
                            extent the fund invests more of its assets in a
                            single issuer, the fund's share price may be
                            adversely affected by events affecting that issuer.
                            ----------------------------------------------------

Group of Global Fixed Income Funds     6

--------------------------------------------------------------------------------

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

International Fixed Income Fund II

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]


2000                    (2.73)%
2001                    (5.31)%
2002                    21.48%
2003                    21.51%
2004                    10.73%
2005                    (9.95)%

Calender Year Ended December 31

Quarterly returns:
Highest: 14.87 in 2nd quarter 2002
Lowest: -5.09 in 1st quarter 2001

Average annual total returns for selected periods ended December 31, 2005

--------------------------------------------------------------------------------
                                            1        5      Life of    Inception
                                          Year     Years     Fund           Date
--------------------------------------------------------------------------------
 International Fixed Income Fund II                                   06/30/1999
 Return Before Taxes                      -9.95%   6.87%    5.25%
 Return After Taxes on Distributions*    -10.85%   5.30%    3.69%
 Return After Taxes on Distributions
 and Sale of Fund Shares*                 -6.44%   5.03%    3.59%
 J.P. Morgan Non-U.S. Govt. Bond
 Index (Unhedged)**                       -9.24%   7.26%    5.69%
 (reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The J.P. Morgan Non-U.S. Government Bond Index (Unhedged) is generally considered to be representative of unmanaged government bonds in foreign markets.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                   International
                                                   Fixed Income
Based on fiscal year ended 12/31/05                   Fund II
Shareholder fees                                         None
(fees paid directly from your investment)
Redemption Fee(1)                                       2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                    0.40%
     Distribution (12b-1) fees                           None
     Other expenses                                     0.46%
     Total annual fund operating expenses               0.86%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because Standish Mellon has agreed to cap the International Fixed Income Fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

    Management fees                              0.29%
    Other expenses                               0.46%
    Total annual fund operating expenses         0.75%

This cap may be changed or eliminated at any time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    You redeem at the end of each period;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           After      After       After       After
                          1 Year     3 Years     5 Years     10 Years
International
Fixed Income Fund II        $88        $274        $477       $1,061

                                       7      Group of Global Fixed Income Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                            ----------------------------------------------------
                                      Global Fixed Income Fund
                            ----------------------------------------------------

    Investment objective    To maximize total return while realizing a market
                            level of income consistent with preserving principal
                            and liquidity.
                            ----------------------------------------------------

     Key investments and    The fund invests all of its investable assets in a
              strategies    Standish Mellon master portfolio which invests,
                            under normal circumstances, at least 80% of its net
                            assets in U.S. dollar and non-U.S. dollar
                            denominated fixed income securities of governments
                            and companies located in various countries,
                            including emerging markets. Except where indicated,
                            this prospectus uses the term "fund" to mean the
                            fund and its master portfolio taken together. The
                            fund generally invests in 8 or more countries, but
                            always invests in at least 3 countries, one of which
                            may be the U.S. At times, the fund may invest a
                            substantial part of its assets in any one country.
                            The fund will hedge most, but not necessarily all,
                            of its foreign currency exposure to protect the
                            U.S. dollar value of the fund's assets. The fund may
                            also invest in interest rate futures contracts.
                            ----------------------------------------------------

          Credit quality    The fund invests primarily in investment grade
                            securities, but may invest up to 15% of assets in
                            below investment grade securities, sometimes
                            referred to as junk bonds. The fund will not invest
                            in securities rated lower than B. The adviser
                            selects fixed income securities that have the
                            potential to be upgraded.
                            ----------------------------------------------------
        Targeted average
portfolio credit quality    In the range of A to AA/Aa

                            ----------------------------------------------------

                Maturity    The fund is not subject to any maturity restrictions.
                            ----------------------------------------------------

     How investments are    The adviser focuses on identifying undervalued
                selected    government bond markets, currencies, sectors and
                            securities and deemphasizes the use of an interest
                            rate forecasting strategy. The adviser looks for
                            fixed income securities with the most potential for
                            addedvalue, such as those involving the potential
                            for credit upgrades, unique structural
                            characteristics or innovative features. The adviser
                            selects securities for the fund's portfolio by:
                            o    Using fundamental economic research and
                                 quantitative analysis to allocate assets among
                                 countries and currencies based on a comparative
                                 evaluation of interest and inflation rate
                                 trends, government fiscal and monetary policy
                                 and the credit quality of government debt.
                            o    Focusing on sectors and individual securities
                                 that appear to be relatively undervalued and
                                 actively trading among sectors.
                            ----------------------------------------------------

      Principal risks of    Investors could lose money on their investment in
   investing in the fund    the fund or the fund could perform less well than
                            other possible investments if any of the following
                            occurs:
                            o    Interest rates rise, which will make the prices
                                 of fixed  income securities and the value of
                                 the fund's portfolio go down.
                            o    The issuer of a security owned by the fund has
                                 its credit rating downgraded or defaults on its
                                 obligation to pay principal and/or interest.
                                 This risk is higher for below investment grade
                                 bonds.
                            o    When interest rates are declining, the issuer
                                 of a security exercises its right to prepay
                                 principal earlier than scheduled, forcing the
                                 fund to reinvest in lower yielding securities.
                                 This is known as call or prepayment risk.
                            o    When interest rates are rising, the average
                                 life of some securities may extend because of
                                 slower than expected principal payments. This
                                 will lock in a below-market interest rate,
                                 increase the security's duration and reduce the
                                 value of the security. This is known as
                                 extension risk.
                            o    The adviser's judgment about the attractiveness,
                                 relative value or potential appreciation of a
                                 particular country, currency, sector, security
                                 or hedging strategy proves to be incorrect.
                            o    Prices of foreign securities go down because of
                                 unfavorable foreign government actions,
                                 political, economic or market instability or
                                 the absence of accurate information about
                                 foreign companies. A decline in the value of
                                 foreign currencies relative to the U.S. dollar
                                 will reduce the value of securities held by the
                                 fund and denominated in those currencies.
                                 Foreign securities are sometimes less liquid
                                 and harder to value than securities of U.S.
                                 issuers. These risks are more severe for
                                 securities of issuers in emerging market
                                 countries.
                            o    During periods of extreme interest rate
                                 volatility the fund has difficulty closing out
                                 its position in interest rate futures contracts
                                 or closing out the position at a price which
                                 the adviser believes would be advantageous to
                                 the fund.

                            ----------------------------------------------------

   Other principal risks    The fund is non-diversified. This means that the
                            fund may invest more of its assets in the securities
                            of a single issuer than other funds. To the extent
                            the fund invests more of its assets in a single
                            issuer, the fund's share price may be adversely
                            affected by events affecting that issuer.
                            ----------------------------------------------------


Group of Global Fixed Income Funds     8

--------------------------------------------------------------------------------

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance from year to year of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of two widely recognized, unmanaged indices of global government fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

Global Fixed Income Fund

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]


1996                    13.03%
1997                    11.68%
1998                     6.98%
1999                    (0.64)%
2000                     9.79%
2001                     4.51%
2002                     6.94%
2003                     6.38%
2004                     4.98%
2005                     3.64%

Calender Year Ended December 31

Quarterly returns:
Highest: 4.97% in 3rd quarter 1996
Lowest: -2.12% in 2nd quarter 2004

Average annual total returns for selected periods ended December 31, 2005

--------------------------------------------------------------------------------
                                          1         5       10         Inception
                                         Year     Years    Years            Date
--------------------------------------------------------------------------------
 Global Fixed Income Fund                                             01/31/1994
 Return Before Taxes                      3.64%   5.28%    6.66%
 Return After Taxes on Distributions*    -0.06%   3.31%    3.86%
 Return After Taxes on Distributions
 and Sale of Shares*                      2.36%   3.36%    3.95%
 Lehman Brothers Global Aggregate
 Index**                                  4.28%   5.58%    6.57%
 (reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                   Global Fixed
Based on fiscal year ended 12/31/05                 Income Fund
Shareholder fees                                        None
(fees paid directly from your investment)
Redemption fee(1)                                      2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)
     Management fees                                   0.40%
     Distribution (12b-1) fees                          None
     Other expenses                                    0.37%
     Total annual fund operating expenses              0.77%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because Standish Mellon has agreed to cap the Global Fixed Income Fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

    Management fees                                    0.40%
    Other expenses                                     0.25%
    Total annual fund operating expenses               0.65%

This cap may be changed or eliminated at any time.
(3)The table and expense example reflect the combined expenses of the fund and the corresponding master portfolio in which the fund invests all its investable assets.

Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    You redeem at the end of each period;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                               After      After       After       After
                              1 Year     3 Years     5 Years     10 Years
Global Fixed Income Fund       $79        $246        $428        $954

                                       9      Group of Global Fixed Income Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                                         Emerging Markets Debt Fund
                            ----------------------------------------------------

    Investment objective    The fund's investment objective is to generate a
                            high total return through a combination of capital
                            appreciation and income. The fund pursues this
                            objective by investing primarily in lower quality
                            emerging market government and corporate bonds.
                            ----------------------------------------------------
     Key investments and    The fund invests, under normal circumstances, at
              strategies    least 80% of net assets in fixed income securities
                            issued by govern-ments, companies and banks of
                            emerging markets. The fund may  also invest in
                            preferred stocks, warrants and tax- exempt bonds.
                            At least 65% of the assets are U.S. dollar
                            denominated or currency hedged to seek to protect
                            the U.S. dollar value of the fund's assets. The
                            fund may also invest in futures contracts and
                            options in an attempt to manage portfolio risks and
                            enhance returns.

                            ---------------------------------------------------

          Credit quality    The fund invests at least 65% of assets in lower
                            quality emerging market debt securities. Many of
                            these securities have higher yields and offer a
                            higher level of current income than U.S. government
                            bonds but at heightened levels of risk. The fund may
                            realize substantial capital appreciation or
                            depreciation over a short time. The fund may invest
                            in securities of any credit quality, including
                            securities that are in default as to principal or
                            interest.

                            ---------------------------------------------------

        Targeted average     In the range of BBB/Baa to B/B2.
portfolio credit quality
                            ---------------------------------------------------
                Maturity    The fund generally will maintain an average
                            dollar-weighted effective maturity within a range of
                            plus and minus four years of the effective maturity
                            of the J.P. Morgan Emerging Markets Bond Index
                            Global (EMBI Global) but may invest in individual
                            securities of any maturity.

                            ---------------------------------------------------
         How investments    The adviser uses an investment process that combines
            are selected    top down country allocation and bottom up security
                            selection. The adviser selects individual securities
                            for investment by:
                            o    Employing a top down approach to investing in
                                 countries that it believes are undergoing
                                 positive fundamental change or that are
                                 fundamentally mispriced. The approach
                                 emphasizes fundamental and quantitative
                                 research and considers factors such as economic
                                 growth, social and political risk, and fiscal
                                 and monetary policy.
                            o    Selecting individual issues based upon
                                 fundamental and quantitative assessment
                                 emphasizing relative creditworthiness, yield to
                                 maturity, interest rate spread, duration and
                                 liquidity.
                            o    Selecting individual securities to create
                                 exposure to foreign currencies that it believes
                                 will provide a high level of income or the
                                 potential for capital appreciation.
                            ---------------------------------------------------
      Principal risks of    Investors could lose money on their investments in
   investing in the fund    the fund or the fund could underperform other
                            possible investments if any of the following occurs:
                            o    Prices of foreign securities go down because of
                                 unfavorable foreign government actions,
                                 political, economic or market instability or
                                 the absence of accurate information about
                                 foreign companies. Foreign securities are
                                 sometimes less liquid and harder to value than
                                 securities of U.S. issuers. These risks are
                                 more severe for securities of issuers in
                                 emerging market countries.
                            o    The adviser is not able to adequately protect
                                 the U.S. dollar value of the fund's assets
                                 through currency hedging at times when the
                                 value of foreign currencies in which some of
                                 the fund's securities are denominated declines
                                 relative to the U.S. dollar.
                            o    The issuer of a security owned by the fund has
                                 its credit rating downgraded or defaults on its
                                 obligation to pay principal and/or interest.
                                 for below investment grade fixed income
                                 securities.
                            o    When interest rates are declining, the issuer
                                 of a security exercises its right to prepay
                                 principal earlier than scheduled, forcing the
                                 fund to reinvest in lower yielding securities.
                                 This is known as call or prepayment risk.
                            o    The adviser's judgment about the attractiveness
                                 relative value or potential appreciation of a
                                 particular sector, security or hedging strategy
                                 proves to be incorrect.
                            o    Interest rates rise, which will make the prices
                                 of fixed income securities and the value of the
                                 fund's portfolio go down.
                            o    During periods of extreme interest rate
                                 volatility, the fund has difficulty closing out
                                 its position in interest rate futures or swap
                                 contracts, or closing out its position at a
                                 price which the adviser believes would be
                                 advantageous to the fund.
                            ----------------------------------------------------
   Other principal risks    There is a greater risk that the fund will lose
                            money because it invests primarily in high yield
                            securities of emerging market issuers. Many of these
                            securities are  considered speculative because they
                            have a higher risk of issuer default, are subject to
                            greater price volatility and may be illiquid.

                            The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than other funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.


Group of Global Fixed Income Funds     10

--------------------------------------------------------------------------------

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund


2002                    13.20%
2003                    28.82%
2004                    11.54%
2005                    13.29%

Calender Year Ended December 31

Quarterly returns:
Highest: 12.98% in 4th quarter 2002
Lowest: -6.77% in 2nd quarter 2004

Average annual total returns for selected periods ended December 31, 2005

--------------------------------------------------------------------------------
                                                       Life of    Inception
                                            1 Year        Fund         Date
--------------------------------------------------------------------------------
 Emerging Markets Debt Fund                                        3/26/01
 Return Before Taxes                        13.29%     15.74%
 Return After Taxes on Distributions*        7.30%      9.78%
 Return After Taxes on Distributions and
 Sale of Shares*                             8.79%      9.82%
 J.P. Morgan EMBI Global**                  10.73%     12.39%
 (reflects no deduction for fees, expenses or taxes)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The J.P. Morgan EMBI Global is an unmanaged, broad based index of fixed rate non-investment grade emerging markets debt.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                   Emerging
                                                    Markets
Based on fiscal year ended 12/31/05                Debt Fund
Shareholder fees                                       None
(fees paid directly from your investment)
Redemption fee(1)                                     2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
  Management fees                                     0.50%
  Distribution (12b-1) fees                            None
  Other expenses                                      1.72%
  Total annual fund operating expenses                2.22%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because Standish Mellon has agreed to cap Emerging Markets Debt Fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

   Management fees                                    0.00%
   Other expenses                                     0.65%
   Total annual fund operating expenses               0.65%

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    You redeem at the end of each period;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                 After      After       After       After
                                1 Year     3 Years     5 Years     10 Years
Emerging Markets Debt Fund       225         $694       $1,190      $2,554

                                       11     Group of Global Fixed Income Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

Additional Information About the Funds' Principal Investments

Fixed income investments Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The funds may use mortgage dollar rolls to finance the purchase of additional investments. In a mortgage dollar roll transaction, a fund sells a mortgage-backed security to a financial institution and agrees to repurchase a similar mortgage-backed security at a later date at a price that is agreed upon at the time of the sale. A fund will earn income by investing the proceeds from the sale in short-term securities. Mortgage dollar rolls expose a fund to the risk that the return generated by the short-term investments is lower than the financing cost of the fund's obligations to repurchase similar securities at the agreed upon date.

The funds may invest in a wide range of fixed income securities

In addition, for Emerging Markets Debt Fund:

The fund is allowed to invest in bank loans, loan assignments and participations. Bank loans are privately negotiated loans issued by one or more banks or other types of financial institutions to a foreign company or government. The fund's investment in these loans may be in the form of participations and assignments. In a participation, the fund acquires the right to receive a portion of the amount repaid by the borrower. In an assignment, the fund acquires direct rights against the borrower for a portion of the loan. Investments in bank loans, participations and assignments involve special risks, including a lack of liquidity and the risk that the borrower and the lender may default on their obligations.

Information About the Funds' Other Investment Strategies

International Fixed Income Fund, International Fixed Income Fund II and Global Fixed Income Fund:
The funds may invest 10% of assets in emerging markets generally and 3% of assets in any single emerging market. At times, the funds invest substantially in fixed income securities of foreign governments or their political subdivisions. This exposes the funds to additional risk if a foreign government is unable or unwilling to repay principal or interest when due.

Emerging Markets Debt Fund: The fund invests in sovereign debt securities of foreign governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

Group of Global Fixed Income Funds     12

--------------------------------------------------------------------------------

Additional Investment Policies

Credit quality Securities are investment grade if rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Each rating category includes plus or minus ratings within that category.

If a security receives "split" (different) ratings from multiple rating organizations, a fund will treat the security as being rated in the higher rating category. Each fund's credit quality restrictions are applied at the time of purchase of a security. Each fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

The Emerging Markets Debt Fund has no minimum credit quality requirements.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for a fund caused by changing interest rates or currency exchange rates.

o    As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of a fund's portfolio.

o    To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. Certain derivatives may be less liquid and more difficult to value. In addition, some derivatives involve the risk of loss if the party that issued the derivative defaults on its obligation.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Securities lending Each fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by a fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 20% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Portfolio holdings A description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

Investment objective Each fund's investment objective may not be changed by the fund's trustees without shareholder approval. Each fund's key investment strategy of investing at least 80% of net assets in a particular type of securities may not be changed unless each fund provides 60 days advance notice to its shareholders.

                                       13     Group of Global Fixed Income Funds

The Investment Adviser
--------------------------------------------------------------------------------

About Standish Mellon

Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $142 billion in assets for institutional and individual investors in the U.S. and abroad as of December 31, 2005. Standish Mellon is the adviser to each fund.

Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $4.5 trillion of assets under management, administration or custody, including approximately $766 billion under management as of December 31, 2005. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

Standish Mellon offers a broad array of investment services that include management of domestic and international fixed income portfolios.

Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to seek to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by its portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon believes it has built a powerful internal network of overlapping resources.

Group of Global Fixed Income Funds     14

Fund managers

------------------------------------------------------------------------------------------------------------------------------------
 Fund                                  Fund managers             Positions during past five years
------------------------------------------------------------------------------------------------------------------------------------
 International Fixed Income Fund       Charles P. Dolan, CFA     Charlie is Co-Director of Global Bond Strategies,
 International Fixed Income Fund II                              responsible for implementation and strategy of all global
 Global Fixed Income Fund                                        bond portfolios. He joined Standish Mellon in 2004 from
                                                                 Pareto Patners, where he had been a key member of the
                                                                 investment team since 1992. Charlie is a leading expert in global fixed income quantitative research. He was previously at Hughes Research Laboratories.

                                       Thomas F. Fahey           Tom is a Portfolio Manager for Global Bond Strategies,
                                                                 focusing on global economic analysis and relative value
                                                                 between the developed bond markets, currencies and sectors.
                                                                 Tom joined the Global Bond Strategies group at Standish
                                                                 Mellon in 1999 and has held positions of increasing
                                                                 responsibility. He joined the firm from the Bank Credit
                                                                 Analyst Research Group in Montreal where he was an Associate
                                                                 Editor for both ForexCast, which is the firm's foreign
                                                                 exchange strategy service, and The International Bank Credit
                                                                 Analyst.

------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Debt Fund            John L. Peta              John is an Emerging Markets Strategist and a Portfolio
                                                                 Manager within the firm's fixed income group.

                                       Boris Segura              Boris is a Senior Economist in the firm's Emerging Markets strategies group. He joined Standish Mellon in 2004 and
                                                                 prior to that he was a Sovereign Debt Strategist at Wall
                                                                 Street Securities, Chief Economist for Emerging Markets at
                                                                 Atlantic Asset Management and Associate Director of Latin
                                                                 American sovereign ratings at Standard & Poor's.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership, if any, in the shares of the funds they manage.

Advisory services and fees

Standish Mellon provides each fund with portfolio management and investment research services. The adviser places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended December 31, 2005, the adviser was entitled to an advisory fee for these services as set forth in the table below. The adviser has agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.


------------------------------------------------------------------------------------------------------------------------------------
                                                   Annual Advisory Fee Rates
                                       (as a percentage of the fund's average net assets)
                                         Actual advisory fee paid*    Contractual advisory fee**    Current expense limitation**
------------------------------------------------------------------------------------------------------------------------------------
      International Fixed Income Fund               0.40%                        0.40%                          0.80%
------------------------------------------------------------------------------------------------------------------------------------
      International Fixed Income Fund II            0.29%                        0.40%                          0.75%
------------------------------------------------------------------------------------------------------------------------------------
      Global Fixed Income Fund                      0.40%                        0.40%                          0.65%
------------------------------------------------------------------------------------------------------------------------------------
      Emerging Markets Debt Fund                    0.00%                        0.50%                          0.65%
------------------------------------------------------------------------------------------------------------------------------------

*For fiscal year ended December 31, 2005.
**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, this indicates that the cap was triggered and advisory fees were waived by Standish Mellon.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the funds' advisory agreements is available in the funds' annual reports for the period ended December 31, 2005.

                              Investment Adviser

                 Standish Mellon Asset Management Company LLC
                               One Boston Place
                       Boston, Massachusetts 02108-4408

                                       15     Group of Global Fixed Income Funds

Investment and Account Information
--------------------------------------------------------------------------------


         How to purchase    Minimum initial investment: $100,000
                  shares    Minimum subsequent investment: $5,000

                            Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon, its affiliates and their immediate families.

                            All orders to purchase shares received by the distributor or its agent before The close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each , fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

               Good form    Good form means that you have provided the following
                            information with your request: Name of the fund;
                            account number (if an existing account); dollar
                            amount or number of shares to be purchased (or
                            exchanged or redeemed); and the signature of each
                            owner exactly as the account is registered in the
                            case of a redemption request. Good form also means
                            there are no outstanding claims against your account
                            or transaction limitations on your account. Also, a
                            signature guarantee may be required with certain
                            requests.


                By check    ----------------------------------------------------
      Opening an account    o    Send a check to the distributor payable to
                                 Mellon Institutional Funds with the completed
                                 original account application.

    Adding to an account    o    Send a check to the distributor payable to
                                 Mellon Institutional Funds and a letter of
                                 instruction with the account name and number
                                 and effective date of the request.

                            o    Payment must be made in U.S. dollars and drawn
                                 on a U.S. bank. The funds do not accept
                                 third-party checks, travelers' checks, credit
                                 card checks or money orders.
               By wire      ----------------------------------------------------
      Opening an account    o    Send the completed original account application
                                 to the distributor.

                            o Call the distributor to obtain an account number.

                            o Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).

    Adding to an account    o    Call the distributor. Instruct your bank to
                                 wire the amount of the additional investment to
                                 Mellon Bank, N.A. (see below).

                  By fax    ----------------------------------------------------
      Opening an account    o    Fax the completed account application to
                                 781-796-2864.

                            o Mail the original account application to the distributor.

    Adding to an account    o    Follow the instructions for opening an account
                                 by wire.

                            o Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of the request.

                            o Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A.


                            ----------------------------------------------------
     Through a financial    o    Contact your financial intermediary. Fianancial
            intermediary         intermediaries acting on an investor's behalf
                                 are responsible for transmitting orders to the
                                 distributor or its agent by the specified
                                 deadline.

     Opening or adding
         to an account
                            The distributor's address is:      Wire instructions:
                            Mellon Funds Distributor, L.P.     Mellon Bank, N.A.
                            P.O. Box 8585                      Boston, MA
                            Boston, Massachusetts 02266-8585   ABA#: 011 001 438
                            Tel: 1-800-221-4795                Account #: 79650-4116
                            Fax: 781-796-2864                  Fund name:
                            Email: mifunds@mellon.com          Investor account #:

Group of Global Fixed Income Funds     16

--------------------------------------------------------------------------------

         How to exchange    You may exchange shares of a fund for shares of any
                  shares    other fund in the Mellon Institutional Funds family
                            of funds, if the registration of both accounts is
                            identical. Shares exchanged within 30 days of
                            purchase (7 days for the Intermediate Tax Exempt
                            Bond, Enhanced Yield, and Opportunistic High Yield
                            Bond Funds) may be  subject to a redemption fee.
                            See page 18 for more information. A fund may refuse
                            any exchange order and  may modify or terminate its
                            exchange privilege affecting all shareholders on 60
                            days' notice. Because excessive account transactions
                            can disrupt the management of a fund and increase
                            fund costs for all shareholders, Standish Mellon may
                            temporarily or permanently terminate the exchange
                            privilege of any investor who makes more than four
                            exchanges out of the same fund during any
                            consecutive 12-month period. Multiple exchanges out
                            of the same fund that occur in  the same day will be
                            considered one exchange. Accounts under common
                            ownership or control will be counted together for
                            purposes of the four exchange limit.

                            Exchange requests will not be honored until the
                            distributor receives payment for the exchangedx
                            shares (up to 3 business days). An exchange involves
                            a taxable redemption of shares surrendered in the
                            exchange.
                            ----------------------------------------------------

                 By mail    o    Send a letter of instruction to the distributor
                                 signed by each registered account owner.
                            o    Provide the name of the current fund, the fund
                                 to exchange into and dollar amount to be
                                 exchanged.
                            o    Provide both account numbers.
                            o    Signature guarantees may be required (see
                                 below).
                            ----------------------------------------------------
            By telephone    o    If the account has telephone privileges, call
                                 the distributor.
                            o    Provide the name of the current fund, the fund
                                 to exchange into and dollar amount to be
                                 exchanged.
                            o    Provide both account numbers.
                            o    The distributor may ask for identification and
                                 all telephone transactions may be recorded.
                            ----------------------------------------------------
    How to redeem shares    All orders to redeem shares received by the
                            distributor or its agent before the close of regular
                            trading on the New York Stock Exchange will be
                            executed at that day's share price. Orders received
                            after that time will be executed at the next
                            business day's price. All redemption orders must be
                            in good form. Each fund has  the right to suspend
                            redemptions of shares and to postpone payment of
                            proceeds for up to seven days, as permitted by law.
                            Shares redeemed within 30 days of  purchase (7 days
                            for the Intermediate Tax Exempt Bond, Enhanced
                            Yield, and Opportunistic High Yield Bond Funds) may
                            be subject to a redemption fee. See page 18 for more
                            information.
                            ----------------------------------------------------
                 By mail    o    Send a letter of instruction to the distributor
                                 signed by each registered account owner.
                            o    State the name of the fund and number of shares
                                 or dollar amount to be sold.
                            o    Provide the account number.
                            o    Signature guarantees may be required (see
                                 below).
                            ----------------------------------------------------
            By telephone    o    If the account has telephone privileges, call
                                 the distributor.

       For check or wire    o    Proceeds will be mailed by check payable to the
                                 shareholder of record to the address, or wired
                                 to the bank as directed, on the account
                                 application.

                            o    The distributor may ask for identification and
                                 all telephone transactions may be recorded.
                            ----------------------------------------------------
                  By fax    o    Fax the request to the distributor at
                                 781-796-2864.
                            o    Include your name, the name of the fund and the
                                 number of shares or dollar amount to be sold.
                            o    Proceeds will be mailed by check payable to the
                                 shareholder of record to the address, or wired
                                 to the bank as directed, on the account
                                 application.
                            ----------------------------------------------------
     Through a financial    o    Contact your financial intermediary. Financial
           intermediary          intermediaries acting on an investor's behalf
                                 areresponsible for transmitting orders to the
                                 distributor or its agent by the specified
                                 deadline.

                                       17    Group of Global Fixed Income Funds

Investment and Account Information
--------------------------------------------------------------------------------

          Redemption Fee    Short-term trading and excessive exchange activity
                            in certain types of funds may interfere with
                            portfolio management and have an adverse effect on
                            the fund and its shareholders. Each fund in the
                            Mellon Institutional Funds family of funds imposes a
                            redemption fee of 2.00% of the total redemption
                            amount (calculated at net asset value) if you sell
                            or exchange your shares after holding them for less
                            than 30 calendar days (7 calendar days for the
                            Intermediate Tax Exempt Bond, Enhanced Yield and
                            Opportunistic High Yield Funds). The redemption fee
                            is paid directly to the fund, and is designed to
                            offset brokerage commissions, market impact, and
                            other costs associated with short-term trading. For
                            purposes of determining whether the redemption fee
                            applies, the shares that were held the longest will
                            be redeemed first.

                            The redemption fee does not apply to shares that
                            were acquired through reinvestment of dividends or
                            capital gains distributions, or to redemptions or
                            exchanges by the following categories of transactions:
                            ----------------------------------------------------
      Certain Retirement    o    Shares redeemed as a result of a retirement
       Account Activity:         plan sponsor decision (e.g. retirement
                                 plan-wide re-allocations or termination).
                            o    Retirement account redemptions as a result of
                                 minimum required distributions and returns of
                                 excess contributions.
                            o    Shares redeemed as part of a retirement plan
                                 participant-directed distribution including,
                                 but not limited to: death distributions, loan
                                 withdrawals and Qualified Domestic Relations
                                 Orders ("QDROs").
                            ----------------------------------------------------
         Non-shareholder    o    Shares redeemed through an automatic,
      Directed Activity:         nondiscretionary rebalancing or asset
                                 re-allocation program, or via a systematic
                                 withdrawal plan.
                            ----------------------------------------------------
         Other Activity:    o    Redemptions of $2,500 or less.
                            o    Rollovers, transfers and changes of account
                                 registration within a fund (provided the monies
                                 do not leave the fund), and redemptions in kind.
                            o    Transactions that are not motivated by
                                 short-term trading considerations, which have
                                 received prior approval by the Mellon
                                 Institutional Fund's Chief Compliance Officer.

                            The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy.

                            While the funds seek to apply its redemption fee
                            policy to all accounts, a fund may not be able to
                            apply the policy to accounts which are maintained by
                            some financial intermediaries ("Omnibus Accounts")
                            because of the difficulty in identifying individual
                            investor transactions or the difficulty in
                            identifying the investor responsible for a
                            particular transaction even if the transaction
                            itself is identified. To the extent a fund is able
                            to identify excessive short-term trading in Omnibus
                            Accounts, the fund will seek the cooperation  of the
                            intermediary to enforce the Mellon Institutional
                            Funds' redemption fee policy.
                            ----------------------------------------------------
  Administrative service    Each fund pays administrative service fees. These
                     fee    fees are paid to affiliated or unaffiliated
                            retirement plans, Omnibus Accounts and platform
                            administrators and other entities ("Plan
                            Administrators") that provide record keeping and/or
                            other administrative support services to accounts,
                            retirement plans and their participants. As
                            compensation for such services, each fund may pay
                            each Plan Administrator a service fee in an amount
                            of up to 0.15% (on an annualized basis) of a fund's
                            average daily net assets attributable to fund shares
                            that are held in accounts serviced by such Plan
                            Administrator.
                            ----------------------------------------------------
              Additional    The adviser or its affiliates may pay additional
            compensation    compensation from their own resources to Plan
                            Administrators and other entities for administrative
                            services, as well as in consideration of marketing
                            or other distribution-related services. These
                            payments may  provide an incentive for these
                            entities to actively promote the funds or cooperate
                            with the distributor's promotional efforts.

Group of Global Fixed Income Funds     18

--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o    members of the STAMP program or the Exchange's Medallion Signature Program

o    a broker or securities dealer

o    a federal savings, cooperative or other type of bank

o    a savings and loan or other thrift institution

o    a credit union

o    a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 16. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange
(NYSE) -- generally at 4:00 p.m., New York time -- on each day the NYSE is open. A fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and distribute dividends from net investment income quarterly. The funds declare and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Substantially all of a fund's distributions will be from net investment income.

                                       19     Group of Global Fixed Income Funds

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;

o You make two or more purchases and redemptions within a short period of time;

o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o    trade activity monitoring;
o    exchange guidelines;
o    redemption fee on certain trades in certain funds; and
o    use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond, Enhanced Yield and Opportunistic High Yield Funds). See "Investment and Account Information -- Redemption Fee" for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds' net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

Group of Global Fixed Income Funds     20

Taxes

------------------------------------------------------------------------------------------
  Transactions                                U.S. Federal Income Tax Status (for taxable
                                                                           investors only)
------------------------------------------------------------------------------------------
  Sales or exchanges of shares.               Usually capital gain or loss. Tax rate depends on
                                              how long shares are held.

  Distributions of long term capital gain     Taxable as long-term capital gain.

  Distributions of short term capital gain    Taxable as ordinary income.

  Dividends from net investment income        Taxable as either ordinary income or qualified
                                              dividend income taxable to individual shareholders
                                              at a maximum 15% U.S. Federal tax rate if so
                                              designated by a fund and certain other conditions
                                              are met by the fund and the shareholder, including
                                              holding period requirements. Most dividends from
                                              net investment income are expected to be taxable
                                              as ordinary income.


Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to a 28% federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

Master/feeder structure

Global Fixed Income Fund is a "feeder" fund that invests exclusively in a corresponding "master" portfolio with an identical investment objective. Except where indicated, this prospectus uses the term "fund" to mean the feeder fund and its master portfolio taken together. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

The feeder fund and its master portfolio expect to maintain a consistent investment objective, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

--------------------------------------------------------------------------------
                         The funds' service providers

                             Principal Underwriter
                        Mellon Funds Distributor, L.P.

                         Custodian and Fund Accountant
                               Mellon Bank, N.A.

                                Transfer Agent
                            Dreyfus Transfer, Inc.

                 Independent Registered Public Accounting Firm
                          PricewaterhouseCoopers LLP

                                 Legal Counsel
                   Wilmer Cutler Pickering Hale and Dorr LLP

                                       21     Group of Global Fixed Income Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2005 and earlier was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

International Fixed Income Fund

                                                                              Year Ended December 31,
                                                           --------------------------------------------------------
                                                             2005        2004        2003        2002        2001
                                                           --------    --------    --------    --------    --------
Net Asset Value, Beginning of the Year                     $  21.35    $  21.02     $ 20.04     $ 19.43    $  18.97
                                                           --------    --------    --------    --------    --------
From Operations:
 Net investment income(a)                                      0.75        0.75        0.66        0.75        0.76
 Net realized and unrealized gain (loss) on investments        0.23        0.27        0.32        0.46        0.01
                                                           --------    --------    --------    --------    --------
Total from investment operations                               0.98        1.02        0.98        1.21        0.77
                                                           --------    --------    --------    --------    --------
Less Distributions to Shareholders:
 From net investment income                                   (4.78)      (0.69)         --       (0.47)      (0.31)
 From tax return of capital                                      --          --          --       (0.13)         --
                                                           --------    --------    --------    --------    --------
Total distributions to shareholders                           (4.78)      (0.69)         --       (0.60)      (0.31)
                                                           --------    --------    --------    --------    --------
Net Asset Value, End of Year                               $  17.55     $ 21.35     $ 21.02     $ 20.04    $  19.43
                                                           ========    ========    ========    ========    ========
Total Return                                                   4.72%       4.90%       4.89%       6.44%       4.07%
Ratios/Supplemental Data:
 Expenses (to average daily net assets)                        0.58%       0.57%       0.59%       0.59%       0.56%
 Net Investment Income (to average daily net assets)           3.49%       3.43%       3.20%       3.89%       3.94%
 Portfolio Turnover                                             168%        170%        185%        159%        211%
 Net Assets, End of Year (000's omitted)                   $122,721    $302,406    $369,706    $364,460    $422,626

-------
(a)  Calculated based on average shares outstanding.

Group of Global Fixed Income Funds     22

--------------------------------------------------------------------------------

International Fixed Income Fund II

                                                                             Year Ended December 31,
                                                           --------------------------------------------------------
                                                             2005        2004        2003        2002        2001
                                                           --------    --------    --------    --------    --------
Net Asset Value, Beginning of Year                         $  24.23    $  22.97    $  21.66    $  17.83    $  18.87
                                                           --------    --------    --------    --------    --------
From Operations:
 Net investment income *(a)                                    0.74        0.88        0.77        0.73        0.73
 Net realized and unrealized gain (loss) on investments       (3.12)       1.52        3.81        3.10       (1.74)
                                                           --------    --------    --------    --------    --------
Total from investment operations                              (2.38)       2.40        4.58        3.83       (1.01)
                                                           --------    --------    --------    --------    --------
Less Distributions to Shareholders:
 From net investment income                                   (0.65)      (1.14)      (3.27)         --       (0.03)
                                                           --------    --------    --------    --------    --------
Total distributions to shareholders                           (0.65)      (1.14)      (3.27)         --       (0.03)
                                                           --------    --------    --------    --------    --------
Net Asset Value, End of Year                               $  21.20    $  24.23    $  22.97    $  21.66    $  17.83
                                                           ========    ========    ========    ========    ========
Total Return (b)                                              (9.95%)     10.73%      21.51%      21.48%      (5.31%)
Ratios/Supplemental Data:
 Expenses (to average daily net assets)*                       0.75%       0.75%       0.55%       0.55%       0.55%
 Net Investment Income (to average daily net assets)*          3.31%       3.93%       3.34%       3.87%       3.99%
 Portfolio Turnover                                             139%        132%        192%        178%        205%
 Net Assets, End of Year (000's omitted)                   $ 46,414    $ 49,714    $ 23,983    $ 21,202    $ 40,337
-----

*      For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken,
       the investment income per share and the ratios would have been:
       Net investment income per share (a)                   $   0.72    $   0.84    $   0.60    $   0.60    $   0.68
       Ratios (to average daily net assets):
         Expenses                                                0.86%       0.91%       1.30%       1.23%       0.85%
         Net investment income                                   3.20%       3.77%       2.59%       3.19%       3.69%

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of fee waivers and expense limitations.

                                       23     Group of Global Fixed Income Funds

Financial Highlights
--------------------------------------------------------------------------------

Global Fixed Income Fund

                                                                               Year Ended December 31,
                                                           --------------------------------------------------------
                                                             2005        2004        2003        2002        2001
                                                           --------    --------    --------    --------    --------
Net Asset Value, Beginning of Year                         $  19.64    $  20.67    $  19.43    $  18.45    $  18.53
                                                           --------    --------    --------    --------    --------
From Operations:
 Net investment income *(a)                                    0.75        0.83        0.75        0.82        0.84
 Net realized and unrealized gain (loss) on investments       (0.04)       0.20        0.49        0.44       (0.01)(b)
                                                           --------    --------    --------    --------    --------
Total from investment operations                               0.71        1.03        1.24        1.26        0.83
                                                           --------    --------    --------    --------    --------
Less Distributions to Shareholders:
 From net investment income                                   (2.07)      (2.06)         --       (0.27)      (0.91)
 From tax return of capital                                      --          --          --       (0.01)         --
                                                           --------    --------    --------    --------    --------
Total distributions to shareholders                           (2.07)      (2.06)         --       (0.28)      (0.91)
                                                           --------    --------    --------    --------    --------
Net Asset Value, End of Year                               $  18.28    $  19.64    $  20.67    $  19.43    $  18.45
                                                           ========    ========    ========    ========    ========
Total Return (c)                                               3.64%       4.98%       6.38%       6.94%       4.51%
Ratios/Supplemental Data:
 Expenses (to average daily net assets) *(d)                   0.65%       0.65%       0.65%       0.60%       0.56%
 Net Investment Income (to average daily net assets) *         3.75%       3.86%       3.74%       4.43%       4.46%
 Portfolio Turnover: (e)
  Inclusive                                                     181%        166%        222%        205%        251%
  Exclusive                                                     167%        130%         --           --          --
 Net Assets, End of Year (000's omitted)                   $ 70,168    $ 72,241    $146,186    $ 164,582   $359,358
-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee payable to the Standish Mellon Global Fixed Income Portfolio and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
    Net investment income per share (a)                       $   0.73    $   0.83    $   0.74         N/A         N/A
    Ratios (to average daily net assets):
    Expenses                                                      0.77%       0.68%       0.70%        N/A         N/A
    Net investment income                                         3.63%       3.83%       3.69%        N/A         N/A

(a)  Calculated based on average shares outstanding,
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values for the Fund.
(c)  Total return would have been lower in the absence of expense waivers.
(d) Includes the Fund's share of the Standish Mellon Global Fixed Income Portfolio's allocated expenses.
(e) Information provided is for the Standish Mellon Global Fixed Income Portfolio, which is the master fund in which the Fund invests all its assets. Beginning in 2004, the portfolio turnover ratio is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

Group of Global Fixed Income Funds    24

--------------------------------------------------------------------------------

Emerging Markets Debt Fund

                                                                                                            For the Period
                                                                                                            March 26, 2001
                                                                      Year Ended December 31,               (commencement)
                                                           --------------------------------------------    of operations) to
                                                             2005        2004        2003        2002      December 31, 2001
                                                           --------    --------    --------    --------    ------------------
Net Asset Value, Beginning of Year                         $  20.37    $  20.81    $  18.39    $  17.67    $  20.00
                                                           -------      -------     -------    -------        --------
From Operations:
 Net investment income *(a)                                    1.57        1.56        1.61        1.59        1.58
 Net realized and unrealized gain (loss) on investments        0.98        0.72        3.59        0.65        0.10
                                                           -------      -------     -------    -------        --------
Total from investment operations                               2.55        2.28        5.20        2.24        1.68
                                                           -------      -------     -------    -------        --------
Less Distributions to Shareholders:
 From net investment income                                   (1.40)      (1.53)      (1.32)      (1.52)      (3.90)
 From net realized gain on investments                        (1.99)      (1.19)      (1.46)         --          --
 From tax return of capital                                      --          --          --          --       (0.11)
                                                           --------     -------     -------    --------       --------
Total distributions to shareholders                           (3.39)      (2.72)      (2.78)      (1.52)      (4.01)
                                                           --------     -------     -------    --------       --------
Net Asset Value, End of Year                               $  19.53    $  20.37    $  20.81    $  18.39    $  17.67
                                                           ========     =======     =======    ========       ========
Total Return (b)                                              13.29%      11.54%      28.82%      13.20%       8.94%(c)
Ratios/Supplemental Data:
 Expenses (to average daily net assets) *                      0.36%       0.30%       0.30%       0.30%       0.30%(d)
 Net Investment Income (to average daily net assets) *         7.67%       7.53%       7.64%       8.83%      10.33%(d)
 Portfolio Turnover                                             172%        228%        224%        421%        505%(c)
 Net Assets, End of Year (000's omitted)                   $  8,314    $ 11,002    $ 16,232    $  7,269    $  3,702
-----
*    For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
       Net investment income per share (a)                 $   1.19    $   1.37    $   1.26    $   1.23    $   1.34
       Ratios (to average daily net assets):
         Expenses                                              2.22%       1.23%       1.92%       2.31%       1.82%(d)
         Net investment income                                 5.81%       6.60%       6.02%       6.82%       8.81%(d)

(a)  Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of fee waivers and expense limitations.
(c)  Not annualized.
(d)  Computed on an annualized basis.

                                       25     Group of Global Fixed Income Funds

                     THIS PAGE INTENTIONALLY LEFT BLANK

                     THIS PAGE INTENTIONALLY LEFT BLANK

For More
Information

For investors who want more information about Mellon Institutional Group of Global Fixed Income Funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders, as well as the funds' quarterly reports filed with the Securities and Exchange Commission. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Standish Mellon Asset Management Company LLC is an investment counseling firm that manages assets for institutional investors and high net worth individuals as well as mutual funds. Standish Mellon offers a broad array of investment services that includes management of domestic and international fixed income portfolios.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 1.800.221.4795

Email:
mifunds@mellon.com

Internet:
http://
www.melloninstitutionalfunds.com

Investors can review the funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.551.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o    Free from the Commission's Internet website at http://www.sec.gov

                                  [LOGO]MELLON
                                        Mellon Institutional Funds

                               ONE BOSTON PLACE
                             BOSTON, MA 02108-4408
                                 800.221.4795
                       WWW.MELLONINSTITUTIONALFUNDS.COM

                                                         Investment Company Act
                                                         file number (811-4813)

Group of Global Fixed Income Funds     28

                                                      [Logo]
                                                      Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds




Prospectus
--------------------------------------------------------------------------------
May 1, 2006




                    Standish Mellon Opportunistic High Yield Fund




                    The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

Risk/Return Summary ...............................................     3
    Who may want to invest ........................................     3
    Mutual fund risks .............................................     3
    Opportunistic High Yield Fund .................................     4

The Fund's Investments and Related Risks ..........................     6
    Principal investments .........................................     6
    Additional investment policies ................................     6

The Investment Adviser ............................................     8
    About Standish Mellon .........................................     8
    Fund managers .................................................     9
    Advisory services and fees ....................................     9

Investment and Account Information ................................    10
    How to purchase shares ........................................    10
    How to exchange shares ........................................    11
    How to redeem shares ..........................................    11
    Redemption fee ................................................    12
    Transaction and account policies ..............................    13
    Household delivery of fund documents ..........................    13
    Valuation of shares ...........................................    13
    Dividends and distributions ...................................    13

Fund Details ......................................................    14
    Tools used to combat short-term trading and excessive
    exchange activity .............................................    14
    Taxes .........................................................    15
    The fund's service providers ..................................    15

Financial highlights ..............................................    16

For More Information ..............................................    20

Standish Mellon Opportunistic High Yield Fund

Risk/Return Summary
--------------------------------------------------------------------------------

Standish Mellon Asset Management Company LLC (Standish Mellon) manages the fund. Standish Mellon believes that discovering pockets of inefficiency is the key to adding value to fixed income investments. Standish Mellon focuses on identifying undervalued sectors and securities and de-emphasizes the use of interest rate forecasting. Standish Mellon looks for fixed income securities with the most potential for added value, such as those with unique structural characteristics or innovative features and the potential for credit upgrades.
--------------------------------------------------------------------------------

Standish Mellon currently manages more than $142 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2005.

Who may want to invest


The Opportunistic High Yield Fund may be appropriate for investors:

o    Looking to diversify a fixed income portfolio with a high level of income.

o Willing to tolerate fluctuations in bond prices due to interest rate changes.

o Looking for higher returns than an investment grade bond fund and are willing to tolerate greater volatility and risk.
--------------------------------------------------------------------------------

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A description of the fund begins on the next page and includes more information about the fund's key investments and strategies, principal risk factors, past performance and expenses.

                                   Standish Mellon Opportunistic High Yield Fund

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Opportunistic High Yield Fund
--------------------------------------------------------------------------------

    Investment objective      To maximize total return, consistent with preserving principal, primarily through the generation of current income and, to a lesser extent, capital appreciation.
                              ------------------------------------------------------------------------------------
     Key investments and      The fund invests, under normal circumstances, at least 80% of net assets in
              strategies      below investment grade fixed income securities. The fund also invests, under normal circumstances, at least 95% of assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as convertible bonds, bank loans, preferred stocks and tax-exempt bonds. All of the fund's assets are U.S. dollar denominated. The fund may also invest in futures contracts and options in an attempt to manage portfolio risks and enhance returns.
                              ------------------------------------------------------------------------------------
          Credit quality      The fund invests primarily in below investment grade securities with an emphasis on those issues that appear likely to be upgraded. Many of these securities have higher yields and offer a higher level of current income than U.S. government bonds but at heightened levels of risk. As a result, the fund seeks to realize substantial capital appreciation from these securities over time. All securities must be rated B-/B3 or higher at time of purchase.
                              ------------------------------------------------------------------------------------
        Targeted average      In the range of BB+/Ba1 to B/B2.
portfolio credit quality
                              ------------------------------------------------------------------------------------
         How investments      The adviser focuses on identifying undervalued sectors and securities, and
            are selected      minimizes the use of interest rate anticipation strategies. The adviser achieves this by selecting securities for the fund's portfolio by:
                              o    Employing top down quantitative and macro-economic analysis to allocate assets to undervalued industries to seek to maximize investment returns.
                              o    Using fundamental analysis to identify those securities with the most potential for capital appreciation, such as those that offer favorable relative value and the best opportunity for credit upgrade.
                              o    Targeting individual issues that are rated in the BB and B rating categories.
                              o    Focusing on securities in areas of the yield curve that offer the most favorable risk/return characteristics.
                              ------------------------------------------------------------------------------------
      Principal risks of      Investors could lose money on their investments in the fund or the fund could
   investing in the fund      under perform other possible investments if any of the following occurs:
                              o    Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.
                              o    The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.
                              o    When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                              o    When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
                              o    The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.
                              o    Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S.
                                   issuers. These risks are more severe for securities of issuers in emerging market countries.
                              o    During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures contracts or closing out its position at a price which the adviser believes would be advantageous to the fund.
                              ------------------------------------------------------------------------------------
   Other principal risks      There is a greater risk that the fund will lose money because it invests primarily in high yield securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

                              The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than other funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.

Standish Mellon Opportunistic High Yield Fund

--------------------------------------------------------------------------------

            Total return      The bar chart and total return table indicate the risks of investing in the
             performance      fund. The bar chart shows changes in the Total return performance performance of the fund for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Opportunistic High Yield Fund

2002                    6.07%
2003                   21.77%
2004                   10.85%
2005                    3.55%


Quarterly returns:

Highest: 7.93% in 2nd quarter 2003
Lowest: -2.24% in 2nd quarter 2002


Average annual total returns for selected periods ended December 31, 2005

---------------------------------------------------------------------------------------------
                                                                 Life of        Inception
                                                1 Year             Fund            Date
---------------------------------------------------------------------------------------------
Opportunistic High Yield Fund                                                     4/2/01
Return Before Taxes                              3.55%             8.07%
Return After Taxes on Distributions*             0.94%             3.72%
Return After Taxes on Distributions
and Sale of Shares*                              2.28%             4.15%
Merrill Lynch High Yield
Constrained Index**                              2.78%             7.85%
Merrill Lynch High Yield Master II
Index**                                          2.74%             7.57%
(Index returns reflect no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Merrill Lynch Master II High Yield ("ML Master II") Index is an unmanaged market value-weighted index of all domestic and Yankee high yield bonds. Effective July 1, 2005, the fund changed its benchmark from the ML Master II Index to the Merrill Lynch High Yield Constrained ("ML Constrained") Index because the adviser believes the ML Constrained Index is more consistent with the diversification limitations of the fund. The ML Constrained Index is comprised of all of the bonds held in the ML Master II Index, but this index caps single issuer exposure to 2% of the index.


Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                   Opportunistic
                                                       High
Based on fiscal year ended 12/31/05                 Yield Fund
Shareholder fees                                        None
(fees paid directly from your investment)
Redemption fee(1)                                       2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)

  Management fees                                       0.40%

  Distribution (12b-1) fees                             None

  Other expenses                                        0.80%

  Total annual fund operating expenses                  1.20%
------------------------------------------------

(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 7 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because Standish Mellon has agreed to cap Opportunistic High Yield Fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

  Management fees                            0.00%
  Other expenses                             0.10%
  Total annual fund operating expenses       0.10%

This cap may be changed or eliminated at any time.


Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    You redeem at the end of each period;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                    After      After       After       After
                                   1 Year     3 Years     5 Years     10 Years
Opportunistic High Yield Fund       $122        $381        $660       $1,455

                                   Standish Mellon Opportunistic High Yield Fund

The Fund's Investments and Related Risks
--------------------------------------------------------------------------------

Additional information about the fund's principal investments

Fixed income investments Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

The fund may invest in a wide range of fixed income securities.

The fund is allowed to invest in bank loans, loan assignments and participations. Bank loans are privately negotiated loans issued by one or more banks or other types of financial institutions to a foreign company or government. The fund's investment in these loans may be in the form of participations and assignments. In a participation, the fund acquires the right to receive a portion of the amount repaid by the borrower. In an assignment, the fund acquires direct rights against the borrower for a portion of the loan. Investments in bank loans, participations and assignments involve special risks, including a lack of liquidity and the risk that the borrower and the lender may default on their obligations.


Additional investment policies

Credit quality Securities are considered below investment grade if they are rated below the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Each rating category includes plus or minus ratings within that category.

The Opportunistic High Yield Fund may only purchase securities rated B-/B3 or higher. If unrated, the Standish Mellon internal rating must be B-/B3 or higher at time of purchase.

If a security receives "split" (different) ratings from multiple rating organizations, the Opportunistic High Yield Fund will treat the security as being rated in the higher rating category. The fund's credit quality restrictions are applied at the time of purchase. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.


Standish Mellon Opportunistic High Yield Fund

--------------------------------------------------------------------------------

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. If the fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts The fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates.

o    As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of the fund's portfolio.

o    To enhance the fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. Certain derivatives may be less liquid and more difficult to value. In addition, some derivatives involve the risk of loss if the party that issued the derivative defaults on its obligation.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make the fund's portfolio less liquid and harder to value, especially in volatile markets.

Securities lending The fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by the fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by the fund will not exceed 33 1/3% of the value of the fund's total assets. The fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

Investment objective The fund's investment objective may be changed by the fund's trustees without shareholder approval. However, the fund's key investment strategy of investing at least 80% of net assets in particular types of securities may not be changed unless the fund provides 60 days advance notice to its shareholders.

                                   Standish Mellon Opportunistic High Yield Fund

The Investment Adviser
--------------------------------------------------------------------------------

Standish Mellon offers a broad array of investment services that include management of domestic and international fixed income portfolios.

About Standish Mellon

Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $142 billion in assets for institutional and individual investors in the U.S. and abroad as of December 31, 2005. Standish Mellon is the adviser to the fund.

Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $4.5 trillion of assets under management, administration or custody, including approximately $766 billion under management as of December 31, 2005. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to seek to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by its portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon believes it has built a powerful internal network of overlapping resources.


                               Investment Adviser


                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4408


Standish Mellon Opportunistic High Yield Fund

Fund managers

-----------------------------------------------------------------------------------------------------------------
Fund                                Fund managers        Positions during past five years
-----------------------------------------------------------------------------------------------------------------
Opportunistic High Yield Fund      Jonathan M. Uhrig     Senior Vice President, Jonathan is a high yield
                                                         strategist, the head of high yield trading and
                                                         portfolio manager with the firm's fixed income group.

                                   John R. McNichols     Senior Vice President, John is the Director of credit
                                                         research and investment and a portfolio manager
                                                         with the firm's fixed income group.
-----------------------------------------------------------------------------------------------------------------


The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership, if any, in the shares of the funds they manage.


Advisory services and fees

Standish Mellon provides the fund with portfolio management and investment research services. The adviser places orders to buy and sell the fund's portfolio securities and manages the fund's business affairs. For the year ended December 31, 2005, the adviser was entitled to an advisory fee for these services as set forth below. However, the adviser has agreed to limit the fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  Annual Advisory Fee Rates
                                        (as a percentage of the fund's average net assets)
Fund                                             Actual*     Contractual advisory fee**         Current expense limitation**
----------------------------------------------------------------------------------------------------------------------------
Opportunistic High Yield Fund                      0.00%             0.40%                                  0.10%
----------------------------------------------------------------------------------------------------------------------------

* For fiscal year ended December 31, 2005
** Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, this indicates that the cap was triggered and advisory fees were waived by Standish Mellon.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the fund's advisory agreement is available in the fund's annual report for the period ended December 31, 2005.

                               Investment Adviser


                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4408

                                   Standish Mellon Opportunistic High Yield Fund

Investment and Account Information
--------------------------------------------------------------------------------


       How to purchase        Minimum initial investment: $100,000
                shares
                              Minimum subsequent investment: $5,000

                              Only existing Standish Mellon clients are eligible to invest in the
                              Opportunistic High Yield Fund. Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of
                              Standish Mellon, its affiliates and their immediate families.

                              All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

                              Good form means that you have provided the following information with your request: Name of fund; account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request. Good form also means there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.
              By check        --------------------------------------------------------------------------------
    Opening an account        o    Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.

  Adding to an account        o    Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

                              o    Payment must be made in U.S. dollars and drawn on a U.S. bank. The fund does not accept third-party checks, travelers' checks, credit card checks or money orders.
               By wire        --------------------------------------------------------------------------------
    Opening an account        o    Send the completed original account application to the distributor.

                              o    Call the distributor to obtain an account number.

                              o    Instruct your bank to wire the purchase amount to Mellon Bank, N.A.
                                   (see below).

  Adding to an account        o    Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A.
                                   (see below).
                By fax        --------------------------------------------------------------------------------
    Opening an account        o    Fax the completed account application to 781-796-2864.

                              o    Mail the original account application to the distributor.

                              o    Follow the instructions for opening an account by wire.

  Adding to an account        o    Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of the request.

                              o    Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A.
   Through a financial
          intermediary        --------------------------------------------------------------------------------
     Opening or adding        o    Contact your financial intermediary. Financial intermediaries acting on an
         to an account             investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.
                              --------------------------------------------------------------------------------

                              The distributor's address is:           Wire instructions:

                              Mellon Funds Distributor, L.P.          Mellon Bank, N.A.
                              P.O. Box 8585                           Boston, MA
                              Boston, Massachusetts 02266-8585        ABA#: 011 001 234
                              Tel: 1-800-221-4795                     Account #: 56-5849
                              Fax: 781-796-2864                       Fund name:
                              Email: mifunds@mellon.com               Investor account #:

Standish Mellon Opportunistic High Yield Fund

--------------------------------------------------------------------------------------------------------------
       How to exchange        You may exchange shares of a fund for shares of any other fund in the Mellon
                shares        Institutional Funds family of funds, if the registration of both accounts is identical. Shares exchanged within 30 days of purchase (7 days for the
                              Intermediate Tax Exempt Bond, Enhanced Yield, and Opportunistic High Yield
                              Funds) may be subject to a redemption fee. See page 12 for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege affecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Standish Mellon may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive 12-month period. Multiple exchanges out of the same fund that occur in the same day will be considered one exchange. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

                              Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.
               By mail        --------------------------------------------------------------------------------
                              o    Send a letter of instruction to the distributor signed by each registered account owner.

                              o    Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                              o    Provide both account numbers.

                              o    Signature guarantees may be required (see below).
          By telephone        --------------------------------------------------------------------------------
                              o    If the account has telephone privileges, call the distributor.

                              o    Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                              o    Provide both account numbers.

                              o    The distributor may ask for identification and all telephone transactions may be recorded.
  How to redeem shares        --------------------------------------------------------------------------------
                              All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. The fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond, Enhanced Yield, and
                              Opportunistic High Yield Funds) may be subject to a redemption fee. See page 12 for more information.
               By mail        --------------------------------------------------------------------------------
                              o    Send a letter of instruction to the distributor signed by each registered account owner.

                              o    State the name of the fund and number of shares or dollar amount to be sold.

                              o    Provide the account number.

                              o    Signature guarantees may be required (see below).

                              o    If the account has telephone privileges, call the distributor.

          By telephone        --------------------------------------------------------------------------------
     For check or wire        o    Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

                              o    The distributor may ask for identification and all telephone transactions may be recorded.
                By fax        --------------------------------------------------------------------------------
                              o    Fax the request to the distributor at 781-796-2864.

                              o    Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                              o    Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
   Through a financial        --------------------------------------------------------------------------------
          intermediary        o    Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

                                   Standish Mellon Opportunistic High Yield Fund

Investment and Account Information
--------------------------------------------------------------------------------


        Redemption fee        Short-term trading and excessive exchange activity in Institutcertain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Each fund in the Mellon ional Funds family of funds imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 calendar days (7 calendar days for the Intermediate Tax Exempt Bond,
                              Enhanced Yield and Opportunistic High Yield Funds). The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

                              The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

                              Certain retirement account activity:

                              o    Shares redeemed as a result of a retirement plan sponsor decision (e.g.
                                   retirement plan-wide re-allocations or termination).

                              o    Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                              o    Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders ("QDROs").

                              Non-shareholder directed activity:

                              o    Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

                              Other activity:

                              o    Redemptions of $2,500 or less.

                              o    Rollovers, transfers and changes of account registration within a fund
                                   (provided the monies do not leave the fund), and redemptions in kind.

                              o    Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief
                                   Compliance Officer.

                              The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy.

                              While the funds seek to apply its redemption fee policy to all accounts, a fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries ("Omnibus Accounts") because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the Mellon Institutional Funds' redemption fee policy.

Standish Mellon Opportunistic High Yield Fund

--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of the fund (which generally will be a taxable event). The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. The fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o    members of the STAMP program or the Exchange's Medallion Signature Program

o    a broker or securities dealer

o    a federal savings, cooperative or other type of bank

o    a savings and loan or other thrift institution

o    a credit union

o    a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.


Household delivery of fund documents

With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

The fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 10. The fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange
(NYSE) - generally at 4:00 p.m., New York time - on each day the NYSE is open. The fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the fund accelerates calculation of NAV and transaction deadlines to that time.

The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), the fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.


Dividends and distributions

The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and distributes dividends from net investment income quarterly. The fund declares and distributes net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Substantially all of a fund's distributions will be from net investment income.

                                   Standish Mellon Opportunistic High Yield Fund

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o    trade activity monitoring;
o    exchange guidelines;
o    redemption fee on certain trades in certain funds; and
o    use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information - How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information - How to exchange shares" for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond, Enhanced Yield, and Opportunistic High Yield Funds). See "Investment and Account Information - Redemption Fee" for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds' net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information - Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.


Standish Mellon Opportunistic High Yield Fund

--------------------------------------------------------------------------------

Taxes

-----------------------------------------------------------------------------------------------------------------
   Transactions                                  U.S. Federal Income Tax Status
-----------------------------------------------------------------------------------------------------------------
   Sales or exchanges of shares                  Usually capital gain or loss. Tax rate depends on how long shares are held.

   Distributions of long-term capital gain       Taxable as long-term capital gain.

   Distributions of short-term capital gain      Taxable as ordinary income.

   Dividends from net investment income          Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% U.S.
                                                 Federal tax rate if so designated by a fund and certain other conditions are met by the fund and the shareholder, including holding period requirements. Most dividends from net investment income are expected to be taxable as ordinary income.
-----------------------------------------------------------------------------------------------------------------

Every January, the fund provides information to its shareholders about the fund's dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the fund with a correct taxpayer identification number and required certification may be subject to a 28% federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

--------------------------------------------------------------------------------
                          The fund's service providers


       Principal Underwriter                Independent Registered Public Accounting Firm
  Mellon Funds Distributor, L.P.                     PricewaterhouseCoopers LLP

   Custodian and Fund Accountant                            Legal Counsel
         Mellon Bank, N.A.                    Wilmer Cutler Pickering Hale and Dorr LLP

          Transfer Agent
      Dreyfus Transfer, Inc.

                                   Standish Mellon Opportunistic High Yield Fund

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the fund's financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2005 and earlier was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the fund's financial statements, are included in the fund's annual report (available upon request).


Opportunistic High Yield Fund


                                                                                                                 For the Period
                                                                                                                  April 2, 2001
                                                                      Year Ended December 31,                     (commencement
                                                          -----------------------------------------------       of operations) to
                                                              2005        2004        2003        2002          December 31, 2001
                                                          ----------- ----------- ----------- -----------      ------------------
Net Asset Value, Beginning of Year                          $ 17.47     $ 17.64     $ 15.72     $ 16.36              $ 20.00
                                                            -------     -------     -------     -------              -------
From Investment Operations:
 Net investment income*(a)                                     1.21        1.38        1.36        1.41                 1.34
 Net realized and unrealized gain (loss) on investments       (0.61)       0.47        1.97       (0.46)               (1.93)
                                                            -------     -------     -------     -------              -------
Total from investment operations                               0.60        1.85        3.33        0.95                (0.59)
                                                            -------     -------     -------     -------              -------
Less Distributions to Shareholders:
 From net investment income                                   (1.26)      (2.02)      (1.41)      (1.58)               (2.98)
 From tax return of capital                                      --          --          --       (0.01)               (0.07)
                                                            -------     -------     -------     -------              -------
Total distributions to shareholders                           (1.26)      (2.02)      (1.41)      (1.59)               (3.05)
                                                            -------     -------     -------     -------              -------
Net Asset Value, End of Year                                $ 16.81     $ 17.47     $ 17.64     $ 15.72              $ 16.36
                                                            =======     =======     =======     =======              =======
Total Return(b)                                                3.55%      10.85%      21.77%       6.07%               (2.91)%(c)
Ratios/Supplemental Data:
 Expenses (to average daily net assets)*                       0.10%       0.10%       0.10%       0.10%                0.10%(d)
 Net Investment Income (to average daily net assets)*          7.03%       7.57%       8.00%       8.78%                9.46%(d)
 Portfolio Turnover                                              42%         36%        133%        121%                 191%(c)
 Net Assets, End of Year (000's omitted)                    $19,857     $17,854     $41,843     $39,032              $46,193
-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
  Net investment income per share(a)                        $  1.02     $  1.25     $  1.22     $  1.31              $  1.28
  Ratios (to average daily net assets):
    Expenses                                                   1.20%       0.83%       0.91%       0.73%                0.54%(d)
    Net investment income                                      5.93%       6.84%       7.19%       8.15%                9.02%(d)

(a)  Calculated based on average shares outstanding.

(b) Total return would have been lower in the absence of fee waivers and expense limitations.

(c)  Not annualized.

(d)  Computed on an annualized basis.


Standish Mellon Opportunistic High Yield Fund

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                                       17

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                                       18

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                                       19

For More
Information
--------------------------------------------------------------------------------

For investors who want more information about Standish Mellon Opportunistic High Yield Fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders, as well as the fund's quarterly reports filed with the Securities and Exchange Commission. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Standish Mellon Asset Management Company LLC is an investment counseling firm that manages assets for institutional investors and high net worth individuals as well as mutual funds. Standish Mellon offers a broad array of investment services that includes management of domestic and international fixed income portfolios.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 1.800.221.4795

Email:
mifunds@mellon.com

Internet:
http://
www.melloninstitutionalfunds.com

Investors can review the fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.551.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o    Free from the Commission's Internet website at http://www.sec.gov


                                  [Logo] Mellon
                           --------------------------
                           Mellon Institutional Funds


                                ONE BOSTON PLACE

                              BOSTON, MA 02108-4408

                                  800.221.4795

                        WWW.MELLONINSTITUTIONALFUNDS.COM

                                                          Investment Company Act
                                                          file number (811-4813)

Standish Mellon Opportunistic High Yield Fund

                                                      [Logo]
                                                      Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds










Prospectus
--------------------------------------------------------------------------------
May 1, 2006

                        Standish Mellon Crossover Bond Fund










The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

Risk/Return Summary ..................................................     3
    Who may want to invest ...........................................     3
    Mutual fund risks ................................................     3
    Crossover Bond Fund ..............................................     4
The Fund's Investments and Related Risks .............................     6
    Principal investments ............................................     6
    Additional investment policies ...................................     6
The Investment Adviser ...............................................     8
    About Standish Mellon ............................................     8
    Fund manager .....................................................     9
    Advisory services and fees .......................................    10
Investment and Account Information ...................................    11
    How to purchase shares ...........................................    11
    How to exchange shares ...........................................    12
    How to redeem shares .............................................    12
    Redemption fee ...................................................    13
    Transaction and account policies .................................    14
    Household delivery of fund documents .............................    14
    Valuation of shares ..............................................    14
    Dividends and distributions ......................................    14
Fund Details ............................................ .............   15
    Tools used to combat short-term trading and excessive
    exchange activity ................................................    15
    Taxes ............................................................    16
    The fund's service providers .....................................    16
For More Information .................................... .............   20

Crossover Bond Fund

Risk/Return Summary
--------------------------------------------------------------------------------

Standish Mellon Asset Management Company LLC (Standish Mellon) manages the fund. Standish Mellon believes that discovering pockets of inefficiency is the key to adding value to fixed income investments. Standish Mellon focuses on identifying undervalued sectors and securities and de-emphasizes the use of interest rate forecasting. Standish Mellon looks for fixed income securities with the most potential for added value, such as those with unique structural characteristics and the potential for credit upgrade.

Standish Mellon manages more than $142 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2005.


Who may want to invest


Crossover Bond Fund may be appropriate for investors:

o    Looking to diversify a fixed income portfolio with a high level of income.

o Willing to tolerate fluctuations in bond prices due to interest rate changes.

o Looking for higher returns than an investment grade bond fund and are willing to tolerate greater volatility and risk.

A description of the fund begins on the next page and includes more information about the fund's key investments and strategies, principal risk factors, past performance and expenses.


Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                             Crossover Bond Fund

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Crossover Bond Fund
--------------------------------------------------------------------------------

    Investment objective     To maximize total return, consistent with preserving principal, primarily through the generation of current income and capital appreciation.
                             ------------------------------------------------------------------------------------
     Key investments and     The fund invests, under normal circumstances, at least 80% of net assets in
              strategies     fixed income securities. The fund also invests, under normal circumstances, at least 95% of assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as preferred stocks, convertible bonds and tax-exempt bonds. All of the fund's assets are U.S. dollar denominated. The fund may also invest in futures contracts and options in an attempt to manage portfolio risks and enhance returns.
                             ------------------------------------------------------------------------------------
          Credit quality     The fund invests primarily in below investment grade securities with an emphasis on those issues that appear likely to be upgraded. Many of these securities have higher yields and offer a higher level of current income than U.S. government bonds but at heightened levels of risk. As a result, the fund seeks to realize substantial capital appreciation from these securities over time. All securities must be rated BB-/Ba3 or higher at the time of purchase.
                             ------------------------------------------------------------------------------------
        Targeted average     In the range of BB+/Ba1 to BB-/Ba3.
portfolio credit quality
                             ------------------------------------------------------------------------------------
                Maturity     The fund generally will maintain an average dollar-weighted effective maturity of 5 to 13 years but may invest in individual securities of any maturity.
                             ------------------------------------------------------------------------------------
         How investments     The adviser focuses on identifying undervalued sectors and securities, and
            are selected     minimizes the use of interest rate anticipation strategies. The adviser selects securities for the fund's portfolio by:
                             o    Employing top down quantitative and macro-economic analysis to allocate assets to undervalued industries to seek to maximize investment returns.
                             o    Using fundamental analysis to identify those securities with the most potential for capital appreciation, such as those that offer favorable relative value and the best opportunity for credit upgrade.
                             o    Targeting individual issues that are rated in the BB rating category.
                             o    Focusing on securities in areas of the yield curve that offer the most favorable risk/return characteristics.
                             ------------------------------------------------------------------------------------
      Principal risks of     Investors could lose money on their investments in the fund or the fund could
   investing in the fund     under perform other possible investments if any of the following occurs:
                             o    Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.
                             o    The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.
                             o    When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                             o    When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
                             o    The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.
                             o    Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S.
                                  issuers.
                             o    During periods of extreme interest rate volatility, the fund has difficulty closing out its position in interest rate futures contracts or closing out its position at a price which the adviser believes would be advantageous to the fund.
                             ------------------------------------------------------------------------------------
 Other principal risks       There is a greater risk that the fund will lose money because it invests primarily in high yield securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

                             The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than other funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.

Crossover Bond Fund

--------------------------------------------------------------------------------

Total return performance

Because the fund had not commenced operations during 2005, it does not yet have a complete calendar year of performance history which can be shown in a bar chart or average annual total return table.

--------------------------------------------------------------------------------

Fees and expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                                Crossover
                                                                Bond Fund
Shareholder fees                                                   None
(fees paid directly from your investment)
Redemption fee(1)                                                  2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                               0.40%
     Distribution (12b-1) fees                                     None
     Other expenses(3)                                             0.20%
     Total annual fund operating expenses                          0.60%
--------------------------------------------------------------------------------

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.
(2) Because Standish Mellon has agreed to cap the fund's operating expenses, the fund's expenses (after taking into account the current expense limitations) are estimated to be:

  Management fees                                                  0.00%
  Other expenses                                                   0.10%
  Total annual fund operating expenses                             0.10%

This cap may be changed or eliminated at any time.
(3)Estimated for current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in the fund for the time periods indicated;

o    You redeem at the end of each period;

o    Your investment has a 5% return each year; and

o    The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           After       After        After        After
                          1 Year      3 Years      5 Years      10 Years
Crossover Bond Fund         $61         $192         $335         $750

                                                             Crossover Bond Fund

The Fund's Investments and Related Risks
--------------------------------------------------------------------------------

Additional information about the fund's principal investments

The fund may invest in a wide range of fixed income securities.

Fixed income investments. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, interest rate futures contracts, and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may use mortgage dollar rolls to finance the purchase of additional investments. In a mortgage dollar roll transaction, a fund sells a mortgage-backed security to a financial institution and agrees to repurchase a similar mortgage-backed security at a later date at a price that is agreed upon at the time of the sale. The fund will earn income by investing the proceeds from the sale in short-term securities. Dollar rolls expose a fund to the risk that the return generated by the short-term investments is lower than the financing cost of the fund's obligations to repurchase similar securities at the agreed upon date.


Additional investment policies

Credit quality. Securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Securities are high grade if rated in one of the three highest long-term investment grade rating categories, or have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality. Each rating category includes plus and minus ratings within that category.

The Crossover Bond Fund may only purchase securities rated BB-/Ba3 or higher. If unrated, the Standish Mellon internal rating must be BB-/Ba3 or higher at time of purchase.

If a security receives "split" (different) ratings from multiple rating organizations, the fund will treat the security as being rated in the higher rating category. The fund's credit quality restrictions are applied at the time of purchase of a security. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.

Defensive investing. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Crossover Bond Fund

--------------------------------------------------------------------------------

Derivative contracts. The fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for a fund caused by changing interest rates.

o    As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of a fund's portfolio.

o    To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. Certain derivatives may be less liquid and more difficult to value. In addition, some derivatives involve the risk of loss if the party that issued the derivative defaults on its obligation.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Securities lending. The fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by a fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 33 1/3% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover. The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Portfolio holdings. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

Investment objective. The fund's investment objective may be changed by the fund's trustees without shareholder approval. The fund's key investment strategy of investing at least 80% of net assets in a particular type of security may not be changed unless the fund provides 60 days advance notice to its shareholders.

                                                             Crossover Bond Fund

The Investment Adviser
--------------------------------------------------------------------------------

Standish Mellon offers a broad array of investment services that include management of domestic and international fixed income portfolios.

About Standish Mellon

Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $142 billion in assets for institutional and individual investors in the U.S. and abroad as of December 31, 2005. Standish Mellon is the adviser to each fund.

Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $4.5 trillion of assets under management, administration or custody, including approximately $766 billion under management as of December 31, 2005. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to seek to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by our portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon believes it has built a powerful internal network of overlapping resources.

                               Investment Adviser


                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4408

Crossover Bond Fund

--------------------------------------------------------------------------------

Fund manager

-----------------------------------------------------------------------------------------------------------------
Fund                    Fund managers         Positions during past five years
Crossover Bond Fund     Jonathan M. Uhrig     Jonathan is a high yield strategist, the head of high yield trading and portfolio manager within the firm's fixed income group.
-----------------------------------------------------------------------------------------------------------------

The Statement of Additional Information includes additional information about this portfolio manager, including information about his compensation, accounts he manages other than the fund and his ownership, if any, in the shares of the fund he manages.

                                                             Crossover Bond Fund

The Investment Adviser
--------------------------------------------------------------------------------

Advisory services and fees

Standish Mellon provides the fund with portfolio management and investment research services. The adviser places orders to buy and sell the fund's portfolio securities and manages the fund's business affairs. For the year ended December 31, 2005, the adviser was entitled to an advisory fee for these services as set forth in the table below. The adviser agreed to limit certain funds' total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.

--------------------------------------------------------------------------------------------------------------------
                                Annual Advisory Fee Rates (as a percentage of the fund's average net assets)
Fund                     Actual advisory fee paid        Contractual advisory fee*     Current expense limitation*
--------------------------------------------------------------------------------------------------------------------
Crossover Bond Fund**              N/A                              0.40%                        0.10%
--------------------------------------------------------------------------------------------------------------------

*Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate set forth above is less than the contractual advisory fee rate, this indicates that the cap was triggered and advisory fees were waived by Standish Mellon.
**The Crossover Bond Fund had not commenced operations by December 31, 2005.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the fund's advisory agreement is available in the fund's annual report for the period ended December 31, 2005.

Crossover Bond Fund

Investment and Account Information
--------------------------------------------------------------------------------


       How to purchase    Minimum initial investment: $100,000
                shares
                          Minimum subsequent investment: $5,000

                          Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon, its affiliates and their immediate families.

                          All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

             Good form    Good form means that you have provided the following information with your request: name of fund; account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request. Good form also means that there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.
              By check    ------------------------------------------------------------------------------------
    Opening an account    o    Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.

  Adding to an account    o    Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

                          o    Payment must be made in U.S. dollars and drawn on a U.S. bank. The fund does not accept third-party checks, travelers' checks, credit card checks or money orders.
               By wire    ------------------------------------------------------------------------------------
    Opening an account    o    Send the completed original account application to the distributor.

                          o    Call the distributor to obtain an account number.

                          o    Instruct your bank to wire the purchase amount to Mellon Bank, N.A.
                               (see below).

  Adding to an account    o    Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A. (see below).
                By fax    ------------------------------------------------------------------------------------
    Opening an account    o    Fax the completed account application to 781-796-2864.

                          o    Mail the original account application to the distributor.

                          o    Follow the instructions for opening an account by wire.

  Adding to an account    o    Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of the request.

                          o    Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A.
   Through a financial    ------------------------------------------------------------------------------------
          intermediary    o    Contact your financial intermediary. Financial intermediaries acting on an
     Opening or adding         investor's behalf are responsible for transmitting orders to the distributor
         to an account         or its agent by the specified deadline.
                          ------------------------------------------------------------------------------------

                          The distributor's address is:          Wire instructions:

                          Mellon Funds Distributor, L.P.         Mellon Bank, N.A.
                          P.O. Box 8585                          Boston, MA
                          Boston, Massachusetts 02266-8585       ABA#: 011 001 234
                          Tel: 1-800-221-4795                    Account #: 56-5849
                          Fax: 781-796-2864                      Fund name:
                          Email: mifunds@mellon.com              Investor account #:

                                                             Crossover Bond Fund

Investment and Account Information
--------------------------------------------------------------------------------

       How to exchange    You may exchange shares of a fund for shares of any other fund in the Mellon
                shares    Institutional Funds family of funds, if the registration of both accounts is identical. Shares exchanged within 30 days of purchase (7 days for the
                          Intermediate Tax Exempt Bond, Enhanced Yield, and Opportunistic High Yield
                          Funds) may be subject to a redemption fee. See page 13 for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege affecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Standish Mellon may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive 12-month period. Multiple exchanges out of the same fund that occur in the same day will be considered one exchange. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

                          Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.
               By mail    -----------------------------------------------------------------------------------

                          o    Send a letter of instruction to the distributor signed by each registered account owner.

                          o    Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                          o    Provide both account numbers.

                          o    Signature guarantees may be required (see below).

          By telephone    -----------------------------------------------------------------------------------

                          o    If the account has telephone privileges, call the distributor.

                          o    Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                          o    Provide both account numbers.

                          o    The distributor may ask for identification and all telephone transactions may be recorded.
  How to redeem shares    -----------------------------------------------------------------------------------
                          All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond, Enhanced Yield, and Opportunistic High Yield Funds) may be subject to a redemption fee. See page 13 for more information.
               By mail    -----------------------------------------------------------------------------------

                          o    Send a letter of instruction to the distributor signed by each registered account owner.

                          o    State the name of the fund and number of shares or dollar amount to be sold.

                          o    Provide the account number.

                          o    Signature guarantees may be required (see below).
          By telephone    -----------------------------------------------------------------------------------

                          o    If the account has telephone privileges, call the distributor.

    For check or wire     o    Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

                          o    The distributor may ask for identification and all telephone transactions may be recorded.
                By fax    -----------------------------------------------------------------------------------

                          o    Fax the request to the distributor at 781-796-2864.

                          o    Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                          o    Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
   Through a financial    -----------------------------------------------------------------------------------
          intermediary    o    Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.
                          -----------------------------------------------------------------------------------

Crossover Bond Fund

--------------------------------------------------------------------------------


    Redemption fee    Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Each fund in the Mellon Institutional Funds family of funds imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 calendar days (7 calendar days for the Intermediate Tax Exempt Bond,
                      Enhanced Yield and Opportunistic High Yield Funds). The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

                      The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

                      Certain Retirement Account Activity:

                      o    Shares redeemed as a result of a retirement plan sponsor decision
                           (e.g. retirement plan-wide re-allocations or termination).

                      o    Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                      o    Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders ("QDROs").

                      Non-shareholder Directed Activity:

                      o    Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

                      Other Activity:

                      o    Redemptions of $2,500 or less.

                      o    Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.

                      o    Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's
                           Chief Compliance Officer.

                      The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy.

                      While the funds seek to apply its redemption fee policy to all accounts, a fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries ("Omnibus Accounts") because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the Mellon Institutional Funds'
                      redemption fee policy.



                                       13
                                                             Crossover Bond Fund

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of the fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. The fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o    members of the STAMP program or the Exchange's Medallion Signature Program

o    a broker or securities dealer

o    a federal savings, cooperative or other type of bank

o    a savings and loan or other thrift institution

o    a credit union

o    a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.


Household delivery of fund documents
With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares
The fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 11. The fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange
(NYSE) -- generally at 4:00 p.m., New York time -- on each day the NYSE is open. The fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), the fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Dividends and distributions

The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and distributes dividends from net investment income quarterly. All funds declare and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Substantially all of a fund's distributions will be from net investment income.

                                       14
Crossover Bond Fund

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o    trade activity monitoring;
o    exchange guidelines;
o    redemption fee on certain trades in certain funds; and
o    use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond, and Opportunistic High Yield Funds). See "Investment and Account Information -- Redemption Fee" for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds' net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

                                                             Crossover Bond Fund

Fund Details
--------------------------------------------------------------------------------

Taxes

--------------------------------------------------------------------------------------------------------------------------
Transactions                                  U.S. Federal Income Tax Status
--------------------------------------------------------------------------------------------------------------------------
Sales or exchanges of shares                  Usually capital gain or loss. Tax rate depends on how long shares are held.

Distributions of long-term capital gain       Taxable as long-term capital gain.

Distributions of short-term capital gain      Taxable as ordinary income.

Dividends from net investment income          Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% U.S. Federal tax rate if so designated by a fund and certain other conditions are met by the fund and the shareholder, including holding period requirements. Most dividends from net investment income are expected to be taxable as ordinary income.
--------------------------------------------------------------------------------------------------------------------------

Every January, the fund provides information to its shareholders about the fund's dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the fund with a correct taxpayer identification number and required certification may be subject to a 28% federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.



--------------------------------------------------------------------------------

                          The fund's service providers

                              Principal Underwriter
                         Mellon Funds Distributor, L.P.

                          Custodian and Fund Accountant
                                Mellon Bank, N.A.

                                 Transfer Agent
                             Dreyfus Transfer, Inc.

                  Independent Registered Public Accounting Firm
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                    Wilmer Cutler Pickering Hale and Dorr LLP


                                       16
Crossover Bond Fund

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                                       17

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                                       18

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                                       19

For More
Information
--------------------------------------------------------------------------------

Standish Mellon Asset Management Company LLC is an investment counseling firm that manages assets for institutional investors and high net worth individuals as well as mutual funds. Standish Mellon offers a broad array of investment services that includes management of domestic and international fixed income portfolios.

For investors who want more information about Standish Mellon Crossover Bond Fund, the following documents are available free upon request.


Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders, as well as the fund's quarterly reports filed with the Securities and Exchange Commission. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 1.800.221.4795

Email:
mifunds@mellon.com

Internet:
http:// www.melloninstitutionalfunds.com

Investors can review the fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.551.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o    Free from the Commission's Internet website at http://www.sec.gov


                                     [Logo]
                                     MELLON
                           --------------------------
                           Mellon Institutional Funds


                                ONE BOSTON PLACE
                              BOSTON, MA 02108-4408
                                  800.221.4795
                        WWW.MELLONINSTITUTIONALFUNDS.COM

                                                         Investment Company Act
                                                         file number (811-4813)

Crossover Bond Fund

May 1, 2006

                        [LOGO] Mellon
                               --------------------------
                               Mellon Institutional Funds


                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                Mellon Institutional Group Of Fixed Income Funds
                ------------------------------------------------
                        Standish Mellon Fixed Income Fund
                   Standish Mellon Investment Grade Bond Fund
                      Standish Mellon High Yield Bond Fund
                       Standish Mellon Enhanced Yield Fund


         This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the prospectuses dated May 1, 2006, as amended and/or supplemented from time to time, of Standish Mellon Fixed Income Fund ("Fixed Income Fund"), Standish Mellon Investment Grade Bond Fund ("Investment Grade Bond Fund"), Standish Mellon High Yield Bond Fund ("High Yield Bond Fund") and Standish Mellon Enhanced Yield Fund ("Enhanced Yield Fund") (each, a "fund" and collectively, the "funds"), each a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

         The SAI should be read in conjunction with each fund's prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 2005 annual reports to shareholders, are incorporated by reference into this SAI.

                                    CONTENTS


INVESTMENT OBJECTIVES AND POLICIES.............................................3

INVESTMENT RESTRICTIONS.......................................................31

PORTFOLIO HOLDINGS DISCLOSURE.................................................37

MANAGEMENT....................................................................38

CODE OF ETHICS................................................................48

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES.................................48

PURCHASE AND REDEMPTION OF SHARES.............................................50

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS...........................51

PORTFOLIO TRANSACTIONS........................................................54

DETERMINATION OF NET ASSET VALUE..............................................56

THE FUNDS AND THEIR SHARES....................................................57

THE PORTFOLIOS AND THEIR INVESTORS............................................58

TAXATION......................................................................59

ADDITIONAL INFORMATION........................................................65

EXPERTS AND FINANCIAL STATEMENTS..............................................65

APPENDIX......................................................................66

                       INVESTMENT OBJECTIVES AND POLICIES

         The prospectuses describe the investment objective and policies of each fund. The following discussion supplements the description of each fund's investment policies in the prospectus.

         Master/Feeder Structure. Fixed Income Fund invests all of its investible assets in Standish Mellon Fixed Income Portfolio ("Fixed Income Portfolio"). High Yield Bond Fund invests all of its investible assets in Standish Mellon High Yield Bond Portfolio ("High Yield Bond Portfolio"). Enhanced Yield Fund invests all of its investible assets in Standish Mellon Enhanced Yield Portfolio ("Enhanced Yield Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"). These three funds are sometimes referred to in this SAI as the "Feeder Funds." Each Portfolio is a series of Mellon Institutional Funds Master Portfolio ("Portfolio Trust"), an open-end management investment company. Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "adviser") is the investment adviser for each Portfolio. Each Portfolio has the same investment objective and restrictions as its corresponding underlying Feeder Fund. Because each Feeder Fund invests all of its investible assets in its corresponding Portfolio, the description of each fund's investment policies, techniques, specific investments and related risks that follow also apply to the corresponding Portfolio.

         In addition to these Feeder Funds, other feeder funds may invest in the Portfolios. Information about the other feeder funds is available from Standish Mellon or the funds. The other feeder funds invest in the Portfolios on the same terms as the funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the funds, which may produce different investment results.

         There are certain risks associated with an investment in a master-feeder structure. Large-scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the feeder fund's Board of Trustees, a feeder fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund or invest directly in portfolio securities. Withdrawal of a Feeder Fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the Feeder Fund to incur expenses it would not otherwise be required to pay.

         If a fund is requested to vote on a matter affecting the Portfolio in which it invests, the fund will call a meeting of its shareholders to vote on the matter. The fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the fund's shareholders voted on the matter. The fund will vote those shares held by its shareholders who did not vote in the same proportion as those fund shareholders who did vote on the matter. A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Trustees") of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust and of the Portfolio Trust.

         Adviser. Standish Mellon is the investment adviser to the non-Feeder Funds and the Portfolios.

         Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses that may accompany the investments contemplated by the funds.

         Credit Quality. Investment grade securities are those that are rated at Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors"), or Fitch IBCA International ("Fitch") or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 by Standard & Poor's or Fitch). Each rating category includes plus and minus ratings within the category. For example, securities rated Baa+/BBB+ and Baa-/BBB- are included within the Baa/BBB rating category.

         Securities rated Baa or P-2 by Moody's or BBB, A-2 by Standard & Poor's or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high-grade securities.

         Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's or Fitch, or, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent a fund invests in medium grade or below investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

         If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category for all of the funds. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a fund is downgraded below the minimum rating required for the particular fund, the adviser will determine whether to retain that security in the fund's portfolio.

         Maturity and Duration. Each fund generally invests in securities with final maturities, average lives or interest rate reset frequencies as stated in each fund's prospectus. However, each fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon-reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, certain fixed-income securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

         Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

         Securities. The funds invest primarily in all types of fixed income securities. In addition, each fund may purchase shares of other investment companies and real estate investment trusts ("REITs"). Each fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to each fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

Fixed Income Fund

         Additional Information. On July 1, 2003, the fund changed its name from Standish Fixed Income Fund to Standish Mellon Fixed Income Fund.

Investment Grade Bond Fund

         Additional Information. On July 1, 2003, the fund changed its name from Standish Investment Grade Bond Fund to Standish Mellon Investment Grade Bond Fund. Prior to April 30, 2002, the fund's name was Standish High Grade Bond Fund. Under normal market conditions, substantially all, and at least 80%, of the fund's net assets are invested in investment grade fixed income securities. The fund may invest in Yankee bonds and other U.S. dollar denominated securities of foreign issuers.

High Yield Bond Fund

         Additional Information. On July 1, 2003, the fund changed its name from Standish High Yield Bond Fund to Standish Mellon High Yield Bond Fund and the Portfolio changed its name from Standish High Yield Bond Portfolio to Standish Mellon High Yield Bond Portfolio. The Trustees approved these name changes to better reflect the manner in which Standish Mellon manages the fund and the Portfolio. Prior to April 30, 2002, the fund's name was Standish World High Yield Fund, and the Portfolio's name was Standish World High Yield Portfolio.

Enhanced Yield Fund

         Additional Information. On May 1, 2005, the fund changed its name from Standish Mellon Short-Term Asset Reserve Fund to Enhanced Yield Fund and the Enhanced Yield Portfolio changed its name from Standish Mellon Short-Term Asset Reserve Portfolio to Standish Mellon Enhanced Yield Portfolio. On July 1, 2003, the fund changed its name from Standish Short-Term Asset Reserve Fund to Standish Mellon Short-Term Asset Reserve Fund and the Portfolio changed its name from Standish Short-Term Asset Reserve Portfolio to Standish Mellon Short-Term Asset Reserve Portfolio.

Description of Securities and Related Risks

General Risks of Investing

         The prospectuses discuss the principal risks of investing in each fund. The following discussion provides additional information on the risks associated with an investment in a fund. Each fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. Fixed Income Portfolio and

High Yield Bond Portfolio are also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section.

         Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

         Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

         Call (Prepayment) Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call or prepayment risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Specific Risks

         The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

         Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         U.S. Government Securities. Each fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")), or (d) only the credit of the agency. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future. U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently ("STRIPs").

         Foreign Securities. High Yield Bond Portfolio may invest a significant portion of its assets and Fixed Income Portfolio, Investment Grade Bond Fund, and Enhanced Yield Portfolio may each invest to a limited degree, in securities of foreign governments and companies. The Investment Grade Bond Fund is limited to U.S. dollar denominated securities of foreign issuers. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

         Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

         Investing in Emerging Markets. Although Fixed Income Portfolio and High Yield Bond Portfolio invest primarily in securities of established issuers based in developed foreign countries, each may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. Fixed Income Portfolio may invest up to 10% of its total assets in issuers located in emerging markets generally, with a limit of 3% of total assets invested in issuers located in any one emerging market. High Yield Bond Fund may invest up to 25% of its total assets in issuers located in emerging markets generally, with a limit of 5% of total assets invested in issuers located in any one emerging market. These limitations do not apply to investments denominated or quoted in the euro.

         These funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital; (ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the funds, the adviser and its affiliates and their respective clients and other service providers. The funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on each fund's performance and may adversely affect the liquidity of each fund's investments to the extent that it invests in certain emerging market countries.

         Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by the funds or limit investment by the funds to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries, and no fund is required to invest in any emerging market country.

         In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, a fund may invest only through investment funds in such emerging market countries.

         The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

         Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Securities of most emerging market companies are generally less liquid and subject to greater price volatility than securities of U.S. companies of comparable size. Some of the securities exchanges in the emerging market countries are in the earliest stages of their development.

         Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses.

         Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

         Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

         Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

         Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

         The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

         There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse affect on market prices of securities and payment of dividends.

         Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund's assets quoted in those currencies. However, under normal market conditions, High Yield Bond Portfolio will invest at least 80% of its total assets, adjusted to reflect the Portfolio's net currency exposure after giving effect to currency transactions and positions, in securities denominated in or hedged (including cross-hedged) to the U.S. dollar. No more than 10% of Fixed Income Portfolio's total assets will be invested in foreign securities not subject to hedging transactions back into U.S. dollars. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a Portfolio's securities are denominated may have a detrimental impact on the Portfolio's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. Fixed Income Portfolio and High Yield Bond Portfolio utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, forward currency exchange contracts, currency swaps and currency options. Each Portfolio's use of currency transactions may expose it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

         Below Investment Grade Fixed Income Securities. Fixed Income Portfolio and High Yield Bond Portfolio may invest up to 15% and 100%, respectively, of their total assets in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities or "junk bonds," may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

         The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

         The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than for issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not consistent with the Portfolios' fundamental analysis, may depress the prices for such securities.

         Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the Portfolios invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

         Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

         The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

         The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Portfolios' ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value. A less liquid secondary market also may make it more difficult for either Portfolio to obtain precise valuations of the high yield securities in its portfolio.

         Proposed federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

         Below investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace such security with a lower yielding security, resulting in a decreased return for investors. In addition, if High Yield Bond Portfolio experiences unexpected net redemptions of its shares, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of High Yield Bond Portfolio's portfolio and increasing the exposure of High Yield Bond Portfolio to the risks of high yield securities. High Yield Bond Portfolio and Fixed Income Portfolio may also incur additional expenses to the extent that either is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

         Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments held by each Portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

         For the fiscal year ended December 31, 2005, Fixed Income Portfolio's and High Yield Bond Portfolio's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

Fixed Income Portfolio

      Investments                                              Percentage
      -----------                                              ----------
      U.S. Governmental securities                                 16.1%
      U.S. Government Agency securities                            35.4%
      Corporate Bonds:
          Aaa or AAA                                               12.9%
          Aa or AA                                                  2.8%
          A                                                         8.7%
          Baa or BBB                                               19.5%
          Ba or BB                                                  2.7%
          B                                                         1.9%
          Below B (downgraded after initial purchase)               0.0%
                                                                  100.0%
                                                                  =====


High Yield Bond Portfolio

     Investments                                                    Percentage
     -----------                                                    ----------
     U.S. Governmental securities                                       7.7%
     U.S. Government Agency securities                                  0.0%
          Corporate Bonds:
          Aaa or AAA                                                    0.0%
          Aa or AA                                                      0.1%
          A                                                             0.5%
          Baa or BBB                                                    9.6%
          Ba or BB                                                     43.9%
          B                                                            35.5%
          Below B (downgraded after initial purchase)                   2.7%
                                                                      100.0%
                                                                      =====

         Sovereign Debt Obligations. Fixed Income Portfolio and High Yield Bond Portfolio may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Brady Bonds. Fixed Income Portfolio and High Yield Bond Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued by many governments including Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Russia and Venezuela. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.

         Obligations of Supranational Entities. Fixed Income and High Yield Bond Portfolios may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

         Eurodollar and Yankee Dollar Investments. Each fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Fixed Income, High Yield Bond and Enhanced Yield Portfolio may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S.

dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

         Mortgage-Backed Securities. Each fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a fund's exposure to rising interest rates and prevent a fund from taking advantage of such higher yields.

         GNMA securities are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. government; however, these enterprises have the ability to obtain financing from the U.S. Treasury.

         Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The funds do not intend to purchase residual interests in REMICs.

         Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a fund may fail to recoup fully its initial investment in these securities. Although the markets for SMBS and CMOs are increasingly liquid, certain SMBS and CMOs may not be readily marketable and will be considered illiquid for purposes of each fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Enhanced Yield Portfolio does not invest in SMBS.

         Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

         As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

         GNMA Certificates. The Government National Mortgage Association ("GNMA") was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA- insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

         GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages.

         Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

         GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer.

         The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

         Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

         FHLMC Participation Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").

         Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

         Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum-servicing fee. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter-term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

         FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

         A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

         A typical example of a CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

         The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The adviser might purchase a Z bond for the fund if it expected interest rates to decline.

         FNMA Securities. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

         FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates.

         Privately-Issued Mortgage Loan Pools. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

         Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. The pool size may vary.

         Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force.

         In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

         The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors. Before rating an issue, a rating agency such as Standard & Poor's or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

         Asset-Backed Securities. Each fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

         Convertible Securities. Each fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Each of Investment Grade Bond Fund and Enhanced Yield Portfolio may invest in preferred stock. Convertible debt securities and preferred stock acquired by a fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

         Warrants. Warrants acquired by either High Yield Bond Portfolio or Investment Grade Bond Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. High Yield Bond Portfolio's or Investment Grade Bond Fund's investment in warrants will not entitle either fund to receive stock dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

         Common Stocks. High Yield Bond Portfolio may invest up to 10% of its total assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

         Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. A fund may invest in investment companies whose portfolios are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange-traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

         Real Estate Investment Trusts. Each fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

         Inverse Floating Rate Securities. Each fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

         Zero Coupon and Deferred Payment Securities. Each fund may invest in zero coupons and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income-producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Structured or Hybrid Notes. Each fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, of a fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the funds' limitations on investments in illiquid securities. It is expected that not more than 5% of each fund's net assets, except for High Yield Bond Portfolio, will be at risk as a result of such investments.

         Tax-Exempt Securities. Each fund is managed without regard to potential tax consequences. If the adviser believes that tax-exempt securities will provide competitive returns, each of Fixed Income Portfolio, High Yield Bond Portfolio and Enhanced Yield Portfolio may invest up to 10% of its total assets in tax-exempt securities. Enhanced Yield Fund may invest up to 5% of its net assets in tax-exempt securities. A fund's distributions of interest earned from these investments will be taxable.

Investment Techniques and Related Risks

         Strategic Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; enter into credit default and other types of swaps; and enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures, forward currency exchange contracts (Fixed Income Portfolio and High Yield Bond Portfolio only) (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolios resulting from securities markets, or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes.

         The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A fund's activities involving Strategic Transactions may be limited in order to allow the fund to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

         Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency (Fixed Income Portfolio and High Yield Bond Portfolio only). The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options on futures and entering into futures transactions is potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

         General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

         A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell both exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will attempt to sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function securing the performance of an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor of or support for the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

         If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

         The funds, except for Enhanced Yield Portfolio, may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt (Fixed Income Portfolio and High Yield Bond Portfolio only), corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies (Fixed Income Portfolio and High Yield Bond Portfolio only) and futures contracts. Enhanced Yield Portfolio may purchase and sell call options on securities, including U.S. Treasury and agency securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in OTC markets, and on securities indices and futures contracts. All calls sold by a fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

         A fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt (Fixed Income Portfolio and High Yield Bond Portfolio only), corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. Enhanced Yield Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

         Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

         General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

         The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

         The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the CFTC which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. Each fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

         Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

         Currency Transactions. Fixed Income Portfolio and High Yield Bond Portfolio may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Fixed Income Portfolio and High Yield Bond Portfolio may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

         Fixed Income Portfolio and High Yield Bond Portfolio's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio or a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         Fixed Income Portfolio and High Yield Bond Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which Fixed Income Portfolio and High Yield Bond Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The Portfolio would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

         To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, Fixed Income Portfolio and High Yield Bond Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The U.S. dollar value of the contract would not exceed the U.S. dollar value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to Fixed Income Portfolio and High Yield Bond Portfolio the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that Fixed Income Portfolio and High Yield Bond Portfolio is engaging in proxy hedging. If Fixed Income Portfolio or High Yield Bond Portfolio enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

         Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to Fixed Income Portfolio and High Yield Bond Portfolio if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Forward Currency Exchange Contracts. Fixed Income Portfolio and High Yield Bond Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fixed Income Portfolio and High Yield Bond Portfolio primarily to protect the value of the Portfolios' foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in each Portfolio's Statement of Assets and Liabilities.

         Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts (Fixed Income Portfolio and High Yield Bond Portfolio only) and multiple interest rate transactions, structured notes and any combination of futures, options, currency (Fixed Income Portfolio and High Yield Bond Portfolio only) and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

         Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, currency (Fixed Income Portfolio and High Yield Bond Portfolio only) and index swaps and the purchase or sale of related caps, floors and collars. The funds may also purchase and sell (write) call and put options on swaps, which are also known as swaptions. The funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a fund's portfolio, protecting against currency fluctuations (the Fixed Income Portfolio and High Yield Bond Portfolio only), as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes.

         Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

         Each fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of a fund's policy regarding illiquid securities, based upon continuing review of the trading markets for the specific security. The Board of Trustees of the Portfolio Trust and the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations.

         Risks of Strategic Transactions Outside the United States. Fixed Income Portfolio and High Yield Bond Portfolio may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the ability of Fixed Income Portfolio and High Yield Bond Portfolio to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

         Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each fund will cover Strategic Transactions as required by interpretive positions of the SEC. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) liquid assets with a value sufficient to cover its potential obligations. (A fund may have to comply with other applicable regulatory requirements for Strategic Transactions.) If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional liquid assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         "When-Issued," "Delayed Delivery" and "Forward Commitment" Securities. Each fund places no limit on investments in when-issued and delayed delivery securities. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 60 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although a fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each fund may sell the securities before the settlement date if deemed advisable by the adviser.

         Unless a fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian, liquid assets with a market value at least equal to the amount of the fund's commitment. If the market value of these securities declines, additional assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund's commitment.

         Securities purchased on a "when-issued," "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued," "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

         Repurchase Agreements. Fixed Income Portfolio, Investment Grade Bond Fund and Enhanced Yield Portfolio may invest up to 5%, 25% and 25%, respectively, of net assets in repurchase agreements. High Yield Bond Portfolio places no limit on investments in repurchase agreements.

         A repurchase agreement is an agreement under which a fund acquires money market instruments (generally U.S. government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by a fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund's custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust or the Portfolio Trust, as the case may be.

         The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

         Reverse Repurchase Agreements. Enhanced Yield Portfolio may enter into reverse repurchase agreements with respect to 15% of its total assets. In a reverse repurchase agreement the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account containing liquid assets having a value not less than the repurchase price (including accrued interest) that is marked to market daily. Reverse repurchase agreements involve the risks that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to resell the securities. The SEC considers reverse repurchase agreements to be borrowings by the Portfolio under the1940 Act. The Portfolio intends to enter into reverse repurchase agreements to provide cash to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

         Forward Roll Transactions. To seek to enhance current income, each fund may invest in forward roll transactions involving mortgage-backed securities. Each fund places no limit on investments in forward roll transactions. In a forward roll transaction, a fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that a fund enters into a forward roll transaction, it will place liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

         Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a fund, the net asset value of the fund would fall faster than would otherwise be the case.

         Short Sales. Fixed Income Portfolio, Investment Grade Bond Fund and High Yield Bond Portfolio may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate liquid assets on its records or in a segregated account with the fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of net assets for Fixed Income Portfolio and Investment Grade Bond Fund and 10% of the value of total assets for High Yield Bond Portfolio.

         Loans of Portfolio Securities. Subject to its investment restrictions, each fund (or Portfolio, as the case may be), may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

         At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

         Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities, except Enhanced Yield Portfolio, which is limited to 10% of its net assets. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, certain swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under or Section 4(2) of the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

         The Board of Trustees have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

         Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

         U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

         High Yield Bond Portfolio and Enhanced Yield Portfolio may invest in commercial paper rated P-1 or P-2 by Moody's, A-1 or A-2 by Standard & Poors or Fitch or in commercial paper that is unrated. Investments in commercial paper by Fixed Income Portfolio and Investment Grade Bond Fund will be rated P-1 by Moody's or A-1 by Standard & Poors, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

         Temporary Defensive Investments. Each fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

         Portfolio Turnover. It is not the policy of any of the funds to purchase or sell securities for trading purposes. However, each fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A fund may therefore generally change its portfolio investments at any time in accordance with the adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to a fund's shareholders as ordinary income.

         The portfolio turnover rate for each fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below reports the funds' portfolio turnover rate for the years ended December 31, 2005 and 2004. There was no significant variation in the portfolio turnover rate during this period, and there is not any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year.

      --------------------------------------------------- ------- -------
      Fund                                                2005    2004
      --------------------------------------------------- ------- -------
      Fixed Income Portfolio(1)                           106%    98%
      --------------------------------------------------- ------- -------
      Investment Grade Bond Fund(1)                       119%    127%
      --------------------------------------------------- ------- -------
      High Yield Bond Portfolio                           25%     51%
      --------------------------------------------------- ------- -------
      Enhanced Yield Portfolio                            75%     39%
      --------------------------------------------------- ------- -------

(1) Portfolio turnover presented exclusive of the effect of rolling forward purchase commitments.

         Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

         The funds and the Portfolios have adopted the following fundamental policies. Each fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of a majority of the outstanding voting securities" of the fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund or the Portfolio.

Standish Mellon Fixed Income Fund and Portfolio

         As a matter of fundamental policy, Fixed Income Portfolio (Fixed Income
Fund) may not:

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio (fund) may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the fund may enter into repurchase agreements with respect to 5% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities, including mortgage pass-through securities (GNMAs).

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
     (fund) may be deemed to be an underwriter under the Securities Act of 1933.

6.   Purchase real estate or real estate mortgage loans, although the Portfolio
     (fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Portfolio (fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio (fund) may not:

         a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

         c.   Invest more than 15% of its net assets in illiquid securities.

         d. Invest more than 5% of its net assets in repurchase agreements (this restriction is fundamental with respect to the fund, but not the Portfolio).

         e. Purchase additional securities if the Portfolio's bank borrowings exceed 5% of its net assets. (This policy is fundamental with respect to the fund but not the Portfolio.)

         Notwithstanding any fundamental or non-fundamental policy, the fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the fund.

Investment Grade Bond Fund

         As a matter of fundamental policy, the fund may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities

2. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, except that the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities).

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval in accordance with applicable laws, regulations or regulatory policy. The fund may not:

         a. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

         b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

         d. Invest more than 15% of its net assets in securities which are illiquid.

         e. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

High Yield Bond Fund and Portfolio

         As a matter of fundamental policy, High Yield Bond Portfolio (High Yield Bond Fund) may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, and
     (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
     (fund) may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

5.   Purchase or sell commodities or commodity contracts, except the Portfolio
     (fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

6. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

     8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio (fund) may not:

         a. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

         b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

         d. Invest more than 15% of its net assets in securities which are illiquid.

         e. Purchase additional securities if the Portfolio's (fund's) borrowings exceed 5% of its net assets.

         Notwithstanding any fundamental or non-fundamental policy, the fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end investment company with substantially the same investment objective as the fund.

Enhanced Yield Fund and Portfolio

         As a matter of fundamental policy, Enhanced Yield Portfolio (Enhanced Yield Fund) may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Portfolio (fund) may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Portfolio's (fund's) investment policies, shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
     (fund) may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

5.   Purchase or sell commodities or commodity contracts, except the Portfolio
     (fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

6. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, banker's acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities).

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio (fund) may not:

         a. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

         b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

         d. Invest more than 15% of its net assets in securities which are illiquid.

         e. Purchase additional securities if the Portfolio's (fund's) borrowings exceed 5% of its net assets. Notwithstanding any fundamental or non-fundamental policy, the fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the
              SEC) in an open-end investment company with substantially the same investment objective as the fund.

         For the purposes of fundamental restriction 8, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Fundamental restriction 8 does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. For purposes of fundamental restriction 8, the industry classification of an asset-backed security is determined by its underlying assets. For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries.

                          PORTFOLIO HOLDINGS DISCLOSURE

         The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

         Generally, the adviser will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The adviser normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

         The Trust's chief compliance officer, or in his absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree (a) to limit the use of that information: (i) pursuant to a confidentiality agreement, (ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, and (iii) only for such authorized purpose, and (b) not to trade on such information. The Trust's chief compliance officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

         As of the date of this statement of additional information, the adviser has no such arrangements.

         Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds' portfolio holdings information.

         The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's chief compliance officer to provide reports, at least annually, on its implementation and also requires that the Trust's chief compliance officer monitor compliance with the policy.

         In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

         The Board of Trustees has established the investment objective and policies which govern each fund's and each Portfolio's operation. The Board has appointed officers of the Trust and Portfolio Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of the funds' adviser, Standish Mellon, or its affiliates.

----------------------------- ---------------- ------------------------------ --------------- -----------------------
Name (Age), Position with     Term of Office   Principal Occupation(s)          Number of      Other Directorships
the Trust or Portfolio         and Length of   During Past 5 Years            Portfolios in      Held by Trustees
Trust and Address             Time Served*                                     Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (65),         Since 1986     Chairman Emeritus, Decision          34                 None
Trustee                                          Resources, Inc. ("DRI")
c/o Decision Resources, Inc.                   (biotechnology research and
260 Charles Street                              consulting firm); formerly
Waltham, MA  02453                                Chairman of the Board
                                               and Chief Executive Officer,
                                                 Decision Resources, Inc.

Benjamin M. Friedman (61),      Since 1989        William Joseph Maier,             34                 None
Trustee                                           Professor of Political
c/o Harvard University                                   Economy,
Littaver Center 127                                 Harvard University
Cambridge, MA  02138

John H. Hewitt (70), Trustee    Since 1986     Trustee, Mertens House, Inc.         34                 None
P.O. Box 2333                                           (hospice)
New London, NH  03257

Caleb Loring III (62),          Since 1986        Trustee, Essex Street             34                 None
Trustee                                       Associates (family investment
c/o Essex Street Associates                           trust office)
P.O. Box 5600
Beverly, MA  01915

---------------------------------------------------------------------------------------------------------------------
                               Interested Trustees
---------------------------------------------------------------------------------------------------------------------
**Patrick J. Sheppard           Since 2003    President and Chief Operating         34                 None
(40) Trustee, President and                   Officer of The Boston Company
Chief Executive Officer                           Asset Management, LLC;
The Boston Company Asset                           formerly Senior Vice
Management, LLC                               President and Chief Operating
One Boston Place                                  Officer, Mellon Asset
Boston, MA  02108                                Management ("MAM"), Vice
                                              President and Chief Financial
                                                      Officer, MAM.

--------
* Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
** Mr. Sheppard is an "interested Trustee," as defined in the 1940 Act due to his position as President and Chief Operating Officer of The Boston Company Asset Management, LLC.

---------------------------------------------------------------------------------------------------------------------
               Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Name (Age), Position with         Term of      Principal Occupation(s)            Number of           Other
the Trust or Portfolio Trust     Office and    During Past 5 Years              Portfolios in     Directorships
and Address                      Length of                                      Fund Complex     Held by Trustees
                                Time Served*                                     Overseen by
                                                                                   Trustee
------------------------------ --------------- ------------------------------- ---------------- ---------------------
Barbara A. McCann (45) Vice     Since 2003       Senior Vice President and           N/A                N/A
President and Secretary                          Head of Operations, Mellon
Mellon Asset Management                          Asset Management ("MAM"),
One Boston Place                                    formerly First Vice
Boston, MA  02108                                President, MAM and Mellon
                                                     Global Investments

Steven M. Anderson (40)       Vice President     Vice President and Mutual           N/A                N/A
Vice President and Treasurer    since 1999;       Funds Controller, Mellon
Mellon Asset Management          Treasurer       Asset Management; formerly
One Boston Place                since 2002      Assistant Vice President and
Boston, MA  02108                                 Mutual Funds Controller,
                                                   Standish Mellon Asset
                                                  Management Company, LLC

Denise B. Kneeland (54)         Since 1996      Vice President and Manager,          N/A                N/A
Assistant Vice President                          Mutual Funds Operations,
Mellon Asset Management                           Mellon Asset Management;
One Boston Place                                formerly Vice President and
Boston, MA  02108                                  Manager, Mutual Funds
                                                Operations, Standish Mellon
                                               Asset Management Company, LLC

Cara E. Hultgren (35)           Since 2001      Assistant Vice President and         N/A                N/A
Assistant Vice President                       Manager of Compliance, Mellon
Mellon Asset Management                          Asset Management ("MAM");
One Boston Place                                    formerly Manager of
Boston, MA  02108                                Shareholder Services, MAM,
                                                Shareholder Representative,
                                                   Standish Mellon Asset
                                                   Management Company LLC

Mary T. Lomasney (48)           Since 2005      First Vice President, Mellon         N/A                N/A
Chief Compliance Officer                         Asset Management and Chief
Mellon Asset Management,                         Compliance Officer, Mellon
One Boston Place                                Funds Distributor and Mellon
Boston, MA  02108                              Optima L/S Strategy Fund LLC;
                                               formerly Director, Blackrock,
                                                Inc., Senior Vice President,
                                                  State Street Research &
                                                Management Company ("SSRM"),
                                                    Vice President, SSRM

         The Trust and the Portfolio Trust each have three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested" person of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds' adviser and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the funds' adviser and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and (iii) the resources, qualifications and profitability of the funds' adviser and principal underwriter, recommending to the Board the selection, retention or termination of the funds' adviser and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

         During the most recently completed fiscal year for the Trust and the Portfolio Trust, the Trust's Board of Trustees held 5 meetings and the Portfolio Trust's Board of Trustees held 5 meetings. The Committee of the Independent Trustees held 5 meetings, the Audit Committee held 5 meetings and the Nominating Committee held 0 meetings.

         Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005:

---------------------------------------- ---------------------------------------- ----------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                              the Trust or Portfolio Trust          Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
---------------------------------------- ---------------------------------------- ----------------------------------
                              Independent Trustees
--------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                          Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------
         Benjamin M. Friedman                         Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------
            John H. Hewitt                            Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------
           Caleb Loring, III                        $10,001 - 50,000                      $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------
                               Interested Trustees
--------------------------------------------------------------------------------------------------------------------
          Patrick J. Sheppard                         Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------

Compensation of Trustees and Officers

         Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish Mellon or to the Trust's and Portfolio Trust's officers, except that a portion of the compensation of the Trust's chief compliance officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds' shares) with the Trust or the Portfolio Trust during the fiscal year ended December 31, 2005, except that certain Trustees and officers who are directors and officers of Standish Mellon or its affiliates, may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of Standish Mellon.

         The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of each fund's fiscal year ended December 31, 2005:

                                      Aggregate Compensation from the Funds
                                                                                                   Total
                                                                              Pension or        Compensation
                                                     High                      Retirement         from Funds
                             Investment   Fixed     Yield       Enhanced     Benefits Accrued    and Portfolio
                            Grade Bond    Income     Bond        Yield       as Part of Funds'   & Other Funds
Name of Trustee                Fund       Fund**    Fund**       Fund**          Expense         in Complex*
--------------------------- ------------ --------- ---------- ----------- -------------------- ---------------
Samuel C. Fleming             $1,508      $7,449    $1,848      $2,142            $0              $49,625
Benjamin M. Friedman          $1,508      $7,449    $1,848      $2,142            $0              $49,625
John H. Hewitt                $1,508      $7,449    $1,848      $2,142            $0              $49,625
Caleb Loring, III             $1,635      $8,562    $1,957      $2,302            $0              $54,625
Patrick J. Sheppard***          $0          $0        $0          $0              $0                 $0

* As of the date of this Statement of Additional Information there were 34 funds in the fund complex.
** The fund bears its pro rata allocation of Trustees' fees paid by its corresponding Portfolio to the Trustees of the Portfolio Trust.
*** Mr. Sheppard is not compensated by the funds.


Material Relationships of the Independent Trustees.

         For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates, such as TBCAM, acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

         As of December 31, 2005, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

         During the calendar years 2004 and 2005, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

         None of the Trust's or Portfolio Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:
(i) the Trust or Portfolio Trust, (ii) an officer of the Trust or Portfolio Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust or Portfolio Trust.

Certain Shareholders

         At April 19, 2006, trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of any fund except:

Fixed Income Fund


                                                              Percentage of
Name and Address                                              Outstanding Shares
----------------                                              ------------------
SEI Private Trust Company                                     8.5%
C/O Mellon Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456


High Yield Bond Fund

                                                              Percentage of
Name and Address                                              Outstanding Shares
----------------                                              ------------------
FM Global Pension Plan - Fixed                                31.6%*
C/O FM Global
225 Wyman Street
Waltham, MA 02454-9198

National Financial Service Corp for the                       29.0%*
Exclusive Benefit of our Customers
PO Box 3908 Church St Station

Attn Latanya Brown
New York, NY 10008-3908

Natexis Bleichroeder Inc for the                              7.8%
Exclusive Benefit of our Customers
1354 Avenue of the Americas
43rd Floor Attn P Cangiano
New York, NY 10105-0302

SEI Private Trust Company                                     5.5%
C/O Mellon Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

Investment Grade Bond Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
----------------                                             ------------------
Boston & Co.                                                 83.6%*
Attn Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Martha B Cox & Mary C Bird TTEES                             10.0%
Hobart & Marian Bird Trust
6995 SW Merry Lane
Beaverton, OR 97008-5415

Enhanced Yield Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
----------------                                             ------------------
Mariucci Irrevocable Trust for                               15.1%
Anne Mariucci U/A DTD 12/19/96
York State Bank & Trust Co &
William S Mariucci Trust
PO Box 39 C/O York State Bank
York, NE 68467-0039

Mac & Co.                                                    10.5%
Oracle Corporation
525 William Penn Place
Pittsburgh, PA 15219-1707

FM Global Foundation of MA, Inc                               9.1%
Attn Paul LeFleche
C/O Factory Mutual Insurance Co
225 Wyman Street
Waltham, MA 02451-1209

FM Global Foundation                                          7.7%
PO Box 9198
225 Wyman Street

National Financial Service Corp for                           6.8%
the
Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn Latanya Brown
New York, NY 10008-3908

The Boston Home                                               5.3%
Attn John Hannan
2049 Dorchester Ave
Dorchester CTR, MA 02124-4799

Newell Medical Delivery Org                                   5.1%
Attn Marlena Ward
2014 Washington St
Newton, MA 02462-1607

         *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.


Investment Adviser

         Standish Mellon Asset Management Company LLC serves as investment adviser to each fund pursuant to a written investment advisory agreement. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Financial Corporation ("Mellon") of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940. Standish Mellon is a wholly owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. SMAMH, which is a wholly owned subsidiary of Mellon, serves as the holding company for the ownership interests of Standish Mellon. The following constitute the members of the Board of Directors of Standish Mellon: Stephen E. Canter, Christine V. Downton, Mitchell
E. Harris, Edward H. Ladd (Chairman Emeritus), John J. Nagorniak, Ronald P. O'Hanley, and Scott E. Wennerholm.

         Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

         Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios and the funds to use the name "Standish Mellon." In addition to those services, the adviser provides the Investment Grade Bond Fund (but not the Portfolio) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the Investment Grade Bond Fund's or its Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                                                            Contractual Advisory Fee Rate (as a percentage of
         Fund                                               average daily net assets)
         ----------------------------------------------     -------------------------------------------------------
         Fixed Income Portfolio                             0.40% of the first $250 million
                                                            0.35% of the next $250 million
                                                            0.30% of over $500 million
         Investment Grade Bond Fund                         0.40%
         High Yield Bond Portfolio                          0.50%
         Enhanced Yield Portfolio                           0.20%

         During the last three fiscal years ended December 31, the funds and the Portfolios paid advisory fees in the following amounts:

Fund                                                             2003                 2004                2005
----                                                             ----                 ----                ----
Fixed Income Fund(1)                                              N/A                 N/A                 N/A
Fixed Income Portfolio                                        $2,637,484(2)        $1,925,294          $1,741,829
Investment Grade Bond Fund                                     $72,232(3)           $34,235(3)            $0(3)
High Yield Bond Fund(1)                                           N/A                 N/A                 N/A
High Yield Bond Portfolio                                      $78,106(4)          $137,820(4)            $0(4)
Enhanced Yield Fund1                                              N/A                 N/A                 N/A
Enhanced Yield Portfolio                                       $428,912(5)          $243,135            $57,888(5)

1. Fixed Income Fund was converted to the master/feeder fund structure on May 3, 1996. Enhanced Yield Fund was converted to the master/feeder structure on January 2, 1998. Each of these funds does not pay directly advisory fees after the conversion date. High Yield Bond Fund also operates in the master/feeder structure. Each of these three funds bears its pro rata allocation of the Portfolio's expenses, including advisory fees.
2. The adviser voluntarily agreed not to impose a portion of its advisory fee for the fiscal year ended December 31, 2003, in the amount of $124,405.
3. Investment Grade Bond Fund commenced operations on June 1, 2000. The adviser voluntarily agreed not to impose all or a portion of its advisory fee for the fiscal years ended December 31, 2003, 2004 and 2005, in the amounts of $227,267, $210,523 and $139,755, respectively.
4. High Yield Bond Portfolio commenced operations on June 2, 1997. The adviser voluntarily agreed not to impose a portion of its advisory fee for the fiscal years ended December 31, 2003, 2004 and 2005, in the amounts of $182,917, $143,751 and $132,645, respectively.
5. The adviser voluntarily agreed not to impose a portion of its advisory fee for the fiscal years ended December 31, 2003 and 2005, in the amounts of $16,912 and $68,692, respectively.

         Pursuant to the investment advisory agreements, each fund and each Portfolio bears expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the funds and the Portfolios will each pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

         Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the applicable fund or Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund or the Portfolio or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

         In an attempt to avoid any potential conflict with portfolio transactions for the funds or Portfolios, the Trust, the adviser and the principal underwriter have each adopted a Code of Ethics which is designed to maintain a high standard of personal conduct by directing that all personnel place the interests of each fund and Portfolio and their shareholders ahead of their own when effecting personal securities transactions. While the codes do permit personnel to invest in securities for their own accounts, the codes impose extensive restrictions on personal securities trading including the pre-clearance of all personal securities transactions and a prohibition on purchasing during initial public offerings of securities. Each code is on public file with, and is available from, the SEC.

Custodian

         Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the Trust. Mellon Bank also provides administration and fund accounting services to the funds and the Portfolios. Mellon Bank is a wholly-owned subsidiary of Mellon.

         Pursuant to agreements between Mellon Bank and each of the Trust and Portfolio Trust, Mellon Bank provides the funds and the Portfolios with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and Portfolio Trust and their other services providers as agreed upon from time to time by the Trust and Portfolio Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

         Mellon Bank also provides accounting services to the funds and Portfolios, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

         Dreyfus Transfer, Inc. ("DTI") serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of Mellon.

         Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

         Mellon Funds Distributor, L.P., the principal underwriter, an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the fund's shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of fund's shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement will continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a fund, by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                                 CODE OF ETHICS

         Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, Trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, Trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, Trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

         The Board of Trustees of each of the Trust and Portfolio Trust has adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's or Portfolio's portfolio. The adviser, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds or the Portfolios.

         The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

         All proxies received by the funds or Portfolios are reviewed, categorized, analyzed and voted in accordance with detailed, pre-determined written proxy voting guidelines (the "Mellon Voting Guidelines") which have been developed by the MPPC based on internal and external research and recommendations provided by Institutional Shareholder Services, an independent proxy voting agent ("ISS"). ISS has been engaged as proxy voting agent to review each proxy received by a fund or Portfolio and apply the Mellon Voting Guidelines to determine how the proxy should be voted. Items that can be categorized by ISS under the Mellon Voting Guidelines are voted by ISS in accordance with the Mellon Voting Guidelines or referred to the MPPC, if the guidelines so require. Proposals that cannot be categorized under the Mellon Voting Guidelines are referred to the MPPC for discussion and vote, which the MPPC does without consideration of any client relationship factors. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. The Mellon Voting Guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the adviser's policies on specific issues.

         With regard to voting proxies of foreign companies, the adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

         When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

         On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

         In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

         The adviser seeks to avoid material conflicts of interest by participating in the MPPC, which applies the Mellon Proxy Voting Guidelines in an objective and consistent manner across all client accounts, including the funds and Portfolios, through ISS as proxy voting agent. In situations where the adviser or the MPPC believes there may be an actual or potential material conflict of interest in voting a proxy on behalf of a fund or Portfolio, MPPC will engage ISS pursuant to a separate agreement to act as an independent fiduciary to vote the proxy in a manner which ISS determines, in its sole discretion, is in the best interests of the affected fund or Portfolio. In situations where the adviser or its affiliates have discretion over the assets of an advisory client which are invested in a Mellon Institutional Fund, the MPPC has engaged ISS as independent fiduciary to vote proxies issued by the fund on behalf of such clients.

         The Fund's Proxy Voting Policies require the adviser to submit to the Boards promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Boards must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Boards describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

                        PURCHASE AND REDEMPTION OF SHARES

         Detailed information on purchase and redemption of shares is included in the prospectus.

         In addition to Mellon Funds Distributor and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized Third Party Agent or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to Mellon Funds Distributor or the Trust in accordance with all applicable laws.

         The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

         The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

          The table below indicates for each portfolio manager of a fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

------------------------- ---------------------- --------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
------------------------- ---------------------- --------------------------------------------------------------------
Laurie A. Carroll         Enhanced Yield Fund    Other Registered Investment Companies: 4 funds with total assets of $3.063 billion.

                                                 Other Pooled Investment Vehicles: 7 entities with total assets of approximately $21.074 billion.

                                                 Other Accounts:  77 accounts with total assets of approximately
                                                 $26.277 billion.
------------------------- ---------------------- --------------------------------------------------------------------
Johnson S. Moore          Enhanced Yield Fund    Other Registered Investment Companies: 7 funds with total assets of $362.583 million.

                                                 Other Pooled Investment Vehicles:  4 entities with total assets of approximately $153.973 million.

                                                 Other Accounts:  104 accounts with total assets of approximately
                                                 $21.254 billion.
------------------------- ---------------------- --------------------------------------------------------------------
John R. McNichols         High Yield Bond Fund   Other Registered Investment Companies:  0 funds with total assets of $0 million.

                                                 Other Pooled Investment Vehicles:  0 entities with total assets of approximately $0 million.

                                                 Other Accounts:  0 accounts with total assets of approximately $0 million.
------------------------- ---------------------- --------------------------------------------------------------------
Chris Pellegrino          Investment Grade       Other Registered Investment Companies:  1 fund with total assets
                          Bond Fund              of $304 million.

                                                 Other Pooled Investment Vehicles: 1 entity with total assets of approximately $273 million.

                                                 Other Accounts: 31 accounts with total assets of approximately
                                                 $996 million.
------------------------- ---------------------- --------------------------------------------------------------------
Catherine A. Powers       Fixed Income Fund      Other Registered Investment Companies:  7 funds with total assets of $1.767 billion.
                          Investment Grade
                          Bond Fund              Other Pooled Investment Vehicles:  0 entities with total assets of approximately $0 million.

                                                 Other Accounts: 66 accounts with total assets of approximately
                                                 $4.823 billion.
------------------------- ---------------------- --------------------------------------------------------------------

------------------------- ---------------------- --------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
------------------------- ---------------------- --------------------------------------------------------------------
Jonathan M. Uhrig         High Yield Bond Fund   Other Registered Investment Companies:  6 funds with total assets of $968.64 million.

                                                 Other Pooled Investment Vehicles: 1 entity with total assets of approximately $341.719 million.

                                                 Other Accounts:  10 accounts with total assets of approximately
                                                 $912.142 million.
------------------------- ---------------------- --------------------------------------------------------------------
Kent Wosepka              Fixed Income Fund      Other Registered Investment Companies:  5 funds with total assets of $1.374 billion.

                                                 Other Pooled Investment Vehicles:  2 entities with total assets of approximately $31 million.

                                                 Other Accounts: 31 accounts with total assets of approximately
                                                 $2.928 billion.
------------------------- ---------------------- --------------------------------------------------------------------

         The adviser does not generally receive a fee based upon the investment performance of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above, except for:

     o 1 of the "Other Accounts" listed above having total assets of $330.005 million.

         When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance for specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

     o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

         Each Standish Mellon portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

         All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's Elective Deferred Compensation Plan.

Share Ownership by Portfolio Managers.

         The following table indicates as of December 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicates the range indicated below:

         A - $0
         B - $1 - $10,000
         C - $10,001 - $50,000
         D - $50,001 - $100,000
         E - $100,001 - $500,000
         F - $500,001 - $1,000,000
         G - More than $1 million

---------------------------------- -------------------------------------------- --------------
     PORTFOLIO MANAGER NAME                           FUND                        OWNERSHIP
---------------------------------- -------------------------------------------- --------------
Laurie A. Carroll                  Enhanced Yield Fund                                A
---------------------------------- -------------------------------------------- --------------
John R. McNichols                  High Yield Bond Fund                               A
---------------------------------- -------------------------------------------- --------------
Johnson S. Moore                   Enhanced Yield Fund                                A
---------------------------------- -------------------------------------------- --------------
Chris Pellegrino                   Investment Grade Bond Fund                         A
---------------------------------- -------------------------------------------- --------------
Catherine A. Powers                Fixed Income Fund                                  A
                                   -------------------------------------------- --------------
                                   Investment Grade Bond Fund                         A
---------------------------------- -------------------------------------------- --------------
Jonathan M. Uhrig                  High Yield Bond Fund                               A
---------------------------------- -------------------------------------------- --------------
Kent Wosepka                       Fixed Income Fund                                  A
---------------------------------- -------------------------------------------- --------------


                             PORTFOLIO TRANSACTIONS

         The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include
(i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds and the Portfolios effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds generating the soft dollar credits. The investment advisory fees paid by the funds under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

         The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

         Because most of the funds' securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the funds normally do not pay any brokerage commissions. During the past three years however, the funds have paid a small amount of brokerage commissions to effect securities transactions.

                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
              Funds for Portfolio Transaction for the fiscal years
                               ended December 31:

------------------------------- ---------------------------- ---------------------------- ----------------------------
        Fund/Portfolio                     2003                         2004                         2005
        --------------                     ----                         ----                         ----
------------------------------- ---------------------------- ---------------------------- ----------------------------
Fixed Income Fund(1)                        N/A                          N/A                          N/A
------------------------------- ---------------------------- ---------------------------- ----------------------------
Fixed Income Portfolio(1)                   $37                          $0                          $570
------------------------------- ---------------------------- ---------------------------- ----------------------------
Investment Grade Bond Fund                  $75                          $0                           $0
------------------------------- ---------------------------- ---------------------------- ----------------------------
High Yield Bond Fund(1)                     N/A                          N/A                          N/A
------------------------------- ---------------------------- ---------------------------- ----------------------------
High Yield Bond Portfolio(1)              $1,880                         $0                          $358
------------------------------- ---------------------------- ---------------------------- ----------------------------

Enhanced Yield Fund(1)                      N/A                          N/A                          N/A
------------------------------- ---------------------------- ---------------------------- ----------------------------
Enhanced Yield Portfolio(1)               $2,559                         $0                           $0
------------------------------- ---------------------------- ---------------------------- ----------------------------


(1)The fund is a feeder fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.

                        DETERMINATION OF NET ASSET VALUE

         Each fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time). If the New York Stock Exchange closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of the fund (or by the fund's interest in its corresponding Portfolio) less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

         The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of Fixed Income Fund, High Yield Bond Fund and Enhanced Yield Fund is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the New York Stock Exchange on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in a Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the New York Stock Exchange on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the New York Stock Exchange on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the New York Stock Exchange on the following Business Day.

         Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Trustees.

         Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

         Money market instruments with less than sixty days remaining to maturity when acquired by a fund or a Portfolio are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

         Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of foreign securities and currency exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in accordance with procedures adopted in good faith by the Trustees of the Trust or the Portfolio Trust.

         With respect to Enhanced Yield Portfolio, the Board of Trustees of the Trust has approved determining the current market value of securities with one year or less remaining to maturity on a spread basis which will be employed in conjunction with the periodic use of market quotations. Under the spread process, the adviser determines in good faith the current market value of these portfolio securities by comparing their quality, maturity and liquidity characteristics to those of United States Treasury bills.

                           THE FUNDS AND THEIR SHARES

         Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the respective fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

         Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for any other funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investible assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, Fixed Income Fund, High Yield Bond Fund and Enhanced Yield Fund invest all of their investible assets in other open-end investment companies.

         All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

         Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

         Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated fund's shareholders and will cast its vote proportionately as instructed by the fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the fund, would not require the vote of the shareholders of the fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the associated fund, would nonetheless be voted on by the Trustees of the Trust.

                       THE PORTFOLIOS AND THEIR INVESTORS

         Each Portfolio is a series of Mellon Institutional Funds Master Portfolio (formerly Standish, Ayer & Wood Master Portfolio), a trust which, like the Trust, is an open-end management investment company registered under the 1940 Act. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

         Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the corresponding fund's prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolios continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

         Each Portfolio is treated as a disregarded entity for U.S. federal income tax purposes and, consequently, each corresponding Feeder Fund that invests in a Portfolio is treated for U.S. federal income tax purposes as owning all of the underlying assets of such Portfolio. Each fund is treated as a separate entity and has elected to be treated, has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, each fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

         In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% Income Test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

         If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund did not qualify for any taxable year as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and when such income is distributed to a further tax at the shareholder level.

         Each fund will be subject to a 4% nondeductible U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements in a timely manner. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January.

Such distributions will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which the distributions are declared, rather than the year in which the distributions are received.

         For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares in a fund. In general, assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable to shareholders either as ordinary income or, if so designated by a fund and certain other conditions are met, as "qualified dividend income," taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend distributions to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Since the funds primarily derive their income from sources that do not pay qualified dividend income, it is expected that most of the dividends from investment company taxable income of the funds will be taxable as ordinary income.

         A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Dividends from net capital gain, if any, that are designated as capital gain dividends are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

         Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

         If, as anticipated, each fund continues to qualify as a regulated investment company under the Code, each fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

         Each fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the funds had capital loss carry forwards in the amounts indicated below available to offset future net capital gains which expire on December 31 of the years indicated:

-------------- ---------- --------------- ---------------- --------------- -------------- -------- ----------- -----------
    Fund         2006          2007            2008             2009           2010        2011       2012        2013
    ----         ----          ----            ----             ----           ----        ----       ----        ----
-------------- ---------- --------------- ---------------- --------------- -------------- -------- ----------- -----------
Fixed Income      N/A      $27,099,636     $118,614,149     $36,020,187         N/A         N/A       N/A         N/A
Fund
-------------- ---------- --------------- ---------------- --------------- -------------- -------- ----------- -----------
High Yield        N/A          N/A          $1,473,489       $4,484,343     $4,197,096      N/A       N/A       $16,054
Bond Fund
-------------- ---------- --------------- ---------------- --------------- -------------- -------- ----------- -----------
Enhanced        $80,787      $848,377        $816,280           N/A             N/A         N/A     $228,931    $256,792
Yield Fund
-------------- ---------- --------------- ---------------- --------------- -------------- -------- ----------- -----------

         Certain options, futures contracts or currency forward transactions entered into by Investment Grade Bond Fund or a Portfolio may cause the fund or Portfolio to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by Investment Grade Bond Fund or realized by a Portfolio and allocable to a corresponding fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described below, and may accordingly produce ordinary income or loss. Additionally, Investment Grade Bond Fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund or Portfolio under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which Investment Grade Bond Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable Investment Grade Bond Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a fund's income and gains or losses and therefore its distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

         The Portfolios may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the funds. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Portfolios, in the event that they invest in such securities, in order to seek to ensure that the funds distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. federal income or excise tax.

         If Investment Grade Bond Fund or the Portfolios invest in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its net income to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, Investment Grade Bond Fund or the Portfolios may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to allow satisfaction of the distribution requirements.

         The U.S. federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars and other Strategic Transactions are unclear in certain respects, and each fund or Portfolio will limit its transactions in these instruments so that each can account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, each fund and Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the funds may acquire "regular" interests in REMICs.

         Foreign exchange gains and losses realized by Fixed Income Portfolio and High Yield Bond Portfolio in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's or Portfolio's principal business of investing in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the funds or their shareholders in future years.

         In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund or Portfolio to obtain cash corresponding to its earnings from such countries, which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

         A fund or Portfolio may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in foreign securities, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in High Yield Bond Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service (the "IRS"). High Yield Bond Fund may meet this 50% threshold for a year and, if it does, may file an election with the IRS pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund or its corresponding Portfolio even though not actually received by them and (ii) treat such respective pro rata portions as foreign taxes paid by them.

         Qualified foreign taxes generally include taxes that would be treated as income taxable under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes. If High Yield Bond Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by High Yield Bond Portfolio, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that High Yield Bond Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by High Yield Bond Portfolio and (ii) the portion of fund dividends which represents income from each foreign country.

         If a Portfolio or fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), a fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or on gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized by a fund is timely distributed to its shareholders. The funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the funds to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of passive foreign investment companies as ordinary income. The funds and the Portfolios may limit and/or manage their holdings, if any, in passive foreign investment companies to limit each fund's tax liability or maximize its return from these investments.

         A fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements, limitations on debt financing under the Code and certain other requirements, only to the extent a fund earned dividend income from stock investments in U.S. domestic corporations. Investment Grade Bond Fund and the Portfolios are permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a small portion of a fund's distributions, from the dividends attributable to such stock, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

         At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed taxable income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by a fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

         Upon a redemption or other disposition of shares of the funds in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of the loss generally would be included in the U.S. federal tax basis of the shares acquired. Any loss recognized or other disposition upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

         Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of a fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

         The foregoing discussion relates solely to U.S. federal income tax law consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates), and who are subject to U.S. federal income tax and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, financial institutions, and securities dealers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of any Feeder Fund's indirect ownership (through the corresponding Portfolio) of any such obligations, as well as the federal, and any other state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

         Federal law requires that each fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement shareholders must certify on their Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provided is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a fund.

                             ADDITIONAL INFORMATION

         The funds' prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.

                        EXPERTS AND FINANCIAL STATEMENTS

         Each fund's financial statements contained in the 2005 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are incorporated by reference into this SAI. The Portfolios' financial statements contained in Fixed Income Fund's, High Yield Bond Fund's and Enhanced Yield Fund's 2005 Annual Report have also been audited by PricewaterhouseCoopers LLP.

         The financial statements for the year ended December 31, 2005 are incorporated by reference from the 2005 Annual Reports, which have previously been sent to shareholders and were filed with the SEC on or about March 10, 2006, 1940 Act File No. 811-04813.

                                    APPENDIX

                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as Investment Grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

         Ca - Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         C - Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

                            STANDARD & POOR'S RATINGS
                                   DEFINITIONS

         AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - Debt rated CC is currently highly vulnerable to nonpayment.

         C - Debt rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                STANDARD & POOR'S
                        CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

         AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

         Key players in the global trade and financial system:

         - Prosperous and resilient economies, high per capita incomes
         - Low fiscal deficits and government debt, low inflation
         - Low external debt.

         AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

         - slightly integrated into global trade and financial system
         - Differ from AAAs only to a small degree because:
         - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
         - More variable fiscal deficits, government debt and inflation
         - Moderate to high external debt.

         A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

         - Established trend of integration into global trade and financial system
         - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
         - Usually rapid growth in output and per capita incomes
         - Manageable through variable fiscal deficits, government debt and inflation
         - Usually low but variable debt
         - Integration into global trade and financial system growing but untested
         - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
         - Variable to high fiscal deficits, government debt and inflation
         - Very high and variable debt, often graduates of Brady plan but track record not well established.

         BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

         - Integration into global trade and financial system growing but untested
         - Economies less prosperous and often more vulnerable to adverse external influences
         - Variable to high fiscal deficits, government debt and inflation
         - High and variable external debt.

         BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

         - Integration into global trade and financial system growing but untested

         - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
         - Variable to high fiscal deficits, government debt and inflation
         - Very high and variable debt, often graduates of Brady Plan but track record not well established

         CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - An obligation rated CC is currently highly vulnerable to nonpayment.

         C - A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment.

         D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

         In the case of sovereign, subnational and sovereign related issuers, a fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where a fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

                            FITCH IBCA INTERNATIONAL
                             LONG-TERM CREDIT RATING
                                   DEFINITIONS

         AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC - Obligations for which default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

         CC - Obligations for which default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

         C - Obligations for which default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

         RD - Obligations for which an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

         D - Obligations for which an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (1) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (3) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

                        FITCH IBCA LONG-TERM RATINGS FOR
                                 NATIONAL ISSUES

         AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

         A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

         B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

         CCC, CC and C - Obligations which denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

         DDD, DD and D - Obligations which are assigned to entities or financial commitments which are currently in default.

May 1, 2006

                        [LOGO] Mellon
                               --------------------------
                               Mellon Institutional Funds


                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

        Standish Mellon Institutional Group of Global Fixed Income Funds
        ----------------------------------------------------------------
                 Standish Mellon International Fixed Income Fund
               Standish Mellon International Fixed Income Fund II
                    Standish Mellon Global Fixed Income Fund
                   Standish Mellon Emerging Markets Debt Fund
       (formerly Standish Mellon Opportunistic Emerging Markets Debt Fund)


         This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated May 1, 2006, as amended and/or supplemented from time to time, of Standish Mellon International Fixed Income Fund ("International Fixed Income Fund"), Standish Mellon International Fixed Income Fund II ("International Fixed Income Fund II"), Standish Mellon Global Fixed Income Fund ("Global Fixed Income Fund") and Standish Mellon Emerging Markets Debt Fund ("Emerging Markets Debt Fund") (each a "fund" and collectively the "funds"), each a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

         The SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 2005 annual reports to shareholders, are incorporated by reference into this SAI.

                                    Contents

INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS.......................................................29
PORTFOLIO HOLDINGS DISCLOSURE.................................................33
MANAGEMENT....................................................................34
CODE OF ETHICS................................................................44
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES.................................44
PURCHASE AND REDEMPTION OF SHARES.............................................46
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS...........................46
PORTFOLIO TRANSACTIONS........................................................50
DETERMINATION OF NET ASSET VALUE..............................................51
THE FUNDS AND THEIR SHARES....................................................52
THE PORTFOLIOS AND THEIR INVESTORS............................................53
TAXATION......................................................................54
ADDITIONAL INFORMATION........................................................60
EXPERTS AND FINANCIAL STATEMENTS..............................................60
APPENDIX......................................................................61

                       INVESTMENT OBJECTIVES AND POLICIES

         The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of each fund's investment policies in the prospectus.

         Master/Feeder Structure. Global Fixed Income Fund invests all of its investible assets in Standish Mellon Global Fixed Income Portfolio (the "Portfolio"). This fund is sometimes referred to in this SAI as the "Feeder Fund." The International Fixed Income Fund and International Fixed Income Fund II and Emerging Markets Debt Fund are sometimes referred to in this SAI as the "non-Feeder Funds" because they invest directly in securities. The Portfolio is a series of Mellon Institutional Funds Master Portfolio ("Portfolio Trust"), an open-end management investment company. Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "adviser") is the investment adviser for each Portfolio. The Portfolio has the same investment objective and restrictions as its corresponding underlying Feeder Fund. Because each Feeder Fund invests all of its investible assets in the Portfolio, the description of the fund's investment policies, techniques, specific investments and related risks that follows also applies to the Portfolio.

         In addition to this Feeder Fund, other feeder funds may invest in this Portfolio. Information about the other feeder funds is available from Standish Mellon or the funds. The other feeder funds invest in the Portfolio on the same terms as the funds and bear a proportionate share of the Portfolio's expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the fund, which may produce different investment results.

         There are certain risks associated with an investment in a master-feeder structure. Large-scale redemptions by other feeder funds in the Portfolio may reduce the diversification of the Portfolio's investments, reduce economies of scale and increase the Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of the Portfolio that is not approved by the feeder fund's Board of Trustees, the feeder fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund or invest directly in portfolio securities. Withdrawal of the Feeder Fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the Feeder Fund to incur expenses it would not otherwise be required to pay.

         If the fund is requested to vote on a matter affecting the Portfolio in which it invests, the fund will call a meeting of its shareholders to vote on the matter. The fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the fund's shareholders voted on the matter. The fund will vote those shares held by its shareholders who did not vote in the same proportion as those fund shareholders who did vote on the matter. A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Trustees") of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust and of the Portfolio Trust.

         Adviser. Standish Mellon is the investment adviser to the Portfolio and the non-Feeder Fund.

         Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses that may accompany the investments contemplated by the funds.

         Credit Quality. Investment grade securities are those that are rated at Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors") or Fitch IBCA International ("Fitch") or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 by Standard & Poor's or Fitch). Each rating category includes plus and minus ratings within the category. For example, securities rated Baa+/BBB+ and Baa-/BBB- are included within the Baa/BBB rating category.

         Securities rated Baa or P-2 by Moody's or BBB, A-2 by Standard & Poor's or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

         Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's or Fitch, or, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent a fund invests in medium grade or below investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

         If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a fund is downgraded below the minimum rating required for the particular fund, the adviser will determine whether to retain that security in the fund's portfolio.

         Maturity and Duration. Each fund generally invests in securities with final maturities, average lives or interest rate reset frequencies as stated in the fund's prospectus. However, each fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, certain fixed-income securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

         Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

         Securities. The funds invest primarily in all types of fixed income securities. In addition, each fund may purchase shares of other investment companies and real estate investment trusts ("REITs"). Each fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to each fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

International Fixed Income Fund

         Additional Information. On July 1, 2003, the fund changed its name from Standish International Fixed Income Fund to Standish Mellon International Fixed Income Fund.

International Fixed Income Fund II

         Additional Information. On July 1, 2003, the fund changed its name from Standish International Fixed Income Fund II to Standish Mellon International Fixed Income Fund II.

Global Fixed Income Fund

         Additional Information. On July 1, 2003, the fund changed its name from Standish Global Fixed Income Fund to Standish Mellon Global Fixed Income Fund.

Emerging Markets Debt Fund

         On November 1, 2005, the fund changed its name from Standish Mellon Opportunistic Emerging Markets Debt Fund to Standish Mellon Emerging Markets Debt Fund. Prior to July 1, 2003, the fund's name was Standish Opportunistic Emerging Markets Debt Fund.

Description of Securities and Related Risks

General Risks of Investing

         The Prospectus discusses the principal risks of investing in each fund. The following discussion provides additional information on the risks associated with an investment in a fund. Each fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The Portfolios and the International Fixed Income Fund and International Fixed Income Fund II are also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section.

         Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

         Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

         Call (Prepayment) Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call or prepayment risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Specific Risks

         The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

         Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         U.S. Government Securities. Each fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")), or (d) only the credit of the agency. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future. U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently ("STRIPs").

         Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

         Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

         Investing in Emerging Markets. Each fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa, although the International Fixed Income Fund, International Fixed Income Fund II and Global Fixed Income Funds invest primarily in securities of established issuers based in developed foreign countries, and may only invest up to 10% of its total assets in issuers located in emerging markets generally, with a limit of 3% of total assets invested in issuers located in any one emerging market. These limitations do not apply to investments denominated or quoted in the euro. The funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital;
(ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the funds, the adviser and its affiliates and their respective clients and other service providers. The funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on each fund's performance and may adversely affect the liquidity of each fund's investments to the extent that it invests in certain emerging market countries.

         Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by the funds or limit investment by the funds to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries, and no fund is required to invest in any emerging market country.

         In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, a fund may invest only through investment funds in such emerging market countries.

         The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

         Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the securities exchanges in the emerging market countries are in the earliest stages of their development.

         Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses.

         Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

         Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

         Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

         Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

         The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

         There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse affect on market prices of securities and payment of dividends.

         Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a fund's securities are denominated may have a detrimental impact on the fund's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. Each fund may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, forward currency exchange contracts, currency swaps and currency options. Each fund's use of currency transactions may expose it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

         Below Investment Grade Fixed Income Securities. The International Fixed Income Fund, International Fixed Income Fund II and Global Fixed Income Funds may invest up to 15% of its total assets in below investment grade securities. The Emerging Markets Debt Fund invests primarily in lower quality debt securities, which may include below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities or "junk bonds", may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

         The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

         The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than for issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not consistent with the funds' fundamental analysis, may depress the prices for such securities.

         Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

         Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

         The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

         The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the funds' ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

         Proposed federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

         Below investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

         Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments in held by each fund's portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

         For the fiscal year ended December 31, 2005, each fund's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

International Fixed Income Fund

         Investments                                               Percentage
         -----------                                               ----------
         U.S. Governmental securities                                 16.1%
         U.S. Government Agency securities                             0.0%
         Corporate Bonds:

             Aaa or AAA                                               48.1%
             Aa or AA                                                 10.1%
             A                                                         5.1%
             Baa or BBB                                                9.9%
             Ba or BB                                                  6.8%
             B                                                         1.3%
             Below B (downgraded after initial purchase)               2.6%
                                                                     100.0%
                                                                     =====

Global Fixed Income Portfolio

         Investments                                               Percentage
         -----------                                               ----------
         U.S. Governmental securities                                 17.6%
         U.S. Government Agency securities                             3.0%
         Corporate Bonds:
             Aaa or AAA                                               39.5%
             Aa or AA                                                  5.5%
             A                                                         8.0%
             Baa or BBB                                               13.3%
             Ba or BB                                                  6.7%
             B                                                         2.9%
             Below B (downgraded after initial purchase)               3.5%
                                                                     100.0%
                                                                     =====

International Fixed Income Fund II

         Investments                                               Percentage
         -----------                                               ----------
         U.S. Governmental securities                                  4.0%
         U.S. Government Agency securities                             0.0%
         Corporate Bonds:
             Aaa or AAA                                               55.0%
             Aa or AA                                                 15.2%
             A                                                         8.1%
             Baa or BBB                                                6.7%
             Ba or BB                                                  5.8%
             B                                                         1.0%
             Below B (downgraded after initial purchase)               4.2%
                                                                     100.0%
                                                                     =====

Emerging Markets Debt Fund

         Investments                                               Percentage
         -----------                                               ----------
         U.S. Governmental securities                                  0.0%
         U.S. Government Agency securities                             0.0%
         Corporate Bonds:
             Aaa or AAA                                                0.0%
             Aa or AA                                                  0.0%
             A                                                         5.1%
             Baa or BBB                                               30.4%
             Ba or BB                                                 47.7%

             B                                                        13.3%
             Below B (downgraded after initial purchase)               3.5%
                                                                     100.0%
                                                                     =====


         Sovereign Debt Obligations. Each fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         The Emerging Markets Debt Fund may also invest in sovereign debt securities of emerging market governments, including Brady Bonds. The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the adviser intends to manage the fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the fund to suffer a loss of interest or principal on any of its holdings. In recent years, some of the emerging market countries in which the fund may invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

         The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

         Investors should also be aware that certain sovereign debt instruments in which the fund may invest involve great risk. As noted above, most sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Because the Emerging Markets Debt Fund may invest a larger portion of its assets in the following four emerging markets countries: Argentina, Brazil, Mexico or Russia; the fund may be more susceptible to adverse political, social, diplomatic or economic events effecting those particular countries.

         Brady Bonds. Each fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued by many governments including Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Russia and Venezuela. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

         Obligations of Supranational Entities. Each fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

         Eurodollar and Yankee Dollar Investments. Each fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Each of the funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. ba\nk or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

         Loan Participations and Assignments. The Emerging Markets Debt Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the fund's investments in Loans is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the fund having a contractual relationship only with the Lender, not with the borrower government. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

         In the event of the insolvency of the Lender selling a Participation, the fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The fund will acquire Participations only if the Lender interpositioned between the fund and the borrower is determined by the adviser to be creditworthy. When the fund purchases Assignments from Lenders, the fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         The fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund's portfolio and calculating its net asset value.

         Mortgage-Backed Securities. Each fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a fund's exposure to rising interest rates and prevent a fund from taking advantage of such higher yields.

         GNMA securities are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. government; however, these enterprises have the ability to obtain financing from the U.S. Treasury.

         Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The funds do not intend to purchase residual interests in REMICs.

         Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a fund may fail to recoup fully its initial investment in these securities. Although the markets for SMBS and CMOs are increasingly liquid, certain SMBS and CMOs may not be readily marketable and will be considered illiquid for purposes of each fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

         As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

         Asset-Backed Securities. Each fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

         Convertible Securities. Each fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

         Warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive stock dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

         Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

         Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. A fund may invest in investment companies whose portfolios are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

         Real Estate Investment Trusts. Each fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

         Inverse Floating Rate Securities. Each fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

         Zero Coupon and Deferred Payment Securities. Each fund may invest in zero coupons and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Structured or Hybrid Notes. Each fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, of a fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the funds' limitations on investments in illiquid securities. Global Fixed Income Portfolio, International Fixed Income Fund and International Fixed Income Fund II have no limit on investments in structured or hybrid notes. However, it is expected that not more than 5% of each fund's net assets will be at risk as a result of such investments.

Investment Techniques and Related Risks

         Strategic Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; enter into credit default and other types of swaps; and enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures, forward currency exchange contracts (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolios resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes.

         The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A fund's activities involving Strategic Transactions may be limited in order to allow the fund to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

         Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options on futures and entering into futures transactions is potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

         General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

         A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell both exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will attempt to sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function securing the performance of an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor of or support for of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

         If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

         Each fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

         A fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

         Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

         General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

         The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

         The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the CFTC which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. Each fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

         Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

         Currency Transactions. Each fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

         Each fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

         To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The U.S. dollar value of the contract would not exceed the U.S. dollar value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

         Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Forward Currency Exchange Contracts. International Fixed Income Fund, International Fixed Income Fund II, and Emerging Markets Debt Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the International Fixed Income Fund, International Fixed Income Fund II, and Emerging Markets Debt Fund primarily to protect the value of the funds' foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in each fund's Statement of Assets and Liabilities.

         Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

         Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The funds may also purchase or sell (write) call and put options on swaps, which are also known as swaptions. The funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a fund's portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes.

         Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

         Each fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of a fund's policy regarding illiquid securities, based upon continuing review of the trading markets for the specific security. The Board of Trustees of the Portfolio Trust and the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations.

         Risks of Strategic Transactions Outside the United States. The funds may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

         Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each fund will cover Strategic Transactions as required by interpretive positions of the SEC. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) liquid assets with a value sufficient to cover its potential obligations. (A fund may have to comply with other applicable regulatory requirements for Strategic Transactions.) If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional liquid assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         "When-Issued", "Delayed Delivery" and "Forward Commitment" Securities. Each fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 60 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although a fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each fund may sell the securities before the settlement date if deemed advisable by the adviser.

         Unless a fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian, liquid assets with a market value at least equal to the amount of the fund's commitment. If the market value of these securities declines, additional assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund's commitment.

         Securities purchased on a "when-issued", "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued", "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

         Repurchase Agreements. The International Fixed Income Fund, International Fixed Income Fund II and Global Fixed Income Funds may each invest up to 25% of its net assets in repurchase agreements. The Emerging Markets Debt Fund places no limit on investments in repurchase agreements. A repurchase agreement is an agreement under which a fund acquires money market instruments (generally U.S. government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by a fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund's custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust or the Portfolio Trust, as the case may be.

         The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

         Forward Roll Transactions. To seek to enhance current income, Global Fixed Income Portfolio, International Fixed Income Fund and International Fixed Income Fund II may each invest up to 5%, 10% and 10%, respectively, of its net assets in forward roll transactions involving mortgage-backed securities. The Emerging Markets Debt Fund places no limit on investments in forward roll transactions. In a forward roll transaction, a fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that a fund enters into a forward roll transaction, it will place liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

         Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a fund, the net asset value of the fund would fall faster than would otherwise be the case.

         Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate liquid assets on its records or in a segregated account with the fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of each funds net assets.

         Loans of Portfolio Securities. Subject to its investment restrictions, each fund (or Portfolio, as the case may be) may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

         At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's Trustees.

         Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, certain swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under or Section 4(2) of the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

         The Board of Trustees have adopted guidelines and delegated to the advisers the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

         Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

         U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

         Each fund may invest in commercial paper rated P-1 by Moody's or A-1 by Standard & Poors, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, judged by the adviser to be of equivalent quality to the securities so rated. The Emerging Markets Debt Fund may also invest in commercial paper rated P-2 by Moody's, A-2 by S&P, or in commercial paper that is unrated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

         Temporary Defensive Investments. Each fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

         Portfolio Turnover. It is not the policy of any of the funds to purchase or sell securities for trading purposes. However, each fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A fund may therefore generally change its portfolio investments at any time in accordance with the adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to a fund's shareholders as ordinary income.

         The portfolio turnover rate for each fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below reports the funds' portfolio turnover rate for the years ended December 31, 2005 and 2004. There was no significant variation in the portfolio turnover rate during this period, and there is not any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year.

         ------------------------------------------------------- ------- -------
         Fund                                                    2005    2004
         ------------------------------------------------------- ------- -------
         International Fixed Income Fund                         168%    170%
         ------------------------------------------------------- ------- -------
         International Fixed Income Fund II                      139%    132%
         ------------------------------------------------------- ------- -------
         Global Fixed Income Fund(1)                             167%    130%
         ------------------------------------------------------- ------- -------
         Emerging Markets Debt Fund                              172%    228%
         ------------------------------------------------------- ------- -------

1 Portfolio turnover presented exclusive of the effect of rolling forward purchase commitments.

         Portfolio Diversification and Concentration. Each fund is non-diversified which means that it may, with respect to up to 50% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of a fund's assets in the securities of a small number of foreign issuers will cause the fund's net asset value to be more sensitive to events affecting those issuers. None of the funds will concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

         The funds and the Portfolios have adopted the following fundamental policies. Each fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of a majority of the outstanding voting securities" of the fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund or the Portfolio.

Standish Mellon International Fixed Income Fund and Standish Mellon International Fixed Income Fund II.

         As a matter of fundamental policy, each of the International Fixed Income Fund and International Fixed Income Fund II may not:

1. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

3. Lend portfolio securities, except that the fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

         The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. Each fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Standish Mellon Global Fixed Income Fund and Standish Mellon Global Fixed Income Portfolio.

         As a matter of fundamental policy, the Portfolio (fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the Portfolio (fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

4. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio (fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
         (fund) may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Lend portfolio securities, except that the Portfolio (fund) may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the Portfolio may enter into repurchase agreements and except that the fund may enter into repurchase agreements with respect to 25% of the value of its net assets.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio (fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 25% of its net assets in repurchase agreements (this restriction is fundamental with respect to the fund but not the Portfolio).

d. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the fund but not the Portfolio).

Standish Mellon Emerging Markets Debt Fund.

As a matter of fundamental policy, the fund may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
         (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (including securities issued by any single foreign government but excluding securities issued by the U.S. government or its agencies or instrumentalities). For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval in accordance with applicable laws, regulations or regulatory policy. The fund may not:

a. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

d. Invest more than 15% of its net assets in securities which are illiquid.

e. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

                                     ******

         Notwithstanding any fundamental or non-fundamental policy Global Fixed Income Fund and Emerging Markets Debt Fund may invest all of their assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the respective fund.

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's or a fund's assets will not constitute a violation of the restriction.

                          PORTFOLIO HOLDINGS DISCLOSURE

         The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

         Generally, the adviser will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The adviser normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

         The Trust's chief compliance officer, or in his absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree (a) to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, and (iii) only for such authorized purpose, and (b) not to trade on such information. The Trust's chief compliance officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

         As of the date of this statement of additional information, the adviser has no such arrangements.

         Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds' portfolio holdings information.

         The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's chief compliance officer to provide reports, at least annually, on its implementation and also requires that the Trust's chief compliance officer monitor compliance with the policy.

         In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT


Trustees and Officers of the Trust and Portfolio Trust

         The Board of Trustees has established the investment objective and policies which govern each fund's and each Portfolio's operation. The Board has appointed officers of the Trust and Portfolio Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of the funds' adviser, Standish Mellon, or its affiliates.

----------------------------- ---------------- ------------------------------ --------------- -----------------------
Name (Age), Position with     Term of Office   Principal Occupation(s)          Number of      Other Directorships
the Trust or Portfolio         and Length of   During Past 5 Years            Portfolios in      Held by Trustees
Trust and Address             Time Served*                                     Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
                                                 Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (65),         Since 1986     Chairman Emeritus, Decision          34                 None
Trustee                                          Resources, Inc. ("DRI")
c/o Decision Resources, Inc.                   (biotechnology research and
260 Charles Street                              sonsulting firm); formerly
Waltham, MA  02453                                Chairman of the Board
                                               and Chief Executive Officer,
                                                 Decision Resources, Inc.
----------------------------- --------------- ------------------------------- --------------- -----------------------
Benjamin M. Friedman (61),      Since 1989        William Joseph Maier,             34                 None
Trustee                                           Professor of Political
c/o Harvard University                                   Economy,
Littaver Center 127                                 Harvard University
Cambridge, MA  02138

----------------------------- --------------- ------------------------------- --------------- -----------------------
John H. Hewitt (70), Trustee    Since 1986     Trustee, Mertens House, Inc.         34                 None
P.O. Box 2333                                           (hospice)
New London, NH  03257

----------------------------- --------------- ------------------------------- --------------- -----------------------
Caleb Loring III (62),          Since 1986        Trustee, Essex Street             34                 None
Trustee                                       Associates (family investment
c/o Essex Street Associates                           trust office)
P.O. Box 5600
Beverly, MA  01915

----------------------------- --------------- ------------------------------- --------------- -----------------------
                                                  Interested Trustees
---------------------------------------------------------------------------------------------------------------------
**Patrick J. Sheppard           Since 2003    President and Chief Operating         34                 None
(40) Trustee, President and                   Officer of The Boston Company
Chief Executive Officer                           Asset Management, LLC;
The Boston Company Asset                           formerly Senior Vice
Management, LLC                               President and Chief Operating
One Boston Place                                  Officer, Mellon Asset
Boston, MA  02108                                Management ("MAM"),Vice
                                              President and Chief Financial
                                                      Officer, MAM.
----------------------------- --------------- ------------------------------- --------------- -----------------------

--------
* Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
**   Mr. Sheppard is an "interested Trustee," as defined in the 1940 Act due to his position as President and Chief Operating Officer of The Boston Company Asset Management, LLC.

---------------------------------------------------------------------------------------------------------------------
                                  Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Name (Age), Position with         Term of      Principal Occupation(s)            Number of           Other
the Trust or Portfolio Trust     Office and    During Past 5 Years              Portfolios in     Directorships
and Address                      Length of                                      Fund Complex     Held by Trustees
                                Time Served*                                     Overseen by
                                                                                   Trustee
------------------------------ --------------- ------------------------------- ---------------- ---------------------
Barbara A. McCann (45) Vice     Since 2003       Senior Vice President and           N/A                N/A
President and Secretary                          Head of Operations, Mellon
Mellon Asset Management                          Asset Management ("MAM");
One Boston Place                                    formerly First Vice
Boston, MA  02108                                President, MAM and Mellon
                                                     Global Investments
----------------------------- ---------------- ------------------------------- ---------------- ---------------------
Steven M. Anderson (40)       Vice President     Vice President and Mutual           N/A                N/A
Vice President and Treasurer    since 1999;       Funds Controller, Mellon
Mellon Asset Management          Treasurer       Asset Management; formerly
One Boston Place                since 2002      Assistant Vice President and
Boston, MA  02108                                 Mutual Funds Controller,
                                                   Standish Mellon Asset
                                                  Management Company, LLC
----------------------------- ---------------- ------------------------------- ---------------- ---------------------
Denise B. Kneeland (54)         Since 1996      Vice President and Manager,          N/A                N/A
Assistant Vice President                          Mutual Funds Operations,
Mellon Asset Management                           Mellon Asset Management;
One Boston Place                                formerly Vice President and
Boston, MA  02108                                  Manager, Mutual Funds
                                                Operations, Standish Mellon
                                               Asset Management Company, LLC
----------------------------- ---------------- ------------------------------- ---------------- ---------------------
Cara E. Hultgren (35)           Since 2001      Assistant Vice President and         N/A                N/A
Assistant Vice President                       Manager of Compliance, Mellon
Mellon Asset Management                          Asset Management ("MAM");
One Boston Place                                    formerly Manager of
Boston, MA  02108                                Shareholder Services, MAM,
                                                Shareholder Representative,
                                                   Standish Mellon Asset
                                                   Management Company LLC
----------------------------- ---------------- ------------------------------- ---------------- ---------------------
Mary T. Lomasney (48)           Since 2005      First Vice President, Mellon         N/A                N/A
Chief Compliance Officer                         Asset Management and Chief
Mellon Asset Management,                         Compliance Officer, Mellon
One Boston Place                                Funds Distributor and Mellon
Boston, MA  02108                              Optima L/S Strategy Fund LLC;
                                               formerly Director, Blackrock,
                                                Inc., Senior Vice President,
                                                  State Street Research &
                                                Management Company ("SSRM"),
                                                    Vice President, SSRM
----------------------------- ---------------- ------------------------------- ---------------- ---------------------

         The Trust and the Portfolio Trust each have three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested" person of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds' investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate:
(i) the performance of the funds' investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and (iii) the resources, qualifications and profitability of the funds' investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the funds' investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

         During the most recently completed fiscal year for the Trust and the Portfolio Trust, the Trust's Board of Trustees held five meetings and the Portfolio Trust's Board of Trustees held five meetings. The Committee of the Independent Trustees held five meetings, the Audit Committee held five meetings and the Nominating Committee held zero meetings.

         Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005:

---------------------------------------- ---------------------------------------- ----------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                              the Trust or Portfolio Trust          Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
---------------------------------------- ---------------------------------------- ----------------------------------
                                                   Independent Trustees
---------------------------------------- ---------------------------------------- ----------------------------------
           Samuel C. Fleming                          Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------
         Benjamin M. Friedman                         Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------
            John H. Hewitt                            Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------
           Caleb Loring, III                        $10,001 - 50,000                      $10,001 - $50,000
---------------------------------------- ---------------------------------------- ----------------------------------
                                                  Interested Trustees
--------------------------------------------------------------------------------------------------------------------
          Patrick J. Sheppard                         Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------

Compensation of Trustees and Officers

         Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish Mellon or to the Trust's and Portfolio Trust's officers, except that a portion of the compensation of the Trust's chief compliance officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds' shares) with the Trust or the Portfolio Trust during the fiscal year ended December 31, 2005, except that certain Trustees and officers who are directors and officers of Standish Mellon or it affiliates, may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of Standish Mellon.

         The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of each fund's fiscal year ended December 31, 2005:

                                       Aggregate Compensation from the Funds

                                                                                   Pension or
                                                                                   Retirement
Name of Trustee           International International Global        Emerging        Benefits      Total Compensation
                                           Fixed      Fixed                        Accrued as       from Funds and
                             Fixed      Income Fund   Income      Markets Debt      Part of       Portfolio & Other
                          Income Fund        II        Fund**         Fund       Funds' Expense   Funds in Complex*
------------------------- ------------- ------------- ---------- --------------- --------------- ---------------------
Samuel C. Fleming            $5,497        $1,069      $2,192         $611             $0              $49,625
Benjamin M. Friedman         $5,497        $1,069      $2,192         $611             $0              $49,625
John H. Hewitt               $5,497        $1,069      $2,192         $611             $0              $49,625
Caleb Loring, III            $6,225        $1,180      $2,365         $637             $0              $54,625
Patrick J. Sheppard***         $0            $0          $0            $0              $0                 $0

* As of the date of this Statement of Additional Information there were 34 funds in the fund complex.
**   The fund bears its pro rata allocation of Trustees' fees paid by its corresponding Portfolio to the Trustees of the Portfolio Trust.
***  Mr. Sheppard is not compensated by the funds.


Material Relationships of the Independent Trustees.

         For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates, such as TBCAM, acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

         As of December 31, 2005, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

         During the calendar years 2004 and 2005, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

         None of the Trust's or Portfolio Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:
(i) the Trust or Portfolio Trust, (ii) an officer of the Trust or Portfolio Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust or Portfolio Trust.

Certain Shareholders

         At April 19, 2006, trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of any fund except:

International Fixed Income Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
----------------                                             ------------------
Northern Trust as Custodian for                              21.0%
Full House Ventures LTD
Mutual Funds Acct 26-20568
801 S Canal St
Chicago, IL 60607-4715

Mitra & Co FBO 98 C/O Marshall &                             15.8%
Isley Trust Co N A FAO
11270 West Park Place
Suite 400 - PPW-08-WM
Attn Mutual Funds
Milwaukee, WI 53224-3638

National Financial Service Corp for the                      14.1%
Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn Latanya Brown
New York, NY 10008-3908

                                                             Percentage of
Name and Address                                             Outstanding Shares
----------------                                             ------------------
Charles Schwab-Co Inc                                        13.3%
Special Custody Account
For Benefit of Customers
101 Montgomery Street
Attn Mutual Funds
San Francisco, CA 94104-4122

LPL FBO LPL Customers                                        8.4%
Attn Mutual Fund Operations
PO Box 509046
9785 Towne Centre Drive
San Diego, CA 92121-1968

International Fixed Income Fund II

                                                             Percentage of
Name and Address                                             Outstanding Shares
----------------                                             ------------------
Charles Schwab-Co Inc                                        56.4%*
Special Custody Account
For Benefit of Customers
101 Montgomery Street
Attn Mutual Funds
San Francisco, CA 94104-4122

PFPC Brokerage Services                                      15.7%
FBO Neuberger Berman
760 Moore Road
King of Prussia, PA 19406-1212

SEI Private Trust Company                                    6.3%
C/O Mellon Bank
One Freedom Valley Drive
Oaks, PA 19456

Global Fixed Income Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
----------------                                             ------------------
Children's Medical Center Corp                               43.4%*
Attn Bruce Balter - Asst Treasurer
1295 Boylston St., STE 300
Boston, MA 02215-3407

                                                             Percentage of
Name and Address                                             Outstanding Shares
----------------                                             ------------------
Mac & Co                                                     27.1%*
Mutual Fund OPS-TC
PO Box 3198
Pittsburgh, PA 15230-3198

Pershing LLC                                                 8.7%
PO Box 2052
Jersey City, NJ 07303-2052

Noland Health Services                                       7.2%
Retirement Plan
Amsouth Bank Trustee
Attn Trust Operations Mutual Funds
PO Box 925
Fairfield, AL 35064-0925


Emerging Markets Debt Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
----------------                                             ------------------
Mac & Co A/C GTRF1002262                                     100%*
PO Box 3198
525 William Penn Place
Pittsburg, PA 15230-3198

         *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

         Standish Mellon Asset Management Company LLC serves as investment adviser to each fund pursuant to a written investment advisory agreement. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Financial Corporation ("Mellon") of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940. Standish Mellon is a wholly owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. SMAMH, which is a wholly owned subsidiary of Mellon, serves as the holding company for the ownership interests of Standish Mellon. The following constitute the members of the Board of Directors of Standish Mellon: Stephen E. Canter, Christine V. Downton, Mitchell
E. Harris, Edward H. Ladd (Chairman Emeritus), John J. Nagorniak, Ronald P. O'Hanley, and Scott E. Wennerholm.

         Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

         Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios' and the funds to use the name "Standish Mellon." In addition to those services, the adviser provides the High Grade Bond Fund (but not the Portfolio) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the High Grade Bond Fund's or its Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

         Fund                                                       Contractual Advisory Fee Rate
         ----                                                       -----------------------------
         Global Fixed Income Portfolio                                               0.40%
         International Fixed Income Fund                                             0.40%
         International Fixed Income Fund II                                          0.40%
         Emerging Markets Debt Fund                                                  0.50%

         During the last three fiscal years ended December 31, the funds and the Portfolios paid advisory fees in the following amounts:

Fund                                                             2003                 2004                2005
----                                                             ----                 ----                ----
Global Fixed Income Fund(1)                                       N/A                 N/A                 N/A
Global Fixed Income Portfolio                                  $639,251             $386,793           $287,039(2)
International Fixed Income Fund                               $1,669,633           $1,471,638           $869,424
International Fixed Income Fund II                                $0(3)             $78,860(3)         $140,756(3)
Emerging Markets Debt Fund                                        $0(4)               $0(4)               $0(4)

1. The Global Fixed Income Fund does not pay directly advisory fees. The Fund bears its pro rata allocation of its corresponding Portfolio's expenses, including advisory fees.
2. The Global Fixed Income Portfolio commenced operations on May 3, 1996. The adviser voluntarily agreed not to impose a portion of its advisory fee for the fiscal year ended December 31, 2005 in the amount of $2,989.
3. The International Fixed Income Fund II commenced operations on June 30, 1999. The adviser voluntarily agreed not to impose its advisory fee for the fiscal years ended December 31, 2003, 2004 and 2005 in the amount of$93,938, $57,150, and $51,602, respectively.
4. The Emerging Markets Debt Fund commenced operations on March 26, 2001. The adviser voluntarily agreed not to impose its advisory fee for the fiscal years ended December 31, 2003, 2004 and 2005 in the amounts of $46, 799, $76,578 and $38,879, respectively.

         Pursuant to the investment advisory agreements, each fund and each Portfolio bears expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the funds and the Portfolios will each pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

         Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the applicable fund or Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund or the Portfolio or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

         In an attempt to avoid any potential conflict with portfolio transactions for the funds or Portfolios, the Trust, the adviser and the principal underwriter have each adopted a Code of Ethics which is designed to maintain a high standard of personal conduct by directing that all personnel place the interests of each fund and Portfolio and their shareholders ahead of their own when effecting personal securities transactions. While the codes do permit personnel to invest in securities for their own accounts, the codes impose extensive restrictions on personal securities trading including the pre-clearance of all personal securities transactions and a prohibition of purchasing during initial public offerings of securities. Each code is on public file with, and is available from, the SEC.

Custodian

         Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the Trust. Mellon Bank also provides administration and fund accounting services to the funds and the Portfolios. Mellon Bank is a wholly-owned subsidiary of Mellon.

         Pursuant to agreements between Mellon Bank and each of the Trust and Portfolio Trust, Mellon Bank provides the funds and the Portfolios with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and Portfolio Trust and their other services providers as agreed upon from time to time by the Trust and Portfolio Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

         Mellon Bank also provides accounting services to the funds and Portfolios, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

         Dreyfus Transfer, Inc. ("DTI") serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of Mellon.

         Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

         Mellon Funds Distributor, L.P., the principal underwriter, an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the funds' shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement will continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a fund, by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                                 CODE OF ETHICS

         Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, Trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, Trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, Trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

         The Board of Trustees of each of the Trust and Portfolio Trust have adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's or Portfolio's portfolio. The adviser, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds or the Portfolios.

         The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

         All proxies received by the funds or Portfolios are reviewed, categorized, analyzed and voted in accordance with detailed, pre-determined written proxy voting guidelines (the "Mellon Voting Guidelines") which have been developed by the MPPC based on internal and external research and recommendations provided by Institutional Shareholder Services, an independent proxy voting agent ("ISS"). ISS has been engaged as proxy voting agent to review each proxy received by a fund or Portfolio and apply the Mellon Voting Guidelines to determine how the proxy should be voted. Items that can be categorized by ISS under the Mellon Voting Guidelines are voted by ISS in accordance with the Mellon Voting Guidelines or referred to the MPPC, if the guidelines so require. Proposals that cannot be categorized under the Mellon Voting Guidelines are referred to the MPPC for discussion and vote, which the MPPC does without consideration of any client relationship factors. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. The Mellon Voting Guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the adviser's policies on specific issues.

         With regard to voting proxies of foreign companies, the adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

         When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

         On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

         In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

         The adviser seeks to avoid material conflicts of interest by participating in the MPPC, which applies the Mellon Proxy Voting Guidelines in an objective and consistent manner across all client accounts, including the funds and Portfolios, through ISS as proxy voting agent. In situations where the adviser or the MPPC believes there may be an actual or potential material conflict of interest in voting a proxy on behalf of a fund or Portfolio, MPPC will engage ISS pursuant to a separate agreement to act as an independent fiduciary to vote the proxy in a manner which ISS determines, in its sole discretion, is in the best interests of the affected fund or Portfolio. In situations where the adviser or its affiliates have discretion over the assets of an advisory client which are invested in a Mellon Institutional Fund, the MPPC has engaged ISS as independent fiduciary to vote proxies issued by the fund on behalf of such clients.

         The Fund's Proxy Voting Policies requires the adviser to submit to the Boards promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Boards must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Boards describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

                        PURCHASE AND REDEMPTION OF SHARES

         Detailed information on purchase and redemption of shares is included in the prospectus.

         In addition to Mellon Funds Distributor and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized Third Party Agent or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to Mellon Funds Distributor or the Trust in accordance with all applicable laws.

         The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

         The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

          The table below indicates for each portfolio manager of a fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

------------------------- ---------------------- --------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
------------------------- ---------------------- --------------------------------------------------------------------
Charles P. Dolan          International Fixed    Other Registered Investment Companies:  0 funds with total assets
                          Income Fund            of $0 million.

                          International Fixed    Other Pooled Investment Vehicles: 0 entities with total assets of
                          Income Fund II         approximately $0 million.

                          Global Fixed Income    Other Accounts:  2 accounts with total assets of approximately
                          Fund                   $349 million.
------------------------- ---------------------- --------------------------------------------------------------------
Thomas F. Fahey           International Fixed    Other Registered Investment Companies:  4 funds with total assets
                          Income Fund            of $243.282 million.

                          International Fixed    Other Pooled Investment Vehicles:  1 entity with total assets of
                          Income Fund II         approximately $5.9 million.

                          Global Fixed Income    Other Accounts:  8accounts with total assets of approximately
                          Fund                   $1.047 billion.
------------------------- ---------------------- --------------------------------------------------------------------
John L. Peta              Emerging Markets       Other Registered Investment Companies: 1 fund with total assets of
                          Debt Fund              $8.377 million.

                                                 Other Pooled Investment Vehicles:  1 entity with total assets of approximately $289.486 million.

                                                 Other Accounts: 2 accounts with total assets of approximately
                                                 $37.886 million.
------------------------- ---------------------- --------------------------------------------------------------------
Boris Segura              Emerging Markets       Other Registered Investment Companies:  0 funds with total assets
                          Debt Fund              of $0 million.

                                                 Other Pooled Investment Vehicles:  0 entities with total assets of approximately $0 million.

                                                 Other Accounts:  0 accounts with total assets of approximately $0 million.
------------------------- ---------------------- --------------------------------------------------------------------

         The adviser does not receive a fee based upon the investment performance of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above.

         When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

    o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

    o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

    o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance for specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

    o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

    o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

         Each Standish Mellon portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

         All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's Elective Deferred Compensation Plan.

Share Ownership by Portfolio Managers.

         The following table indicates as of December 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicates the range indicated below:

         A - $0
         B - $1 - $10,000
         C - $10,001 - $50,000
         D - $50,001 - $100,000
         E - $100,001 - $500,000
         F - $500,001 - $1,000,000
         G - More than $1 million

---------------------------------- -------------------------------------------- --------------
     PORTFOLIO MANAGER NAME                           FUND                        OWNERSHIP
---------------------------------- -------------------------------------------- --------------
Charles P. Dolan                   International Fixed Income Fund                    A
                                   -------------------------------------------- --------------
                                   International Fixed Income Fund II                 A
                                   -------------------------------------------- --------------
                                   Global Fixed Income Fund                           A
---------------------------------- -------------------------------------------- --------------
Thomas F. Fahey                    International Fixed Income Fund                    A
                                   -------------------------------------------- --------------
                                   International Fixed Income Fund II                 A
                                   -------------------------------------------- --------------
                                   Global Fixed Income Fund                           A
---------------------------------- -------------------------------------------- --------------
John L. Peta                       Emerging Markets Debt Fund                         A
---------------------------------- -------------------------------------------- --------------
Boris Segura                       Emerging Markets Debt Fund                         A
---------------------------------- -------------------------------------------- --------------

                             PORTFOLIO TRANSACTIONS

         The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds and the Portfolios effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds generating the soft dollar credits. The investment advisory fees paid by the funds under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

         The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

         Because most of the funds' securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the funds normally do not pay any brokerage commissions. During the past three years however, the funds have paid a small amount of brokerage commissions to effect securities transactions.

                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
              Funds for Portfolio Transaction for the fiscal years
                               ended December 31:

------------------------------- ---------------------------- ---------------------------- ----------------------------
        Fund/Portfolio                     2003                         2004                         2005
        --------------                     ----                         ----                         ----
------------------------------- ---------------------------- ---------------------------- ----------------------------
Global Fixed Income Fund(1)                                                                           N/A
                                            N/A                          N/A
------------------------------- ---------------------------- ---------------------------- ----------------------------
Global Fixed Income
Portfolio(1)                               $313                          $0                           $0
------------------------------- ---------------------------- ---------------------------- ----------------------------
International Fixed Income                 $325                                                       $0
Fund                                                                     $0
------------------------------- ---------------------------- ---------------------------- ----------------------------
International Fixed Income
Fund II                                     $0                           $0                           $0
------------------------------- ---------------------------- ---------------------------- ----------------------------
Emerging Markets Debt Fund                  $0                           $0                           $0
------------------------------- ---------------------------- ---------------------------- ----------------------------

1 The fund is a feeder fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage commissions paid by its corresponding Portfolio

                        DETERMINATION OF NET ASSET VALUE

         Each fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time). If the New York Stock Exchange closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of the fund (or by the fund's interest in its corresponding Portfolio) less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

         The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of Global Fixed Income Fund is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the New York Stock Exchange on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in a Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the New York Stock Exchange on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the New York Stock Exchange on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the New York Stock Exchange on the following Business Day.

         Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Trustees.

         Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

         Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

         Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of foreign securities and currency exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in accordance with procedures adopted in good faith by the Trustees of the Trust or the Portfolio Trust.

                           THE FUNDS AND THEIR SHARES

         Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. International Fixed Income Fund offers two classes of shares: Institutional Class and Service Class. Shares of the Service Class are offered through another prospectus and SAI. Each share of International Fixed Income Fund II and Global Fixed Income Fund represents an equal proportionate interest in the respective fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shares of International Fixed Income Fund represent interests in the fund in proportion to each share's net asset value. The per share net asset value of each class of shares is calculated separately and may differ as a result of the service fee applicable to Service Class shares and the allocation of certain class specific expenses which apply to only one of the classes or which differ between the classes. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

         Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investible assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, Global Fixed Income Fund invests all of its investible assets in other open-end investment companies.

         All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

         Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

         Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated fund's shareholders and will cast its vote proportionately as instructed by the fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the fund, would not require the vote of the shareholders of the fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the associated fund, would nonetheless be voted on by the Trustees of the Trust.

                       THE PORTFOLIOS AND THEIR INVESTORS

         Each Portfolio is a series of Mellon Institutional Funds Master Portfolio (formerly Standish, Ayer & Wood Master Portfolio), a trust which, like the Trust, is an open-end management investment company registered under the 1940 Act. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

         Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the corresponding fund's prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolios continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

         The Portfolio is treated as a disregarded entity for U.S. federal income tax purposes and, consequently, the Feeder Fund that invests in the Portfolio is treated for U.S. federal income tax purposes as owning all of the underlying assets of the Portfolio. Each fund is treated as a separate entity and has elected to be treated, has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, each fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

         In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% Income Test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

         If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund did not qualify for any taxable year as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and when such income is distributed to a further tax at the shareholder level.

         Each fund will be subject to a 4% nondeductible U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements in a timely manner. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which the distributions are declared, rather than the year in which the distributions are received.

         For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares in a fund. In general, assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable to shareholders either as ordinary income or, if so designated by a fund and certain other conditions are met, as "qualified dividend income," taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend distributions to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Since the funds primarily derive their income from sources that do not pay qualified dividend income, it is expected that most of the dividends from investment company taxable income of the funds will be taxable as ordinary income.

         A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Dividends from net capital gain, if any, that are designated as capital gain dividends are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

         Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

         If, as anticipated, each fund continues to qualify as a regulated investment company under the Code, each such fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

         Each fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the funds had capital loss carry forwards in the amounts indicated below available to offset future net capital gains which expire on December 31 of the years indicated:

------------------------------------------ ----------------- ----------------- ------------------ ------------------
                  Fund                           2007              2008              2009               2010
                  ----                           ----              ----              ----               ----
------------------------------------------ ----------------- ----------------- ------------------ ------------------
International Fixed Income Fund              $14,471,720       $19,786,516        $6,955,771         $6,588,065
------------------------------------------ ----------------- ----------------- ------------------ ------------------
International Fixed Income Fund II               N/A               N/A                N/A                N/A
------------------------------------------ ----------------- ----------------- ------------------ ------------------
Global Fixed Income Fund                      $2,498,111       $15,100,842         $408,689          $3,621,061
------------------------------------------ ----------------- ----------------- ------------------ ------------------
Emerging Markets Debt Fund                       N/A               N/A                N/A                N/A
------------------------------------------ ----------------- ----------------- ------------------ ------------------

         Certain options, futures contracts or currency forward transactions entered into by the International Fixed Income Fund, the International Fixed Income Fund II, Emerging Markets Debt Fund or the Portfolio may cause the International Fixed Income Fund, International Fixed Income Fund II, Emerging Markets Debt Fund or Global Fixed Income Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described below, and may accordingly produce ordinary income or loss. Additionally, a fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund or Portfolio under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a fund's income and gain or losses and therefore its distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

         Emerging Markets Debt Fund may invest to a significant extent, and the other funds or Portfolio may invest to a lesser extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the funds. Tax rules are not entirely clear about issues such as when the funds may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds and Portfolio, in the event that they invest in such securities, in order to seek to ensure that the funds distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. federal income or excise tax.

         If the funds or Portfolio invest in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the funds must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its net income to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the funds or the Portfolio may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to allow satisfaction of the distribution requirements.

         The U.S. federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars and other Strategic Transactions are unclear in certain respects, and a fund or the Portfolio will limit its transactions in these instruments so that each can account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, each fund and the Portfolio do not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the funds may acquire "regular" interests in REMICs.

         Foreign exchange gains and losses realized by a fund or the Portfolio in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's or the Portfolio's principal business of investing in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the funds or their shareholders in future years.

         In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund or the Portfolio to obtain cash corresponding to its earnings from such countries, which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

         The funds or Portfolio may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in foreign securities, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the funds would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service (the "IRS").

         International Fixed Income Fund, International Fixed Income Fund II, Emerging Markets Debt Fund and Global Fixed Income Fund may meet the 50% threshold referred to in the previous paragraph for a year and, if one does, it may file an election with the IRS pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund or the Portfolio even though not actually received by them and (ii) treat such respective pro rata portions as foreign taxes paid by them.

         Qualified foreign taxes generally include taxes that would be treated as income taxable under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes. If a fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or Portfolio, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the fund or the Portfolio and (ii) the portion of fund dividends which represents income from each foreign country.

         If the Portfolio or a fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), a fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or on gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized by a fund is timely distributed to its shareholders. The funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the funds to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of passive foreign investment companies as ordinary income. The funds and the Portfolio may limit and/or manage their holdings, if any, in passive foreign investment companies to limit each fund's tax liability or maximize its return from these investments.

         A fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements, limitations on debt financing under the Code and certain other requirements, only to the extent a fund earned dividend income from stock investments in U.S. domestic corporations. The funds and the Portfolio are permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a small portion of a fund's distributions, from the dividends attributable to such stock, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

         At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed taxable income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by a fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

         Upon a redemption or other disposition of shares of the funds in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of the loss generally would be included in the U.S. federal tax basis of the shares acquired. Any loss recognized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

         Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of a fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

         The foregoing discussion relates solely to U.S. federal income tax law consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, financial institutions, and securities dealers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Feeder Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the federal, and any other state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

         Federal law requires that each fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement shareholders must certify on their Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a fund.

                             ADDITIONAL INFORMATION

         The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.

                        EXPERTS AND FINANCIAL STATEMENTS

         Each fund's financial statements contained in the 2005 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are incorporated by reference into this SAI. The Portfolios' financial statements contained in Global Fixed Income Fund's 2005 Annual Reports have also been audited by PricewaterhouseCoopers LLP.

         The financial statements for the year ended December 31, 2005 are incorporated by reference from the 2005 Annual Reports, which have previously been sent to shareholders and were filed with the SEC on or about March 10, 2006, 1940 Act File No. 811-04813.

                                    APPENDIX

                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as Investment Grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

         Ca - Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         C - Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

                            STANDARD & POOR'S RATINGS
                                   DEFINITIONS


         AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - Debt rated CC is currently highly vulnerable to nonpayment.

         C - Debt rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                STANDARD & POOR'S
                        CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

         AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

         Key players in the global trade and financial system:

         - Prosperous and resilient economies, high per capita incomes
         - Low fiscal deficits and government debt, low inflation
         - Low external debt.

         AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

         - slightly integrated into global trade and financial system
         - Differ from AAAs only to a small degree because:
         - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
         - More variable fiscal deficits, government debt and inflation
         - Moderate to high external debt.

         A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

         - Established trend of integration into global trade and financial system
         - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
         - Usually rapid growth in output and per capita incomes
         - Manageable through variable fiscal deficits, government debt and inflation
         - Usually low but variable debt
         - Integration into global trade and financial system growing but untested
         - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
         - Variable to high fiscal deficits, government debt and inflation
         - Very high and variable debt, often graduates of Brady plan but track record not well established.

           BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

         - Integration into global trade and financial system growing but untested
         - Economies less prosperous and often more vulnerable to adverse external influences
         - Variable to high fiscal deficits, government debt and inflation
         - High and variable external debt.

           BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

         - Integration into global trade and financial system growing but untested

         - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
         - Variable to high fiscal deficits, government debt and inflation
         - Very high and variable debt, often graduates of Brady Plan but track record not well established

         CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - An obligation rated CC is currently highly vulnerable to nonpayment.

         C - A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment.

         D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

         In the case of sovereign, subnational and sovereign related issuers, a fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where a fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

                            FITCH IBCA INTERNATIONAL
                             LONG-TERM CREDIT RATING
                                   DEFINITIONS

         AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC - Obligations for which default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

         CC - Obligations for which default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

         C - Obligations for which default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

         RD - Obligations for which an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

         D - Obligations for which an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (1) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (3) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

                        FITCH IBCA LONG-TERM RATINGS FOR
                                 NATIONAL ISSUES

         AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

         A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

         B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

         CCC, CC and C - Obligations which denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

         DDD, DD and D - Obligations which are assigned to entities or financial commitments which are currently in default.

May 1, 2006

                        [LOGO] Mellon
                               --------------------------
                               Mellon Institutional Funds


                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                    Mellon Financial Center, One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                       Standish Mellon Crossover Bond Fund
                  Standish Mellon Opportunistic High Yield Fund



         This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in each prospectus dated May 1, 2006, as amended and/or supplemented from time to time, of Standish Mellon Crossover Bond Fund ("Crossover Bond Fund") and Standish Mellon Opportunistic High Yield Fund ("High Yield Fund") (each, a "fund" and collectively, the "funds"), each a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

         The SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in each fund's annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about a fund by contacting the fund at the phone number above. Each fund's financial statements, which are included in the 2005 annual reports to shareholders, are incorporated by reference into this SAI.

                                    Contents

INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS.......................................................24
PORTFOLIO HOLDINGS DISCLOSURE.................................................25
MANAGEMENT....................................................................26
CODE OF ETHICS................................................................35
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES.................................35
PURCHASE AND REDEMPTION OF SHARES.............................................36
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS...........................37
PORTFOLIO TRANSACTIONS........................................................40
DETERMINATION OF NET ASSET VALUE..............................................41
THE FUNDS AND THEIR SHARES....................................................42
TAXATION......................................................................43
ADDITIONAL INFORMATION........................................................43
EXPERTS AND FINANCIAL STATEMENTS..............................................49
APPENDIX......................................................................50

                       INVESTMENT OBJECTIVES AND POLICIES

         The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus.

         Adviser. Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "adviser") is the investment adviser to each fund.

         Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses that may accompany the investments contemplated by the funds.

         Credit Quality. Investment grade securities are those that are rated at Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors") or Fitch IBCA International ("Fitch") or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 by Standard & Poor's or Fitch). Each rating category includes plus and minus ratings within the category. For example, securities rated Baa+/BBB+ and Baa-/BBB- are included within the Baa/BBB rating category.

         Securities rated Baa or P-2 by Moody's or BBB, A-2 by Standard & Poor's or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

         Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's or Fitch, or, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. When the funds invest in below investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

         If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute the fund's credit quality and also to determine the security's rating category. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a fund is downgraded below the minimum rating required for the particular fund, the adviser will determine whether to retain that security in the fund's portfolio.

         Maturity and Duration. Each fund will generally maintain an average dollar weighted effective portfolio maturity as stated in each fund's prospectus. However, each fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, certain fixed-income securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

         Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

         Securities. The funds invest primarily in all types of fixed income securities. In addition, each fund may purchase shares of other investment companies and real estate investment trusts ("REITs"). Each fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to each fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

Crossover Bond Fund

         On July 1, 2003, the fund changed its name from Standish Crossover Bond Fund to Standish Mellon Crossover Bond Fund.

Opportunistic High Yield Fund

         On July 1, 2003, the fund changed its name from Standish Opportunistic High Yield Fund to Standish Mellon Opportunistic High Yield Fund.

Description of Securities and Related Risks

General Risks of Investing

         The prospectuses discuss the principal risks of investing in each fund. The following discussion provides additional information on the risks associated with an investment in a fund. Each fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The funds are also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section.

         Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

         Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments.

A default could impact both interest and principal payments. This risk is higher for investments in below investment grade fixed income securities.

         Call (Prepayment) Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call or prepayment risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Specific Risks

         The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

         Below Investment Grade Fixed Income Securities. The Crossover Bond and High Yield Funds' invest primarily in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities or "junk bonds", may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

         The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

         The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than for issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not consistent with the funds' fundamental analysis, may depress the prices for such securities.

         Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

         Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

         The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

         The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the funds' ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

         Proposed federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

         Below investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

         Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments held by each fund's portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

         For the fiscal year ended December 31, 2005, High Yield Fund's a investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

High Yield Fund

         Investments                                              Percentage
         -----------                                              ----------
         U.S. Governmental securities                                  3.0%
         U.S. Government Agency securities                             0.0%
         Corporate Bonds:
             Aaa or AAA                                                0.0%
             Aa or AA                                                  0.1%
             A                                                         1.2%
             Baa or BBB                                                6.8%
             Ba or BB                                                 44.7%
             B                                                        43.1%
             Below B (downgraded after initial purchase)               1.1%
                                                                     100.0%
                                                                     =====

         Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         U.S. Government Securities. Each fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")), or (d) only the credit of the agency. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future. U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently ("STRIPs").

         Foreign Securities. Each fund may invest in foreign securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

         Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

         Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the fund's investment in certain emerging market countries, require governmental approval prior to investments by the funds or limit investment by the funds to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the fund. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries, and no fund is required to invest in any emerging market country.

         In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the fund to the extent that they invest in emerging market countries.

         Market Characteristics. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses.

         Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations.

In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

         Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in developed countries such as the United States and Western Europe. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

         Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

         The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

         There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse affect on market prices of securities and payment of dividends.

         Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund's assets quoted in those currencies. However, under normal market conditions, Crossover

Bond Fund and High Yield Fund will invest at least 95% of its total assets, adjusted to reflect the fund's net currency exposure after giving effect to currency transactions and positions, in securities denominated in or hedged (including cross-hedged) to the U.S. dollar. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a fund's securities are denominated may have a detrimental impact on the fund's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. Each fund may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, forward currency exchange contracts, currency swaps and currency options. Each fund's use of currency transactions may expose it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

         Sovereign Debt Obligations. The Emerging Markets Fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Brady Bonds. The High Yield Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued by many governments including Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Russia and Venezuela. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

         Eurodollar and Yankee Dollar Investments. Each fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Each of the funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

         Loan Participations and Assignments. The High Yield Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the fund's investments in Loans is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the fund having a contractual relationship only with the Lender, not with the borrower government. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

         In the event of the insolvency of the Lender selling a Participation, the fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Each fund will acquire Participations only if the Lender interpositioned between the fund and the borrower is determined by the adviser to be creditworthy. When the fund purchases Assignments from Lenders, the fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         The funds may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund's portfolio and calculating its net asset value.

         Convertible Securities. Each fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate.

Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

         Warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive stock dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

         Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. A fund may invest in investment companies whose portfolios are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

         Real Estate Investment Trusts. Each fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

         Inverse Floating Rate Securities. Each fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

         Zero Coupon and Deferred Payment Securities. Each fund may invest in zero coupons and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Structured or Hybrid Notes. Each fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, of a fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the funds' limitations on investments in illiquid securities. The funds have no limit on investments in structured or hybrid notes. However, it is expected that not more than 5% of each fund's net assets will be at risk as a result of such investments.

Investment Techniques and Related Risks

         Strategic Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; enter into credit default and other types of swaps; and enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures, forward currency exchange contracts (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolios resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes.

         The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A fund's activities involving Strategic Transactions may be limited in order to allow the fund to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

         Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options on futures and entering into futures transactions is potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

         General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

         A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell both exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will attempt to sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function securing the performance of an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor of or support for of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

         If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

         Each fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

         A fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

         Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

         General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

         The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

         The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the CFTC which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. Each fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

         Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

         Currency Transactions. Each fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

         Each fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

         To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The U.S. dollar value of the contract would not exceed the U.S. dollar value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

         Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Forward Currency Exchange Contracts. High Yield Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the High Yield Fund primarily to protect the value of the fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the fund's Statement of Assets and Liabilities.

         Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

         Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The funds may also purchase or sell (write) call and put options on swaps, which are also known as swaptions. The funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a fund's portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes.

         Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

         Each fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of a fund's policy regarding illiquid securities, based upon continuing review of the trading markets for the specific security. The Board of Trustees of the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations.

         Risks of Strategic Transactions Outside the United States. The funds may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

         Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each fund will cover Strategic Transactions as required by interpretive positions of the SEC. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) liquid assets with a value sufficient to cover its potential obligations. (A fund may have to comply with other applicable regulatory requirements for Strategic Transactions.) If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional liquid assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         "When-Issued", "Delayed Delivery" and "Forward Commitment" Securities. Each fund places no limit on investments in when-issued or delayed delivery securities. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 60 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although a fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each fund may sell the securities before the settlement date if deemed advisable by the adviser.

         Unless a fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian, liquid assets with a market value at least equal to the amount of the fund's commitment. If the market value of these securities declines, additional assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund's commitment.

         Securities purchased on a "when-issued", "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued", "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

         Repurchase Agreements. Each fund places no limit on investments in repurchase agreements. A repurchase agreement is an agreement under which a fund acquires money market instruments (generally U.S. government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by a fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund's custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust.

         The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

         Forward Roll Transactions. Each fund places no limit on investments in forward roll transactions. In a forward roll transaction, a fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that a fund enters into a forward roll transaction, it will place liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

         Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a fund, the net asset value of the fund would fall faster than would otherwise be the case.

         Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate liquid assets on its records or in a segregated account with the fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of each funds net assets.

         Loans of Portfolio Securities. Subject to its investment restrictions, each fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

         At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's Trustees.

         Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, certain swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under or Section 4(2) of the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

         The Board of Trustees have adopted guidelines and delegated to the advisers the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

         Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

         U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

         Each fund may invest in commercial paper rated P-1 or P-2 by Moody's, A-1 or A-2 by S&P, or in commercial paper that is unrated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

         Temporary Defensive Investments. Each fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

         Portfolio Turnover. It is not the policy of any of the funds to purchase or sell securities for trading purposes. However, each fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A fund may therefore generally change its portfolio investments at any time in accordance with the adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to a fund's shareholders as ordinary income.

         The portfolio turnover rate for each fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below reports the funds' portfolio turnover rate for the years ended December 31, 2005 and 2004. There was no significant variation in the portfolio turnover rate during this period, and there is not any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year.

----------------------------------------------------- ------------ -------------
Fund                                                  2005         2004
----------------------------------------------------- ------------ -------------
Opportunistic High Yield Bond Fund                    42%          36%
----------------------------------------------------- ------------ -------------
Crossover Bond Fund(1)                                N/A          N/A
----------------------------------------------------- ------------ -------------

    (1) As of the date of this Statement of Additional Information, the Crossover Bond Fund had not yet commenced operations.


         Portfolio Diversification and Concentration. Each fund is non-diversified which means that, with respect to 50% of its total assets (i) no more than 5% of its total assets may be invested in the securities of a single issuer and (ii) it will purchase no more than 10% of the outstanding voting securities of a single issuer. Investing a significant amount of a fund's assets in the securities of a small number of issuers will cause the fund's net asset value to be more sensitive to events affecting those issuers. None of the funds will concentrate (invest 75% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

         The funds have adopted the following fundamental policies. Each fund's fundamental policies cannot be changed unless the change is approved by the "vote of a majority of the outstanding voting securities" of the fund, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund.

As a matter of fundamental policy, each fund may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
         (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (including securities issued by any single foreign government but excluding securities issued by the U.S. government or its agencies or instrumentalities). For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval in accordance with applicable laws, regulations or regulatory policy. Each fund may not:

a. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

b. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

c. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

d. Invest more than 15% of its net assets in securities which are illiquid.

e. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

                                     ******

         Notwithstanding any fundamental or non-fundamental policy listed above, each fund may invest all of their assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the respective fund. If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction.

                          PORTFOLIO HOLDINGS DISCLOSURE

         The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

         Generally, the adviser will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The adviser normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

         The Trust's chief compliance officer, or in his absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree (a) to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, and (iii) only for such authorized purpose, and (b) not to trade on such information. The Trust's chief compliance officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

         As of the date of this statement of additional information, the adviser has no such arrangements.

         Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds' portfolio holdings information.

         The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's chief compliance officer to provide reports, at least annually, on its implementation and also requires that the Trust's chief compliance officer monitor compliance with the policy.

         In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers of the Trust

         The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. The Trustees also serve as Trustee of the Mellon Institutional Funds Master Portfolio ("Portfolio Trust", each series thereof a "Portfolio"). All executive officers of the Trust are affiliates of the funds' adviser, Standish Mellon, or its affiliates.

----------------------------- ---------------- ------------------------------ --------------- -----------------------
Name (Age), Position with     Term of Office   Principal Occupation(s)          Number of      Other Directorships
the Trust or Portfolio         and Length of   During Past 5 Years            Portfolios in      Held by Trustees
Trust and Address             Time Served*                                     Fund Complex
                                                                               Overseen by
                                                                                 Trustee
----------------------------- ---------------- ------------------------------ --------------- -----------------------
                                                  Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (65),         Since 1986     Chairman Emeritus, Decision          34                 None
Trustee                                          Resources, Inc. ("DRI")
c/o Decision Resources, Inc.                   (biotechnology research and
260 Charles Street                              sonsulting firm); formerly
Waltham, MA  02453                                Chairman of the Board
                                               and Chief Executive Officer,
                                                 Decision Resources, Inc.
----------------------------- --------------- ------------------------------- --------------- -----------------------
Benjamin M. Friedman (61),      Since 1989        William Joseph Maier,             34                 None
Trustee                                           Professor of Political
c/o Harvard University                                   Economy,
Littaver Center 127                                 Harvard University
Cambridge, MA  02138

----------------------------- --------------- ------------------------------- --------------- -----------------------
John H. Hewitt (70), Trustee    Since 1986     Trustee, Mertens House, Inc.         34                 None
P.O. Box 2333                                           (hospice)
New London, NH  03257

----------------------------- --------------- ------------------------------- --------------- -----------------------
Caleb Loring III (62),          Since 1986        Trustee, Essex Street             34                 None
Trustee                                       Associates (family investment
c/o Essex Street Associates                           trust office)
P.O. Box 5600
Beverly, MA  01915

----------------------------- --------------- ------------------------------- --------------- -----------------------
                                                  Interested Trustees
---------------------------------------------------------------------------------------------------------------------
**Patrick J. Sheppard           Since 2003    President and Chief Operating         34                 None
(40) Trustee, President and                   Officer of The Boston Company
Chief Executive Officer                           Asset Management, LLC;
The Boston Company Asset                           formerly Senior Vice
Management, LLC                               President and Chief Operating
One Boston Place                                  Officer, Mellon Asset
Boston, MA  02108                                Management ("MAM"), Vice
                                              President and Chief Financial
                                                      Officer, MAM.
----------------------------- --------------- ------------------------------- --------------- -----------------------

--------
* Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

**   Mr. Sheppard is an "interested Trustee," as defined in the 1940 Act due to his position as President and Chief Operating Officer of The Boston Company Asset Management, LLC.

---------------------------------------------------------------------------------------------------------------------
                                     Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Name (Age), Position with         Term of      Principal Occupation(s)            Number of           Other
the Trust or Portfolio Trust     Office and    During Past 5 Years              Portfolios in     Directorships
and Address                      Length of                                      Fund Complex     Held by Trustees
                                Time Served*                                     Overseen by
                                                                                   Trustee
----------------------------- ---------------- ------------------------------- ---------------- ---------------------
Barbara A. McCann (45) Vice     Since 2003       Senior Vice President and           N/A                N/A
President and Secretary                          Head of Operations, Mellon
Mellon Asset Management                          Asset Management ("MAM");
One Boston Place                                    formerly First Vice
Boston, MA  02108                                President, MAM and Mellon
                                                     Global Investments
----------------------------- ---------------- ------------------------------- ---------------- ---------------------
Steven M. Anderson (40)       Vice President     Vice President and Mutual           N/A                N/A
Vice President and Treasurer    since 1999;       Funds Controller, Mellon
Mellon Asset Management          Treasurer       Asset Management; formerly
One Boston Place                since 2002      Assistant Vice President and
Boston, MA  02108                                 Mutual Funds Controller,
                                                   Standish Mellon Asset
                                                  Management Company, LLC
----------------------------- ---------------- ------------------------------- ---------------- ---------------------
Denise B. Kneeland (54)         Since 1996      Vice President and Manager,          N/A                N/A
Assistant Vice President                          Mutual Funds Operations,
Mellon Asset Management                           Mellon Asset Management;
One Boston Place                                formerly Vice President and
Boston, MA  02108                                  Manager, Mutual Funds
                                                Operations, Standish Mellon
                                               Asset Management Company, LLC
----------------------------- ---------------- ------------------------------- ---------------- ---------------------
Cara E. Hultgren (35)           Since 2001      Assistant Vice President and         N/A                N/A
Assistant Vice President                       Manager of Compliance, Mellon
Mellon Asset Management                          Asset Management ("MAM");
One Boston Place                                    formerly Manager of
Boston, MA  02108                                Shareholder Services, MAM,
                                                Shareholder Representative,
                                                   Standish Mellon Asset
                                                   Management Company LLC
----------------------------- ---------------- ------------------------------- ---------------- ---------------------
Mary T. Lomasney (48)           Since 2005      First Vice President, Mellon         N/A                N/A
Chief Compliance Officer                         Asset Management and Chief
Mellon Asset Management,                         Compliance Officer, Mellon
One Boston Place                                Funds Distributor and Mellon
Boston, MA  02108                              Optima L/S Strategy Fund LLC;
                                               formerly Director, Blackrock,
                                                Inc., Senior Vice President,
                                                  State Street Research &
                                                Management Company ("SSRM"),
                                                    Vice President, SSRM
----------------------------- ---------------- ------------------------------- ---------------- ---------------------

         The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested" person of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds' investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the funds' investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and (iii) the resources, qualifications and profitability of the funds' investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the funds' investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

         During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held five meetings, the Committee of the Independent Trustees held five meetings, the Audit Committee held five meetings and the Nominating Committee held zero meetings.

         Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005:

---------------------------------------- ---------------------------------------- ----------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                              the Trust or Portfolio Trust          Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
---------------------------------------- ---------------------------------------- ----------------------------------
                                                   Independent Trustees
--------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                          Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------
         Benjamin M. Friedman                         Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------
            John H. Hewitt                            Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------
           Caleb Loring, III                        $10,001 - 50,000                      $10,001 - $50,000
---------------------------------------- ---------------------------------------- ----------------------------------
                                                  Interested Trustees
--------------------------------------------------------------------------------------------------------------------
          Patrick J. Sheppard                         Over $100,000                         Over $100,000
---------------------------------------- ---------------------------------------- ----------------------------------

Compensation of Trustees and Officers

         The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Standish Mellon or to the Trust's officers, except that a portion of the compensation of the Trust's chief compliance officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds' shares) with the Trust or the Portfolio Trust during the fiscal year ended December 31, 2005, except that certain Trustees and officers who are directors and officers of Standish Mellon or it affiliates, may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of Standish Mellon.

         The following table sets forth all compensation paid to the Trust's Trustees as of each fund's fiscal year ended December 31, 2005:

                      Aggregate Compensation from the Funds

                                                              Pension or
                                                              Retirement        Total Compensation
                                                           Benefits Accrued       from Funds and
Name of Trustee             Crossover     Opportunistic    as Part of Funds'     Portfolios & Other
                           Bond Fund**   High Yield Fund       Expense           Funds in Complex*
------------------------- -------------- ---------------- ------------------- ------------------------
Samuel C. Fleming              $0             $723                $0                  $49,625
Benjamin M. Friedman           $0             $723                $0                  $49,625
John H. Hewitt                 $0             $723                $0                  $49,625
Caleb Loring, III              $0             $777                $0                  $54,625
Patrick J. Sheppard***         $0              $0                 $0                    $0

* As of the date of this Statement of Additional Information there were 34 funds in the fund complex.
**   As of the date of this Statement of Additional Information, the Crossover
Bond Fund had not yet commenced operations.
***  Mr. Sheppard is not compensated by the funds.


Material Relationships of the Independent Trustees.

         For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates, such as TBCAM, acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

         As of December 31, 2005, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

         During the calendar years 2004 and 2005, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

         None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

         At April 19, 2006, trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of any fund except:

Opportunistic High Yield Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares*
----------------                                             -------------------
Mac & Co                                                     23.8%*
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Northern Trust Co Cust FBO                                   17.0%
The Cheyne Walk Trust
PO Box 92956
801 South Canal Street
Chicago, IL 60675-0001

Northern Trust Co Cust FBO                                   15.9%
The Ronald Family Trust B
PO Box 92956
801 South Canal Street
Chicago, IL 60675-2956

Trustee of Donations                                         15.1%
Attn Andrew J Mcintosh
138 Tremont Street
Boston, MA 02111-1318


                                                             Percentage of
Name and Address                                             Outstanding Shares*
----------------                                             -------------------
Pearlreef & Co                                               6.4%
C/O State Street Bank
PO Box 470
Boston, MA 02102-0470

Boston & Co                                                  5.7%
FBO Lifespan Corporation Endowment
Attn Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198

* If a shareholder beneficially owned more than 25% of the then outstanding shares of an indicated fund, the shareholder would be considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.


Investment Adviser

         Standish Mellon Asset Management Company LLC serves as investment adviser to each fund pursuant to a written investment advisory agreement. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Financial Corporation ("Mellon") of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940. Standish Mellon is a wholly owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. SMAMH, which is a wholly owned subsidiary of Mellon, serves as the holding company for the ownership interests of Standish Mellon. The following constitute the members of the Board of Directors of Standish Mellon: Stephen E. Canter, Christine V. Downton, Mitchell
E. Harris, Edward H. Ladd (Chairman Emeritus), John J. Nagorniak, Ronald P. O'Hanley, and Scott E. Wennerholm.

         Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

         Subject to the supervision and direction of the Trustees of the Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the funds to use the name "Standish Mellon." In addition to those services, the adviser provides the funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the applicable fund's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

         Fund                                                       Contractual Advisory Fee Rate
         ----                                                       -----------------------------
         Crossover Bond Fund                                                    0.40%
         Opportunistic High Yield Fund                                          0.40%

         During the last three fiscal years ended December 31, the funds paid advisory fees in the following amounts:

Fund                                                             2003                 2004                2005
----                                                             ----                 ----                ----
Crossover Bond Fund(1)                                            N/A                 N/A                 N/A
Opportunistic High Yield Fund(2)                                  $0(2)               $0(2)               $0(2)

(1)  The Crossover Bond Fund had not commenced operations as of December 31,
     2005.
(2) The Opportunistic High Yield Fund commenced operations on April 2, 2001. The adviser voluntarily agreed not to impose its advisory fee for the fiscal years ended December 31, 2003, 2004 and 2005 in the amounts of $148,664, $139,739 and $76,753 respectively.


         Pursuant to the investment advisory agreements, each fund bears the expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the funds will each pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

         Unless terminated as provided below, the investment advisory agreement continues in full force and effect for an initial two year period and thereafter from year to year but only so long as each such continuance is approved annually
(i) by the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the funds and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the funds or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

         In an attempt to avoid any potential conflict with portfolio transactions for the funds or Portfolios, the Trust, the adviser and the principal underwriter have each adopted a Code of Ethics which is designed to maintain a high standard of personal conduct by directing that all personnel place the interests of each fund and Portfolio and their shareholders ahead of their own when effecting personal securities transactions. While the codes do permit personnel to invest in securities for their own accounts, the codes impose extensive restrictions on personal securities trading including the pre-clearance of all personal securities transactions and a prohibition of purchasing during initial public offerings of securities. Each code is on public file with, and is available from, the SEC.

Custodian

         Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the Trust. Mellon Bank also provides administration and fund accounting services to the funds. Mellon Bank is a wholly-owned subsidiary of Mellon.

         Pursuant to agreements between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and its other services providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

         Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

         Dreyfus Transfer, Inc. ("DTI") serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of Mellon.

         Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

         Mellon Funds Distributor, L.P., the principal underwriter, an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the funds' shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement will continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a fund, by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, 26th Floor, Boston, Massachusetts 02108.

                                 CODE OF ETHICS

         Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, Trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, Trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, Trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

         The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's portfolio. The adviser, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

         The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

         All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with detailed, pre-determined written proxy voting guidelines (the "Mellon Voting Guidelines") which have been developed by the MPPC based on internal and external research and recommendations provided by Institutional Shareholder Services, an independent proxy voting agent ("ISS"). ISS has been engaged as proxy voting agent to review each proxy received by a fund and apply the Mellon Voting Guidelines to determine how the proxy should be voted. Items that can be categorized by ISS under the Mellon Voting Guidelines are voted by ISS in accordance with the Mellon Voting Guidelines or referred to the MPPC, if the guidelines so require. Proposals that cannot be categorized under the Mellon Voting Guidelines are referred to the MPPC for discussion and vote, which the MPPC does without consideration of any client relationship factors. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. The Mellon Voting Guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the adviser's policies on specific issues.

         With regard to voting proxies of foreign companies, the adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

         When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

         On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

         In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

         The adviser seeks to avoid material conflicts of interest by participating in the MPPC, which applies the Mellon Proxy Voting Guidelines in an objective and consistent manner across all client accounts, including the funds, through ISS as proxy voting agent. In situations where the adviser or the MPPC believes there may be an actual or potential material conflict of interest in voting a proxy on behalf of a fund, MPPC will engage ISS pursuant to a separate agreement to act as an independent fiduciary to vote the proxy in a manner which ISS determines, in its sole discretion, is in the best interests of the affected fund. In situations where the adviser or its affiliates have discretion over the assets of an advisory client which are invested in a Mellon Institutional Fund, the MPPC has engaged ISS as independent fiduciary to vote proxies issued by the fund on behalf of such clients.

         The Fund's Proxy Voting Policies requires the adviser to submit to the Board promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

                        PURCHASE AND REDEMPTION OF SHARES

         Detailed information on purchase and redemption of shares is included in the prospectus.

         In addition to Mellon Funds Distributor and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized Third Party Agent or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to Mellon Funds Distributor or the Trust in accordance with all applicable laws. Shares of a fund purchased through authorized Third Party Agents may be subject to transaction fees on purchase or redemption, no part of which will be received by the funds, Standish Fund Distributors or Standish Mellon.

         The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

         The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

          The table below indicates for each portfolio manager of a fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

------------------------- ---------------------- --------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
------------------------- ---------------------- --------------------------------------------------------------------
John R. McNichols         Opportunistic High     Other Registered Investment Companies:  0 funds with total assets
                          Yield Fund             of $0 million

                                                 Other Pooled Investment Vehicles:  0 entities with total assets of approximately $0 million.

                                                 Other Accounts: 0 accounts with total assets of approximately $0 million.
------------------------- ---------------------- --------------------------------------------------------------------
Jonathan M. Uhrig         Crossover Bond Fund(1) Other Registered Investment Companies:  1 fund with total assets of $18.581 million
                          Opportunistic High
                          Yield Fund             Other Pooled Investment Vehicles:  1 entity with total assets of approximately $29.165 million.

                                                 Other Accounts:  6 accounts with total assets of approximately
                                                 $448.306 million.
------------------------- ---------------------- --------------------------------------------------------------------

(1)  The Crossover Bond Fund had not commenced operations as of December 31,
     2005.

         The adviser does not generally receive a fee based upon the investment performance of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above.

         When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance for specific accounts, is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

         Each Standish Mellon portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

         All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's Elective Deferred Compensation Plan.


Share Ownership by Portfolio Managers.

         The following table indicates as of December 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicates the range indicated below:

         A - $0
         B - $1 - $10,000
         C - $10,001 - $50,000

         D - $50,001 - $100,000
         E - $100,001 - $500,000
         F - $500,001 - $1,000,000
         G - More than $1 million

---------------------------------- ------------------------------------------------ --------------
     PORTFOLIO MANAGER NAME                             FUND                          OWNERSHIP
---------------------------------- ------------------------------------------------ --------------
John R. McNichols                  Opportunistic High Yield Fund                          A
---------------------------------- ------------------------------------------------ --------------
Jonathan M. Uhrig                  Crossover Bond Fund                                  N/A(1)
                                   ------------------------------------------------ --------------
                                   Opportunistic High Yield Fund                          A
---------------------------------- ------------------------------------------------ --------------

(1)  The Crossover Bond Fund had not commenced operations as of December 31,
     2005.


                             PORTFOLIO TRANSACTIONS

         The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds generating the soft dollar credits. The investment advisory fees paid by the funds under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

         The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

         Because most of the funds' securities transactions are effected on a principal basis involving a "spread" or "dealer mark up," the funds normally do not pay any brokerage commissions. During the past three years however, the funds have paid a small amount of brokerage commissions to effect securities transactions.

                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
              Funds for Portfolio Transaction for the fiscal years
                               ended December 31:

------------------------------- ---------------------------- ---------------------------- ----------------------------
             Fund                          2003                         2004                         2005
             ----                          ----                         ----                         ----
------------------------------- ---------------------------- ---------------------------- ----------------------------
Crossover Bond Fund(1)                      N/A                          N/A                         N/A
------------------------------- ---------------------------- ---------------------------- ----------------------------
Opportunistic High Yield Fund            $1,568                         $170                        $115
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1)  The Crossover Bond Fund had not commenced operations as of December 31,
     2005.


                        DETERMINATION OF NET ASSET VALUE

         Each fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time). If the New York Stock Exchange closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

         Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

         Portfolio securities that are equity securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures approved by the Trustees.

         Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

         Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of foreign securities and currency exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in accordance with procedures adopted in good faith by the Trustees of the Trust.

                           THE FUNDS AND THEIR SHARES

         Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share represents an equal proportionate interest in the respective fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

         Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investible assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

         All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

         Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION

         Each series of the Trust, including each fund, is treated as a separate entity for U.S. federal income tax purposes. High Yield Fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. Crossover Bond Fund will elect to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, each fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

         In order to qualify as a regulated investment company under Subchapter M, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% Income Test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

         If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund did not qualify for any taxable year as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and when such income is distributed to a further tax at the shareholder level.

         Each fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements in a timely manner. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December but paid during the following January. Such distributions will be treated for U.S. federal income tax purposes as received by shareholders on

December 31 of the year in which the distributions are declared, rather than the year in which the distributions are received.

         For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares in a fund. In general, assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable to shareholders either as ordinary income or, if so designated by a fund and certain other conditions are met, as "qualified dividend income," taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend distributions to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Since the funds primarily derive their income from sources that do not pay qualified dividend income, it is expected that most of the dividends from investment company taxable income of the funds will be taxable as ordinary income.

         A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Dividends from net capital gain, if any, that are designated as capital gain dividends are treated as long-term capital gain for federal income tax purposes without regard to the length of time shares of the fund have been held. Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

         Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

         If, as anticipated, each fund continues to qualify as a regulated investment company under the Code, each such fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

         Each fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund. As of the end of its most recent taxable year, the funds had capital loss carry forwards in the amounts indicated below available to offset future net capital gains which expire on December 31 of the years indicated:

------------------------------------------- ----------------- ------------------- ----------------- ------------------
                   Fund                           2010               2011               2012              2013
                   ----                           ----               ----               ----              ----
------------------------------------------- ----------------- ------------------- ----------------- ------------------
Opportunistic High Yield Bond Fund             $8,800,951         $7,303,547             $0             $138,283
------------------------------------------- ----------------- ------------------- ----------------- ------------------
Crossover Bond Fund(1)                            N/A                N/A                N/A                N/A
------------------------------------------- ----------------- ------------------- ----------------- ------------------

(1)  The Crossover Bond Fund had not commenced operations as of December 31,
     2005.


         Certain options, futures contracts and forward foreign currency contracts entered into by the funds may cause the funds to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out or exercised or such futures or forward contracts may not have been performed or closed out. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described below, and may accordingly produce ordinary income or loss. Additionally, a fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a fund's or portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a fund's distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

         The funds may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the funds. Tax rules are not entirely clear about issues such as when the funds may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds, in the event that they invest in such securities, in order to seek to ensure that the funds distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. federal income or excise tax.

         If the funds invest in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the funds must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its net income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to allow satisfaction of the distribution requirements.

         The U.S. federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars and other Strategic Transactions are unclear in certain respects, and each fund will limit its transactions in these instruments so that it can account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, each fund does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the funds may acquire "regular" interests in REMICs.

         Foreign exchange gains and losses realized by a fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's principal business of investing in stock or securities, (or its options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the funds or their shareholders in future years.

         In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund to obtain cash corresponding to its earnings from such countries, which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

         The funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to their investments in foreign countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the funds would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service (the "IRS").

         The funds may meet the 50% threshold referred to in the previous paragraph for a year and, if one does, it may file an election with the IRS pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund even though not actually received by them and (ii) treat such respective pro rata portions as foreign taxes paid by them.

         Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes. If a fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the fund and (ii) the portion of fund dividends which represents income from each foreign country.

         If a fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), a fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the actual or deemed sale of stock in such companies, even if all income or gain actually received by a fund is timely distributed to its shareholders. The funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the funds to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of passive foreign investment companies as ordinary income. The funds may limit and/or manage their holdings, if any, in passive foreign investment companies to limit their tax liability or maximize their returns from these investments.

         A fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent a fund earned dividend income from stock investments in U.S. domestic corporations. The funds are permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of a fund's distributions, from the dividends attributable to such stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

         At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed taxable income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by a fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

         Upon a redemption, exchange or other disposition of shares of the funds in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss, equal to the difference between the amount realized and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of the loss generally would be included in the federal tax basis of the shares acquired. Any loss recognized upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

         Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of a fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

         The foregoing discussion relates solely to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, financial institutions, and securities dealers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states as well as the federal, and any other state, local, or foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

         Federal law requires that each fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions (and exchanges) or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement shareholders must certify on their Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 28% backup withholding on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the fund.

                             ADDITIONAL INFORMATION

         The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.

                        EXPERTS AND FINANCIAL STATEMENTS

         The High Yield Fund's financial statements contained in the 2005 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are incorporated by reference into this SAI.

         The financial statements for the year ended December 31, 2005 are incorporated by reference from the 2005 Annual Reports, which have previously been sent to shareholders and were filed with the SEC on or about March 10, 2006, 1940 Act File No. 811-04813.

                                    APPENDIX


                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as Investment Grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

         Ca - Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         C - Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

                           STANDARD & POOR'S RATINGS

                                   DEFINITIONS


         AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - Debt rated CC is currently highly vulnerable to nonpayment.

         C - Debt rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                STANDARD & POOR'S
                        CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

         AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

         Key players in the global trade and financial system:

         - Prosperous and resilient economies, high per capita incomes
         - Low fiscal deficits and government debt, low inflation
         - Low external debt.

         AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

         - slightly integrated into global trade and financial system
         - Differ from AAAs only to a small degree because:
         - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
         - More variable fiscal deficits, government debt and inflation
         - Moderate to high external debt.

         A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

         - Established trend of integration into global trade and financial system
         - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
         - Usually rapid growth in output and per capita incomes
         - Manageable through variable fiscal deficits, government debt and inflation
         - Usually low but variable debt
         - Integration into global trade and financial system growing but untested
         - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
         - Variable to high fiscal deficits, government debt and inflation
         - Very high and variable debt, often graduates of Brady plan but track record not well established.

         BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

         - Integration into global trade and financial system growing but untested
         - Economies less prosperous and often more vulnerable to adverse external influences
         - Variable to high fiscal deficits, government debt and inflation
         - High and variable external debt.

         BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

         - Integration into global trade and financial system growing but untested
         - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
         - Variable to high fiscal deficits, government debt and inflation

         - Very high and variable debt, often graduates of Brady Plan but track record not well established

         CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - An obligation rated CC is currently highly vulnerable to nonpayment.

         C - A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment.

         D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

         In the case of sovereign, subnational and sovereign related issuers, a fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where a fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

                            FITCH IBCA INTERNATIONAL
                             LONG-TERM CREDIT RATING
                                   DEFINITIONS

         AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC - Obligations for which default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

         CC - Obligations for which default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

         C - Obligations for which default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

         RD - Obligations for which an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

         D - Obligations for which an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (1) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (3) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

                        FITCH IBCA LONG-TERM RATINGS FOR
                                 NATIONAL ISSUES

         AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

         A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

         B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

         CCC, CC and C - Obligations which denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

         DDD, DD and D - Obligations which are assigned to entities or financial commitments which are currently in default.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

(a)      Agreement and Declaration of Trust dated August 13, 1986. (1)

(a)(1)   Certificate of Designation of Standish Fixed Income Fund. (1)

(a)(2)   Certificate of Designation of Standish International Fund. (1)

(a)(3)   Certificate of Designation of Standish Securitized Fund. (1)

(a)(4)   Certificate of Designation of Standish Short-Term Asset Reserve Fund.
         (1)

(a)(5)   Certificate of Designation of Standish Marathon Fund. (1)

(a)(6)   Certificate of Amendment dated November 21, 1989. (1)

(a)(7)   Certificate of Amendment dated November 29, 1989. (1)

(a)(8)   Certificate of Amendment dated April 24, 1990. (1)

(a)(9)   Certificate of Designation of Standish Equity Fund. (1)

(a)(10)  Certificate of Designation of Standish International Fixed Income Fund.
         (1)

(a)(11) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund. (1)

(a)(12) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund. (1)

(a)(13)  Certificate of Designation of Standish Global Fixed Income Fund. (1)

(a)(14) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II. (1)

(a)(15) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund. (1)

(a)(16) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund. (1)

(a)(17) Form of Certificate of Designation of Standish Small Capitalization Equity Fund II. (1)

(a)(18) Certificate of Designation of Standish Small Capitalization Equity Asset Fund II, Standish Diversified Income Fund, Standish Diversified Income Asset Fund. (2)

(a)(19) Form of Certificate of Designation of Institutional Shares and Service Shares of Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund. (3)

(a)(20) Form of Certificate of Designation of Standish International Fixed Income Fund II. (4)

(a)(21) Certificate of Designation of Standish Small Cap Value Fund and Standish International Small Cap Fund. (5)

(a)(22) Certificates of Designation of Standish Crossover Bond Fund, Standish Opportunistic High Yield Fund, Standish Opportunistic Emerging Markets Debt Fund and Standish High Yield Bond Fund. (6)

(a)(23) Amendment to the Agreement and Declaration of Trust dated March 4, 1999. (4)

(a)(24) Amendment to the Agreement and Declaration of Trust dated April 29, 2002. (7)

(a)(25) Certificate of Name Change for Standish World High Yield Fund to Standish High Yield Bond Fund. (7)

(a)(26) Certificate of Name Change for Standish Controlled Maturity Fund to Standish Short-Term Fixed Income Fund. (7)

(a)(27) Amendment to the Agreement and Declaration of Trust dated June 21, 2003. (8)

(a)(28)  Certificate of Name Change for all Funds. (8)

(a)(29) Certificate of Designation of The Boston Company International Value Opportunities Fund. (9)

(a)(30) Certificate of Name Change for The Boston Company International Value Opportunities Fund to The Boston Company World ex-U.S. Value Fund. (14)

(a)(31) Certificate of Name Change for Standish Mellon Short-Term Asset Reserve Fund to Standish Mellon Enhanced Income Fund. (14)

(a)(32) Certificate of Name Change for The Boston Company Small Capitalization Fund to The Boston Company Small/Mid Cap Growth Fund. (15)

(a)(33)  Certificate of Designation of Mellon Institutional Market Neutral Fund.
         (15)

(a)(34)  Certificate of Designation of Mellon Equity Large Cap Growth Fund. (15)

(a)(35)  Certificate of Designation of Newton International Equity Fund. (15)

(a)(36)  Certificate of Designation of Mellon Equity Micro Cap Fund (17)

(a)(37) Certificate of Designation of The Boston Company Emerging Markets Core Equity Fund (17)

(b)      Bylaws of the Registrant. (1)

(c)      Not applicable.

(d)(1) Investment Advisory Agreement between Registrant and Standish Mellon Asset Management Company LLC relating to Standish Controlled Maturity Fund. (10)

(d)(2) Investment Advisory Agreement between Registrant and Standish Mellon Asset Management Company LLC relating to Standish Crossover Bond Fund.
         (10)

(d)(3) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Fixed Income Portfolio. (10)

(d)(4) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Global Fixed Income Portfolio. (10)

(d)(5) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish High Grade Bond Fund. (10)

(d)(6) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish High Yield Bond Fund. (10)

(d)(7) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Intermediate Tax Exempt Bond Fund. (10)

(d)(8) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Equity Fund. (10)

(d)(9) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Fixed Income Fund. (10)

(d)(10) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Fixed Income Fund II. (10)

(d)(11) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Small Cap Fund. (10)

(d)(12) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund. (10)

(d)(13) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Opportunistic Emerging Markets Debt Fund. (10)

(d)(14) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Opportunistic High Yield Fund. (10)

(d)(15) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Select Value Portfolio. (10)

(d)(16) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Short-Term Asset Reserve Portfolio. (10)

(d)(17) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Growth Portfolio. (10)

(d)(18) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Value Fund. (10)

(d)(19) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Capitalization Equity Fund. (10)

(d)(20) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Tax-Sensitive Equity Fund. (10)

(d)(21) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Tax-Sensitive Equity Fund. (10)

(d)(22) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish World High Yield Portfolio. (10)

(d)(23) Assumption Agreement between Standish Mellon Asset Management Company, LLC and The Boston Company Asset Management, LLC relating to each series of the Registrant. (11)

(d)(24) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company International Value Opportunities Fund. (14)

(d)(25) Investment Advisory Agreement between the Registrant and Franklin Portfolio Associates, LLC relating to Mellon Institutional Market Neutral Fund. (16)

(d)(26) Investment Advisory Agreement between the Registrant and Mellon Equity Associates, LLP relating to Mellon Equity Large Cap Growth Fund. (16)

(d)(27) Investment Advisory Agreement between the Registrant and Newton Capital Management Ltd. relating to Newton International Equity Fund. (16)

(d)(28) Investment Advisory Agreement between the Registrant and Mellon Equity Associates, LLP relating to Mellon Equity Micro Cap Fund. (18)

(d)(29) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Emerging Markets Core Equity Fund. (18)

(e)(1) Underwriting Agreement between the Registrant and Mellon Funds Distributors, L.P. (1)

(e)(2) Exhibit to the Underwriting Agreement between the Registrant and Mellon Funds Distributors, L.P. (18)

(f) Not applicable. (g)(1) Custody, Administration and Accounting Services Agreement between the Registrant and Mellon Bank, N.A. (8)

(g)(2) Amendment to Custody, Administration and Accounting Services Agreement between the Registrant and Mellon Bank, N.A. (18)

(g)(3) Custody Agreement with respect to Mellon Institutional Market Neutral Fund (16)

(h)(1) Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant relating to compliance and certain other services.
         (1)

(h)(2) Most recently revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant. (18)

(h)(3) Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc. (14)

(h)(4) Amendment to the Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc. (18)

(i)      Opinion and Consent of Counsel for the Registrant. (12)

(j) Consent of Independent Registered Public Accounting Firm for the Registrant. (#)

(k)      None.

(l)      Not applicable

(m)      Not applicable

(n)      Not applicable

(o) Multiple Class Plan pursuant to Rule 18f-3 relating to Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund. (3)

(p)(1) Code of Ethics for Standish, Ayer & Wood Investment Trust and Standish, Ayer & Wood Master Portfolio. (13)

(p)(2) Code of Ethics for Standish Mellon Asset Management Company LLC and Standish Fund Distributors, L.P. (13)

(p)(3)   Code of Conduct for Mellon Financial Corporation. (14)

(p)(4) Securities Trading Policy (General Edition) for Mellon Financial Corporation. (14)

(p)(5) Securities Trading Policy (Access Decision Maker Edition) for Mellon Financial Corporation. (14)

(q)(1) Power of Attorney for Registrant (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, and Caleb Loring III). (11)

(q)(2) Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, and Caleb Loring III). (11)

(q)(3) Power of Attorney for Portfolio Trust with respect to Feeder Fund Registration Statements (Samuel C. Fleming, Benjamin M. Friedman, John
         H. Hewitt and Caleb Loring III). (11)

(q)(4)   Power of Attorney for Registrant (Patrick J. Sheppard). (11)

(q)(5)   Power of Attorney for Registrant (Steven M. Anderson). (11)

(q)(6)   Power of Attorney for Portfolio Trust (Patrick J. Sheppard). (11)

(q)(7)   Power of Attorney for Portfolio Trust (Steven M. Anderson). (11)

____________

1. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 88) and incorporated herein by reference thereto.

2. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 81) and incorporated herein by reference thereto.

3. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 91) and incorporated by reference thereto.

4. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 93) and incorporated by reference thereto.

5. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 94) and incorporated by reference thereto.

6. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 100) and incorporated by reference thereto.

7. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 106) and incorporated by reference thereto.

8. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 110) and incorporated herein by reference.

9. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 112) and incorporated herein by reference.

10. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 104) and incorporated herein by reference.

11. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 111) and incorporated herein by reference.

12. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 82) and incorporated herein by reference.

13. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 105) and incorporated herein by reference.

14. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 117) and incorporated herein by reference.

15. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 118) and incorporated herein by reference.

16. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 119) and incorporated herein by reference.

17. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 121) and incorporated herein by reference.

18. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 122) and incorporated herein by reference.

#    Filed herewith.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  REGISTRANT

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. INDEMNIFICATION

Under the Registrant's Agreement and Declaration of Trust, as amended, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business and other connections of the officers and Directors of Standish Mellon Asset Management Company LLC ("Standish Mellon"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish Mellon as currently on file with the Commission (File No. 801-60527), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of The Boston Company Asset Management, LLC ("TBCAM"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of TBCAM as currently on file with the Commission (File No. 801-6829), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of Franklin Portfolio Associates, LLC ("Franklin"), the investment adviser to certain series of the Registrant, are listed on the Form

ADV of Franklin as currently on file with the Commission (File No. 801-54328), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of Mellon Equity Associates, LLP ("Mellon Equity"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Mellon Equity as currently on file with the Commission (File No. 801-28692), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of Newton Capital Management Ltd. ("Newton"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Newton as currently on file with the Commission (File No. 801-42114), the text of which is hereby incorporated by reference.

The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part 2; and

(b)  Section IV, Business Background, of each Schedule D.

Item 27. PRINCIPAL UNDERWRITER

(a) Mellon Funds Distributor, L.P. serves as the principal underwriter of each of the following series of the Registrant:

The Boston Company Emerging Markets Core Equity Fund         Standish Mellon Crossover Bond Fund
The Boston Company International Core Equity Fund            Standish Mellon Emerging Markets Debt Fund
The Boston Company International Small Cap Fund              Standish Mellon Enhanced Yield Fund
The Boston Company Large Cap Core Fund                       Standish Mellon Fixed Income Fund
The Boston Company Small Cap Growth Fund                     Standish Mellon Global Fixed Income Fund
The Boston Company Small Cap Tax-Sensitive Equity Fund       Standish Mellon High Yield Bond Fund
The Boston Company Small/Mid Cap Growth Fund                 Standish Mellon Intermediate Tax Exempt Bond Fund
The Boston Company Small Cap Value Fund                      Standish Mellon International Fixed Income Fund
The Boston Company World ex-U.S. Value Fund                  Standish Mellon International Fixed Income Fund II
                                                             Standish Mellon Investment Grade Bond Fund
Mellon Equity Large Cap Growth Fund                          Standish Mellon Opportunistic High Yield Fund
Mellon Equity Micro Cap Fund
Mellon Institutional Market Neutral Fund
Newton International Equity Fund

(b)  Directors and Officers of Mellon Funds Distributor, L.P.:

Positions and Offices

                                    Positions and Offices              Positions and Offices
         Name                            with Underwriter                  with Registrant
   Mary T. Lomasney               Chief Compliance Officer           Chief Compliance Officer
   Denise B. Kneeland             Executive Vice President           Assistant Vice President

The General Partner of Mellon Funds Distributor, L.P. is Standish Mellon.

(c)  Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS


Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the Registrants' principal office, located at One Boston Place, Boston, Massachusetts 02108. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian. Records are also maintained by the Registrants' advisers located at: Franklin Portfolio Associates, LLC, One Boston Place, 29th Floor, Boston MA 02108; Mellon Equity Associates, LLP, 500 Grant Street, Suite 4200, Pittsburgh, PA 15258; Newton Capital Management Ltd., The Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, England.

Item 29. MANAGEMENT SERVICES

              Not applicable

Item 30. UNDERTAKINGS

             Not  applicable.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effective of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Commonwealth of Massachusetts and the State of Massachusetts, on the 28th day of April, 2006.

                                              MELLON INSTITUTIONAL FUNDS
                                              INVESTMENT TRUST

                                              /s/ DENISE B. KNEELAND
                                              ---------------------------------
                                              Denise B. Kneeland, Vice President

The term "Mellon Institutional Funds Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, as amended, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

   Signature                     Title                               Date
Patrick J. Sheppard*          Trustee and President              April 28, 2006
---------------------------   (principal executive officer)
Patrick J. Sheppard

Steven M. Anderson*           Treasurer (principal financial     April 28, 2006
---------------------------   and accounting officer)
Steven M. Anderson

Samuel C. Fleming*                      Trustee                  April 28, 2006
---------------------------
Samuel C. Fleming

Benjamin M. Friedman*                   Trustee                  April 28, 2006
---------------------------
Benjamin M. Friedman

John H. Hewitt*                         Trustee                  April 28, 2006
---------------------------
John H. Hewitt

Caleb Loring III*                       Trustee                  April 28, 2006
---------------------------
Caleb Loring III


*By: /s/ DENISE B. KNEELAND
     ----------------------
       Denise B. Kneeland
       Attorney-In-Fact

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Mellon Institutional Funds Investment Trust has been signed by the following persons in their capacities with Mellon Institutional Funds Master Portfolio and on the date indicated.

   Signature                     Title                               Date
Patrick J. Sheppard*          Trustee and President             April 21, 2006
---------------------------   (principal executive officer)
Patrick J. Sheppard

Steven M. Anderson*           Treasurer (principal financial    April 21, 2006
---------------------------   and accounting officer)
Steven M. Anderson

Samuel C. Fleming*                       Trustee                 April 21, 2006
---------------------------
Samuel C. Fleming

Benjamin M. Friedman*                    Trustee                 April 21, 2006
---------------------------
Benjamin M. Friedman

John H. Hewitt*                          Trustee                 April 21, 2006
---------------------------
John H. Hewitt

Caleb Loring III*                        Trustee                 April 21, 2006
---------------------------
Caleb Loring III


*By: /s/ DENISE B. KNEELAND
     -----------------------
       Denise B. Kneeland
       Attorney-In-Fact

                                  EXHIBIT INDEX


23 (j) Consent of Independent Registered Public Accounting Firm for the Registrant. (#)